LEASE

     THIS  INDENTURE of Lease is made this 22nd day of  December,

1994,  by  and  between HOUSING AUTHORITY AND URBAN REDEVELOPMENT

AGENCY  OF  THE CITY OF ATLANTIC CITY, located at P.O. Box  1258,

227  N.  Vermont  Avenue, Atlantic City, New  Jersey  08404  (the

"Landlord")  and  ATLANTIC CITY SHOWBOAT, INC.,  located  at  801

Boardwalk, Atlantic City, New Jersey (the "Tenant").

                           WITNESETH:

     Article 1:  DEFINITIONS.

     In  addition  to other terms defined herein,  the  following terms  shall have the meaning set forth in this Article 1  unless the context otherwise requires.

     1.1.    "Agreement" means that certain Contract for Sale  of

Land for Private Redevelopment by and between Landlord and Tenant dated June 11, 1993 as amended May 26, 1994.

     1.2.   "Commencement Date" means January 1, 1995.

     1.3.   "Demised Premises" shall mean the lands and premises,

together  with all abutting sidewalks, buildings and improvements located  and to be located thereon, situate, lying and  being  in the  City of Atlantic City, County of Atlantic and State  of  New

Jersey,  known  as  a portion of the Uptown Urban  Renewal  Tract

("UURT")  as  more particularly described on Exhibit "A"  annexed hereto and expressly made a part hereof.

     1.4.    "Governmental Authorities" shall mean  all  federal,

state,   county,  municipal,  and  local  governments,  and   all

departments, commissions, boards, agencies, bureaus  and  offices

thereof,  having  or  claiming  jurisdiction  over  the   Demised

Premises.

     1.5.    "Impositions"  shall mean  all  taxes,  assessments,

(including  but  not  limited  to,  all  assessments  for  public improvements  or  benefit),  water and  sewer  rents,  rates  and charges,

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charges for public utilities, excises, levies,  license

and  permit  fees  or  other governmental  charges,  general  and special, ordinary and extraordinary, foreseen and unforeseen,  of any kind and nature whatsoever, which at any time during the term of  this  Lease  may  have  been  or  may  be  assessed,  levied,

confirmed, imposed upon, or grow or become due or payable out  of or  in  respect of, or become a lien on, the Demised Premises  or any  part  thereof  or  any appurtenance  thereof,  the  Personal

Property (as hereafter defined) and any use or occupation of  the

Demised Premises.

     1.6.    "Landlord" shall mean, at any given time,  only  the

then owner of Landlord's interest in the Demised Premises.

     1.7.    "Person"  shall  mean  and  include  an  individual,

corporation,     partnership,     unincorporated     association,

syndication, trust and any governmental entity or other entity.

     1.8.    "Personal Property" shall mean all lighting fixtures

and  other  personal property affixed to the Demised Premises  or substitutions or replacements for any of the foregoing.

     1.9.   Intentionally deleted.

     1.10.  "Rent" shall mean annual Rent and all fees, sums  and charges payable by Tenant to Landlord under this Lease.

     1.11.   "Tenant" shall mean, at any given time,  the  Tenant

named  herein  and  its  legal  representatives,  successors  and assigns as Tenant under this Lease.

     1.12.   "Term  of this Lease" shall mean the  term  of  this

Lease provided for in Article 3 hereof.

     Any  capitalized term not specifically defined herein  shall have  the  meaning given such terms in the Agreement  unless  the context requires otherwise.

     Article 2:  DEMISED PREMISES.

     Landlord,  for and in consideration of the Rent  hereinafter reserved by Landlord and the

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covenants and agreements hereinafter contained  on  the part of the Tenant,

its legal representatives, successors  and  assigns,  to be paid, kept  and performed,  has leased,  rented,  let  and demised and by  these  presents,

does hereby  lease, rent, let and demise the Demised Premises  to  the

Tenant  and  the  Tenant does hereby take and  hire  the  Demised

Premises upon and subject to the terms and conditions hereinafter set  forth  including such items of Personal Property situate  at the  Demised Premises, all of which are subject to the terms  and conditions of this Lease.

     Together with all right and interest, if any, of Landlord in and  to  the land lying in the streets and roads in front of  and adjoining  the Demised Premises, to the center line thereof,  and in  and to any easement appurtenant to the Demised Premises,  but no  limitation or termination of any such right or interest shall affect this Lease or any of Tenant's obligations hereunder.

     Article 3:  TERM.

     3.1.    The  Term hereof shall commence on the  Commencement

Date  described  in Paragraph 1.2 and shall end at  either  11:59

p.m.  five years thereafter or when Forest City Ratner Companies,

a  New  York  General Partnership, or its successors  or  assigns

("FCR")   receives  a  temporary  or  permanent  Certificate   of

Occupancy  permitting the Tenant to occupy at least  385  parking spaces in the parking facility to be constructed by FCR on  Block

13, whichever occurs first.

     Article 4:  ANNUAL RENT.

     4.1.    The  Tenant  covenants and  agrees  to  pay  to  the

Landlord during the Term, without demand, setoff, or deduction of any  kind,  an  annual Rent of Seven Hundred and  Fifty  Thousand

($750,000.00) Dollars. Commencing with the first quarter  of  the term  of the Lease, the Rent shall be paid by the Tenant  to  the

Landlord  in  equal quarterly installments of One Hundred  Eighty

Seven Thousand, Five Hundred ($187,500.00) Dollars in advance  on the  first day of each

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quarter during the Term commencing  as  of the  Commencement  Date  as mentioned in Paragraph  1.2  of  this Lease.

     4.2.    At  the Commencement Date of the Lease, and on  each

anniversary  thereafter, or as soon thereafter as  the  CPI-U  is available  to the Landlord, the Rent shall be adjusted thereafter

to   reflect  increases  in  the  Consumer  Price  Index  in  the

Philadelphia, Wilmington, Trenton Region (All Urban  Consumers  -

CPI-U) (hereinafter CPI-Philadelphia) (1982-84=100) using January

1995  as  the  base  year.  The  index  numbers  referred  to  in

Subsection  (a)  below  will be taken from  this  Consumer  Price

Index, except as set forth in Subsection (b) below.

     (a)  The adjustments in the annual Rent shall be determined by multiplying $750,000.00 by a fraction, the numerator

          of which is the index number for the anniversary month

          and the denominator of which is the index number for

          January 1995. If the product of this multiplication is

          greater than $750,000.00, Tenant shall pay this greater

          amount as the yearly Rent until the time of the next

          rental adjustment as called for in this section. If the

          product of this multiplication is less than

          $750,000.00, there shall be no adjustment in the annual

          Rent at that time and Tenant shall pay the same annual

          Rent, until the time of the next rental adjustment as

          called for in this Lease. In no event shall any rental

          adjustment called for in this section result in an

          annual Rent less than $750,000.00

     (b)  If the CPI-Philadelphia is discontinued during the term of this lease, the remaining rental adjustments called

          for in this section shall be made using the formula set

          forth in Subsection (a) above, but substituting the

          index numbers for the Consumer Price Index-Seasonally

          Adjusted U.S. City Average For All Items for All Urban

          Consumers (CPI-U) for the index numbers for the CPI-U.
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          If both the CPI-Philadelphia and the CPI-U are

          discontinued during the terms of this lease, the

          remaining rental adjustments called for in this section

          shall be made using the statistics of the Bureau of

          Labor Statistics of the United States Department of

          Labor that are most nearly comparable to the

          CPI-Philadelphia. If the Bureau of Labor Statistics of

          the United States Department of Labor ceases to exist

          or ceases to publish statistics concerning the

          purchasing power of the consumer dollars during the

          term of this lease, the remaining rental adjustments

          called for in this section shall be made using the most

          nearly comparable statistics published by a recognized

          financial authority selected by Landlord.

     4.3.    The Rent shall be paid by the Tenant to the Landlord

at  the Landlord's address specified in the opening paragraph  of this  Lease, or to such other person and/or at such other address as  the Landlord may direct by notice to the Tenant, in such coin or  currency  of the United States of America as at the  time  of payment  shall  be  legal tender for the payment  of  public  and private debts, or by check of the Tenant (subject to collection).

The  Rent  shall  be paid without notice or demand,  and  without abatement, deduction or setoff as set forth above.

     4.4.    If  the  Tenant shall fail to make  payment  of  any

installment of Rent hereunder within ten (10) days after the date when  due, then, and in such event, the Tenant shall pay  to  the

Landlord  on demand, as Additional Rent, a late fee of five  (5%)

percent of said quarterly payment . The late payment fee required to  be paid by the Tenant pursuant to this Paragraph 4.4 shall be in  addition  to all the rights and remedies provided  herein  to

Landlord  for the nonpayment of Rent and the payment of any  such fee  by  the  Tenant and acceptance of the same by  the  Landlord shall not restrict the Landlord in any respect in the exercise of
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
any  other or further such right or remedy nor shall the same  be deemed, by Landlord, to be a waiver of or release from any of the obligations of Tenant contained in this Lease.

     Article 5:  PAYMENT OF IMPOSITIONS.

     5.1.   Tenant shall pay and discharge as Additional Rent all

Impositions  and all other charges or payment of every  kind  and nature whatsoever, whether or not now within the contemplation of the  parties, imposed by any and all Governmental Authorities  as shall,  during the Term, be imposed or become a lien upon all  or any  portion of the Demised Premises, and any and all assessments or  other charges imposed upon the Demised Premises in lieu of or in  addition to the foregoing, under or by virtue of any  present or  future  laws  or  regulations of  any  and  all  Governmental

Authorities.

     5.2.   Tenant shall pay and discharge as Additional Rent all

charges for electricity, and all other public and private utility service  or  services  furnished to or for  the  benefit  of  the

Demised Premises during the Term.

     5.3.     The  Tenant  shall  also  pay  and  discharge,   as

Additional  Rent, all taxes and assessments which shall  or  may,

during  the  Term, be imposed or become a lien upon  the  Demised

Premises  or the Personal Property of Landlord or Tenant employed in  the  operation of the Demised Premises or in connection  with the Tenant's conduct of business on the Demised Premises.

     Article 6:  SURRENDER OF THE DEMISED PREMISES.

     6.1.   The Tenant shall and will on the last day of the Term

of  this Lease or upon any earlier termination of this Lease,  or upon any re-entry by the Landlord upon the Demised Premises, will surrender  and deliver the Demised Premises, clean  and  in  good order, into the possession and use of the Landlord without  fraud
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
or  delay and in good order, condition and repair, free and clear of  all  liens and encumbrances except those existing as  of  the date  of the Agreement including those contained in the Agreement and  those  placed, suffered or created by the Landlord  upon  or against  the Demised Premises and those for which the  Tenant  is not responsible.

     6.2.    The  provisions of this Article 6 shall survive  the

expiration or sooner termination of this Lease.

     Article 7:  USE, MAINTENANCE, ALTERATIONS AND REPAIRS, ETC.

     7.1.    Tenant has leased the Demised Premises after a  full

and  complete examination thereof as well as its present uses and non-uses. Landlord represents and warrants however that  the  use described  in Section 7.3 below is a permitted use in  accordance with  the  Urban  Renewal Plan and this  Lease.  Except  for  the foregoing,  Tenant  accepts  the  Demised  Premises  without  any representation or warranty, express or implied,  in  fact  or  by law,  by  Landlord  and without recourse to Landlord  as  to  the nature,  condition, or useability thereof or the use or  uses  to which the Demised Premises or any part thereof may be put.

     7.2.    Throughout the Term, Landlord shall not be  required

to furnish any services or facilities, nor to make any repairs or alterations,  in  or to the Demised Premises. The  Tenant  hereby assumes  the  full  and sole responsibility  for  the  condition,

operation, repair, replacement, maintenance and management of the entire Demised Premises.

     7.3.    The Demised Premises may be used only for an interim

surface parking facility for personal passenger motor vehicles of the Tenant's employees, casino and hotel guests. For the purposes of  this  subsection, the term "personal passenger motor vehicle"

shall  include minivans, but shall not include such  vehicles  as recreation  vehicles,  trailers,  buses,  trucks  and  commercial vehicles, or other like vehicles of any kind.
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
     7.4.

     (a)     Notwithstanding the foregoing, the Tenant shall  not

use  or  occupy  nor permit the Demised Premises to  be  used  or occupied, nor do, suffer or permit anything to be done in  or  on the  Demised  Premises, in whole or in part, in  a  manner  which would  in  any  way:  (i)  violate any certificate  of  occupancy affecting  the Demised Premises; (ii) make void or  voidable  any insurance  then  in  force with respect to the Demised  Premises;

(iii)  make  it  impossible to obtain  fire  or  other  insurance required  to  be  furnished by the Tenant hereunder;  (iv)  cause injury  to  all  or  any  portion of the  Demised  Premises;  (v)

constitute  a  public or private nuisance; or  (vi)  violate  any

present  or  future  law,  regulation,  or  requirement  of   any

governmental, public or quasi-public authority at any time having jurisdiction of or over the Demised Premises.

     (b)     Tenant  shall, at its own cost and  expense,  comply

with all: (i) requirements of law; (ii) laws, ordinances, orders,

rules,   requirements,  and  regulations  of   all   Governmental

Authorities affecting the Demised Premises or having jurisdiction thereover;  (iii) requirements of the Fire Insurance Exchange  or similar body, and of any liability insurance company insuring the

Landlord  against liability for accidents on, or  connected  with the  Demised  Premises  including without  limitation  all  laws,

ordinances,  orders, rules and regulations  which  apply  to  the

Demised   Premises  or  the  structural  parts  thereof,  whether

ordinary or extraordinary foreseen or unforeseen.

     7.5.   Tenant shall, at its sole cost and expense, take good

care  of  the  Demised  Premises and make all  repairs  necessary thereto  in  order  to restore all improvements  on  the  Demised

Premises at least to the extent of their value and as practicable

to   their   original  quality  and  character  as  in  existence

immediately  prior  to the occurrence necessitating  the  repair,

whether interior or exterior, nonstructural, ordinary or extraordinary, and foreseen or unforeseen. Further, Tenant shall maintain and keep the Demised Premises, and the lawns, sidewalks,

ramps, driveways, curbs and areas adjacent thereto in good order,

repair  and  condition.  The  Landlord  makes  no  warranties  or representations  with  respect to the condition  of  the  Demised

Premises or the sidewalks, ramps, driveways and curbs. The Tenant shall  maintain and keep the Personal Property, if any,  in  good order, repair and condition. Tenant shall also, at its sole  cost and  expense, keep sidewalks, ramps and driveways free and  clear from  rubbish, ice and snow and in good condition and repair  and shall not encumber, or obstruct the same nor allow the same to be encumbered or obstructed in any manner.

     7.6.    Tenant  may,  at  its sole cost  and  expense,  make

additions, alterations and changes in and to the Demised Premises

provided  that  the  Tenant  is  not  then  in  default  in   the

performance of any of the Tenant's covenants, obligations, duties or agreements in this Lease. The Tenant shall provide at its sole

cost   and  expense  paving,  landscaping,  utilities,  drainage,

lighting,  security and off-site improvements, if  any,  for  the

Demised Premises. The Tenant shall also be responsible to  remove any  underground storage tanks of any kind and shall perform  any site  remediation  which  may  be required  by  any  governmental entity,  at its sole cost and expense. The Tenant shall, however,

receive   a   credit  in  accordance  with  Section   28.1.   All

improvements shall be done in accordance with plans  approved  by

the   Landlord   and   any  other  governmental   entity   having

jurisdiction. The Demised Premises occupies a prominent  location in  the  City.  As a result, a high standard of  design  will  be required. Chain link fencing will not be permitted. All  existing and proposed overhead utility lines on the Demised Premises shall be  placed  underground prior to the use of the Demised  Premises

for   parking.   All   erections,  alterations,   additions   and

improvements,   if  any,  whether  temporary  or   permanent   in

character,  which may be made upon the Demised  Premises  by  any
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
person,  shall, at the Landlord's sole option, either become  the

property  of  the  Landlord,  and  shall  remain  upon   and   be

surrendered  with the Demised Premises at a part thereof  at  the termination of this Lease without any compensation whatsoever  to

Tenant  or to anyone else or at the Landlord's option be  removed by  Tenant at the Tenant's expense at the expiration of the Lease and  the property restored to its original condition, normal wear and  tear  excepted. If Tenant fails to remove  the  improvements within  thirty (30) days of Landlord's written request to do  so,

Landlord may remove such improvements at Tenant's expense.

     Article 8.     INDEMNIFICATION OF LANDLORD: MUTUAL WAIVER OF

     SUBROGATION.

     8.1.    Landlord shall not be responsible or liable for  any

damage or injury to any property or to any one or more persons at any  time on or about the Demised Premises arising from any cause whatsoever. Tenant shall not hold Landlord in any way responsible or  liable  therefor,  and hereby releases and  remises  Landlord therefor.  Tenant will indemnify and hold Landlord harmless  from and  against:  (i)  any  and all claims, liabilities,  penalties,

damages, expenses and judgments arising from injury to persons or property of any nature in and upon the Demised Premises, and  the streets, sidewalks and curbs adjacent thereto; and (ii)  any  and all  of the foregoing arising from Tenant's occupation of and its conduct  of business upon, the Demised Premises and the  streets,

sidewalks  and  curbs adjacent thereto. The foregoing  shall  not apply to matters involving Landlord's gross negligence or willful

misconduct  or  that  of  the  Landlord's  agents,  servants   or

employees.

     8.2

     (a)     Tenant hereby waives all rights of recovery  against

the  Landlord, its agents, employees and representatives. Neither

Tenant  nor  Landlord nor their respective agents,  employees  or representatives shall be liable to the other for loss  or  damage covered  by any insurance policy. The liability of the Tenant  to
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indemnify the Landlord as set forth in Paragraph 8.1 hereof shall not extend to any matter to the extent Landlord actually receives insurance  coverage or proceeds therefor; provided however,  that if  any  such liability shall exceed the amount of the  effective and collectable insurance in question, the Tenant shall be liable for such excess.

     (b)     All  insurance policies required  under  this  Lease

shall  contain  waivers  by the carriers  insuring  same  of  all subrogation rights as against Landlord and Tenant.

     Article 9.  INSURANCE.

     9.1.    During the term, Tenant shall, at its sole cost  and

expense  and  for the benefit of the Landlord, and  any  and  all mortgagee  of  the  Demised  Premises,  carry  and  maintain  the following types of insurance in the amounts herein specified:

     (a)     Comprehensive  public liability insurance  including

property  damage  insuring Landlord and Tenant against  liability for injury or damage to persons or property occurring in or about

the   Demised   Premises  or  arising  out  of   the   ownership,

maintenance, use or occupancy thereof. The liability  under  such insurance shall not be less than: (i) $5,000,000.00 for  any  one

person  injured  or  ldlled;  (ii)  $5,000,000.00  for  any   one

accident;  and  (iii) $1,000,000.00 for personal property  damage per accident;

     (b)    Such other insurance in such amounts as may from time

to  time  be  required  by the Landlord against  other  insurable hazards  which  at the time are commonly insured against  in  the case of premises similarly situated to the Demised Premises.

     9.2.     All   policies   of  insurance  (except   liability

insurance)  carried  or  maintained hereunder  shall  provide  by endorsement that any loss shall be payable to Landlord or Tenant,

as  their  respective interests may appear.  All  such  insurance shall  be in a form, and maintained with carriers satisfactory
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to Landlord.

     9.3.    All  policies  of  insurance carried  or  maintained

hereunder  shall  contain an agreement by the insurer  that  each such  policy shall not be cancelled without at least thirty  (30)

days' written notice to Landlord.

     9.4.    At  least  ten (10) days prior to  the  Commencement

Date,  Tenant  shall deliver to Landlord evidence  of  the  above mentioned insurance coverage including a Certificate of Insurance

and   Policy  naming  the  Landlord  as  an  additional   insured

satisfactory to the Landlord. At least ten (10) days prior to the expiration of any policy, Tenant shall provide the Landlord  with replacement  coverage  in accordance with this  Article  9.  Upon

Tenant's  failure to comply in full with this Article 9, Landlord shall  have  the  immediate right to: (i)  obtain  the  aforesaid insurance coverage; (ii) pay the premiums monthly installment  of

Annual Rent next due, which amount shall be paid by the Tenant to the Landlord as Additional Rent.

     Article 10:  DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.

     10.1.   If,  at  any  time during the term, the  building  or

improvement on the Demised Premises shall be wholly or  partially damaged  or  destroyed by fire or other casualty  (including  any casualty  for which insurance coverage was not obtained)  of  any

nature   whatsoever,  regardless  of  whether  said   damage   or

destruction resulted from an act of God, the fault of  Tenant  or

Landlord  or  from any other cause whatsoever, then Tenant  shall promptly  replace, repair and/or rebuild the damaged or destroyed buildings and improvements on the Premises at least to the extent of  the  value,  and  as near as practicable  to  their  original quality and character, of all such buildings and improvements  as in existence immediately prior to the damage or destruction. Such

rebuilding   shall  be  made  in  accordance   with   plans   and

specifications  therefor which shall first be  submitted  to  and approved in writing by Landlord prior to commencement  of  any
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repair or rebuilding.

     10.2.

     (a)     All  insurance money collected by Landlord from  any

policy  of  insurance on account of such damage  or  destruction,

less the cost, if any, incurred in connection with the adjustment of the loss and the collection thereof (herein sometimes referred to  as the "insurance proceeds"), shall be applied to the payment of  the  cost of the rebuilding. The insurance proceeds shall  be paid  out  to or for the account of Tenant from time to  time  as such  work progresses, upon Tenant's presentation to Landlord  of valid  bills  for  invoices for repair or reconstruction  of  the

Premises.  All  sums so paid to Tenant, and any  other  insurance proceeds  received or collected by or for the account  of  Tenant

(other   than  by  way  of  reimbursement  to  Tenant  for   sums

theretofore paid by Tenant), shall be held by Tenant in trust for the purpose of paying the cost of such reconstruction.

     (b)      Upon  Landlord's  receipt  of  evidence  reasonably

satisfactory  to  it that the repair or reconstruction  has  been completed  and paid for in full, and that there are no  liens  on the  Premises as a result thereof, Landlord shall pay  to  Tenant

any   remaining  balance  of  said  insurance  proceeds.  If  the insurance proceeds received by Landlord shall be insufficient  to pay  the  entire cost of repair or reconstruction,  Tenant  shall supply  the  amount of any such deficiency and shall  apply  such monies to the payment of the cost or repair or reconstruction  as such becomes necessary for the prompt completion of the repair or

reconstruction,  and  before  calling  upon  Landlord   for   the

disbursement  of  any  remaining  insurance  proceeds   held   by

Landlord.

     (c)    Under no circumstances shall Landlord be obligated to

make  any payment, disbursement or contribution towards the  cost of  the  work,  except  to the extent of the  insurance  proceeds actually received by Landlord.
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     10.3.   No provisions of this Article shall be construed  to

entitle Tenant to any abatement, reduction, allowance against  or suspension  of  Rent for any reason whatsoever. If  any  Personal

Property  is  damaged or lost as a result of such fire  or  other casualty,  Tenant  shall  likewise, at  its  own  sole  cost  and expense,  and whether or not any insurance proceeds are available or  adequate  for  such purpose, repair or replace  the  Personal

Property  so  damaged  or  lost. Such  repairing,  restoring  and replacement  required  by this Paragraph 10.3  shall  be  without cost, charge or expense of any kind to Landlord.

     10.4.   No  destruction of or damage to the Demised Premised

or  the  Personal  Property or any part  thereof,  including  any buildings  or improvements, by fire or other casualty whatsoever,

whether  such  damage  or  destruction be  partial  or  total  or otherwise,  shall entitle or permit the Tenant  to  surrender  to terminate  this  Lease  or  shall  relieve  the  Tenant  for  its liability  to  pay the full Annual Rent and Additional  Rent  and other  sums and charges payable by the Tenant hereunder  or  form any  of  its  other obligations under this Lease; and the  Tenant hereby  waives any rights now or hereafter conferred upon  it  by statute or otherwise to surrender this Lease or quit or surrender the  Demised  Premises  or any part hereof,  or  to  receive  any suspension,  diminution,  abatement or reduction  of  the  Annual

Rent,  Additional Rent or other sums and charges payable  by  the

Tenant  hereunder on account of any such destruction  or  damage.

Nothing  contained herein shall alter or diminish Tenant's  right to terminate this Lease under Section 3.1 hereof.

     Article 11: CONDEMNATION; TAKING BY EMINENT DOMAIN.

     11.1.   If the entire Demised Premises shall be taken  under

the  exercise  of  the power of eminent domain  (or  any  similar governmental  power  in  the  nature thereof)  by  any  competent governmental authority, this Lease shall terminate as of the date of such taking. In that event, all Rent reserved hereunder shall be apportioned as of the date of such taking and all prepaid rentals,  if any, not theretofore applied toward the  payment  of

Rent, in accordance with the provisions hereof, shall be refunded promptly to the Tenant.

     11.2.   If  less than the entire Demised Premises  shall  be

taken  under the exercise of the power of eminent domain  or  any similar  power,  Tenant  shall pay to the  Landlord  a  pro  rata portion  of the Rent and taxes, and other charges and the  Tenant shall  make such repairs and restorations as may be necessary  to fully  restore all remaining portions of the Demised Premises  at least to the extent of their value, and as near as practicable to their  original quality and character as in existence immediately prior to the taking. During the time such repairs or restorations are  being  made,  Tenant  shall only be  required  to  pay  that proportion  of  the  aggregate Rent, costs and expenses  reserved hereunder  as  the  area of the portion of the  Demised  Premises remaining  tenantable bears to the entire  area  of  the  Demised

Premises   prior  to  said  taking.  Upon  completion   of   said

restoration, the Rent reserved hereunder shall be reduced for the remainder of the term and thereafter, Tenant shall be required to pay  that  proportion  of the Rent as the area  of  the  restored

Demised Premises bears to the area of the entire Demised Premises prior to said taking.

     11.3.  In the event of any taking, whether total or partial,

the  Tenant shall have no claim in or to any award of damages for such  taking  except  to the extent that such award  specifically represents  compensation for damages to the  Tenant's  Leasehold.

Except for the foregoing, Tenant hereby expressly assigns any and all of its right, title and interest in and to all such awards to the  Landlord. Landlord shall give Tenant (10) days notice of the taking.  From the date the Tenant receives the notice of  taking,

Tenant  shall  have 90 days to terminate this  Lease.  If  Tenant exercises its rights to terminate this Lease within 90 days of receipt of the notice of taking, Tenant shall not be obligated to repair or restore pursuant to Article 11.2 and Landlord shall  be entitled  to any award or payment due to Tenant from  the  taking

Authority.

     Article 12: DISCHARGE OF LIENS.

     12.1.  Tenant shall not create or permit to be created or to remain and shall discharge any lien, encumbrance or charge levied on  account  of  any  Imposition or  any  mechanic's,  laborer's,

contractor's  or  material man's liens or any  other  encumbrance which might or does constitute a lien, encumbrance or charge upon the  Demised  Premises,  or  any  part  thereof,  of  the  income therefrom  whereupon the Personal Property, having a priority  or preference over or ranking on a priority with the estate,  rights or  interest  of  the  Landlord in the Demised  Premises  or  the

Personal  Property, or any part thereof, or the income therefrom,

and  Tenant will not suffer any other matter or thing whereby the estate,  rights  and  interests of the Landlord  in  the  Demised

Premises  or the Personal Property or any part thereof  might  be impaired.

     12.2.    If  any  mechanic's,  laborer's,  contractor's   or

material man's lien or notice of intention to lien shall  at  any time  be  filed against the Demised Premises or any part thereof,

Tenant,  within thirty (30) days after the notice of  the  filing thereof  shall  cause  the  same to be discharged  of  record  by

payment,   deposit,   bond,  Order  of  a  Court   of   competent

jurisdiction or otherwise. If the Tenant shall fail to cause such lien  to be discharged within the aforementioned period, then  in addition  to any other right or remedy, Landlord may,  but  shall not  be  obligated to, discharge the same either  by  paying  the amount  claimed to be due or by procuring the discharge  of  such lien  by deposit or by bonding proceedings and in any such event,

Landlord shall be entitled, if Landlord so elects, to compel  the prosecution of an action for the foreclosure of such lien by  the lienor and to pay the amount of the judgment in favor of the lienor, with interest, costs and allowances. In any event, if any suit, action or proceedings shall be brought to foreclose  or enforce any such lien (whether or not the prosecution thereof was so compelled by Landlord), Tenant shall, at its own sole cost and expense,  promptly pay, satisfy and discharge any final  judgment entered  therein,  in  default of which, Landlord,  at  its  sole option may do so. Any and all amounts so paid by Landlord in this

Paragraph  12.2  as provided herein, and all costs  and  expenses paid or incurred by the Landlord in connection with any or all of the  foregoing matters, including, without limitation, reasonable attorneys' fees shall be paid by Tenant to Landlord on demand  as

Additional Rent hereunder.

     Article 13: ASSIGNMENT, SUBLETTING.

     13.1.   The  Tenant  shall  not  assign,  mortgage,  pledge,

encumber  or  in  any manner transfer this Lease or  any  portion thereof or any interest herein nor sublease all or any portion of the Demised Premises.

     13.2.    In  the  event  of  any  voluntary  or  involuntary

bankruptcy  arrangement, plan of reorganization,  assignment  for

the   benefit  of  creditors  or  other  insolvency  or   related

proceeding  filed,  instituted or conducted by  law,  against  or otherwise on behalf of Tenant, the Leasehold created hereby shall not  be  assigned nor the Premises sublet, nor shall either  this leasehold or the Premises be otherwise or transferred,  in  whole or in part, to any party.

     13.3.  The Landlord shall have the right to assign pledge or encumber or in any manner assign or transfer its interest in this

Lease  without the consent of the Tenant. If the Landlord assigns or  transfers  its interest in this Lease to Forest  City  Ratner

Companies  or  any successor thereto ("FCR"), the  assignment  or transfer  shall not effect any obligation that FCR  may  have  to reimburse the Tenant for any improvements to the Demised Premises

that   the  Tenant  may  have  constructed  notwithstanding   the
provisions of Article 7.6 which gives the Landlord the option  to retain  Tenant  improvements at the termination or expiration  of the Lease.

     Article 14: DEFAULT PROVISIONS.

     14.1.   The  occurrence  of  any of  the  foregoing  events,

(Events of Default) shall constitute a default under this Lease:

     (a)  Tenant  fails to make lawful and timely payment  within ten  (10)  days  of the date due of any installment  of

          annual Rent or Additional Rent or another sum or charge

          payable  by  the  Tenant  to the  Landlord  or  to  any

          Government  Authority  with  respect  to  the   Demised

          Premises.

     (b)  Tenant  fails to perform or observe any covenant,  term or  condition of this Lease to be performed or observed

          by  the  Tenant  (other than defaults  covered  by  (a)

          above)  and  such  failure continues for  a  period  of

          fifteen  (15) days after written notice by Landlord  to

          Tenant;  provided that if Tenant, through no  fault  of

          Tenant,  is  unable  to cure such failure  within  such

          period and Tenant has commenced cure within such period

          and is diligently pursuing such cure, Tenant shall have

          an  additional  period of time to cure  not  to  exceed

          fifteen (15) days.

     (c)  Tenant  ceases  to  do business as a going  concern  or filed  any  petition with respect to its own  financial

          condition  under  any bankruptcy law or  any  amendment

          thereto  including without limitation  a  petition  for

          reorganization, arrangement or extension), or under any

          other  insolvency law or laws providing for the  relief

          of debtors.

     (d)  (i)  A receiver, trustee, conservator or liquidator  is appointed for Tenant or all of a substantial portion of

          its  assets,  and  the  underlying  proceeding  is  not

          discharged   within   ninety  (90)   days   after   its
          commencement,  (ii)  this  Lease,  the  estate   hereby

          granted or the unexpired balance of the Term would,  by

          operation  of  law  or  otherwise,  except   for   this

          provision,  pass  to  any person, firm  or  corporation

          other than Tenant, or (iii) Tenant shall be adjudicated

          bankrupt or insolvent or in need of any relief provided

          to debtors by any court; or

     (e)  Tenant  shall cause or permit the Demised  Premises  to become  vacant  or  abandoned for any  period  of  time

          whatsoever.

     Article 15: LANDLORD'S REMEDIES.

     15.1.   Upon the occurrence of an Event of Default specified

in Article 14 above, Landlord may exercise any one or more of the following remedies:

     (a)  Landlord  shall  give Tenant a notice (the  Termination

          Notice)  of  this  intention to  terminate  this  Lease

          specifying  a  date  not  less  than  ten   (10)   days

          thereafter  upon which date this Lease,  the  term  and

          estate  hereby  granted and all rights  of  the  Tenant

          hereunder  shall  expire and terminate. Notwithstanding

          the  foregoing:  (i)  Tenant shall  remain  liable  for

          damages as hereinafter set forth; and (ii) Landlord may

          institute  dispossess  proceedings  for  nonpayment  of

          Rent,  distraint or other proceedings  to  enforce  the

          payment  without giving the termination  notice;  (iii)

          any  unpaid Rent for the quarter in which the Event  of

          Default  occurs shall be accelerated and shall  be  due

          from Tenant to Landlord on Landlord's demand.

     (b)  Upon  any such termination or expiration of this Lease,

          Tenant  shall peaceably quit and surrender the  Demised

          Premises to the Landlord, and the Landlord may  without

          further   notice  enter  upon,  reenter,  possess   and

          repossess    itself   thereof,   by   force,    summary
          proceedings, ejectment or otherwise and may have,  hold

          and enjoy the Demised Premises and the right to receive

          all rental and other income of and from the same.

     15.2.   Landlord  may,  at Landlord's sole  option  (without

imposing  any  duty  upon Landlord to do so), and  Tenant  hereby authorizes  and  empowers Landlord to: (i) re-enter  the  Demised

Premises  as  Tenant's agent or for any occupant of  the  Demised

Premises under Tenant, or for its own account or otherwise;  (ii)

relet  the same for any term; (iii) remodel the same if necessary or  desirable for such reletting purposes; and (iv)  receive  and apply  the Rent so received to pay all fees and expenses incurred by  Landlord  as  a  result of such Event of Default,  including,

without limitation, any legal fees and expenses arising therefor,

the  cost  of reentry, repair, remodeling and reletting  and  the payment  of the Rent and other charges due hereunder.  No  entry,

reentry or reletting by Landlord, whether by summary proceedings,

termination or otherwise, shall discharge Tenant from any of  its liability to Landlord as set forth in this Lease.

     15.3.   Regardless of whether Landlord relets the  Premises,

or  enters or re-enters the same, whether by summary proceedings,

termination or otherwise, Tenant will pay Landlord, and be liable to  Landlord  for  Rent for the quarter in  which  the  Event  of

Default  occurs  on  demand,  and any  additional  quarter(s)  or

part(s)  thereof  that  the  Tenant  holds  over,  on  the   days

originally fixed herein for payment thereof.

     15.4.   Tenant  shall be liable for all costs,  charges  and

expenses,  except expenses of remodeling or reletting,  including without limitation attorney's fees and disbursements, incurred by

Landlord  by reason of the occurrence of any Event of Default  or the exercise of the Landlord's remedies with respect thereto.

     15.5.   Tenant,  for itself and on behalf  of  any  and  all

persons   claiming   through  or  under  it,  including   without

limitation  creditors or every kind, hereby waives and surrenders all  rights  and privileges which they or any of  them  may  have under  or  by reason of any present or future law to  redeem  the

Premises,  or  to  have  a continuance  of  this  Lease  for  the

remainder  of  the  Term,  are  being  dispossessed  or   ejected

therefrom  by  process of law or after the  termination  of  this

Lease as herein provided.

     Article 16: LANDLORD'S RIGHT TO PERFORM; CUMULATIVE

     REMEDIES: WAIVERS. ATTORNEY'S FEES.

     16.1.  If the Tenant shall fail to pay any taxes or make any other  payment  required to be made under this  Lease,  or  shall default  in  the  performance of any covenant,  agreement,  term,

provision  or  condition herein contained, Landlord may,  without being  under any obligation to do so and without thereby  waiving such  default, make such payment and/or remedy such other default for  the account and at the sole expense of Tenant. Tenant  shall pay  to  Landlord, on demand, the amount of all sums so paid  and all  expenses so incurred by Landlord together with  interest  on such sums and expenses from the date of payment by Landlord until payment in full at the rate of ten (10%) percent per annum.

     16.2.  Landlord may by appropriate Court action restrain any breach  or  threatened breach of any covenant,  agreement,  term,

provision  or  condition herein contained. However,  the  mention herein  of any particular remedy shall not preclude the  Landlord from  any  other remedy it may have, either at law or in  equity.

The failure of Landlord to insist upon the strict performance  of any  one  of  the terms of this Lease, or to exercise any  right,

remedy  or  election herein contained or permitted by law,  shall not constitute or be constructed as a waive or relinquishment for the  future of such term, right, remedy or election, but the same shall continue and remain in full force and effect. Any rights and remedies of Landlord, whether created hereunder or existing at  law,  in  equity or otherwise upon breach by  Tenant  of  any covenant contained in this Lease, shall be distinct, separate and cumulative  rights  or  remedies, and no  one  of  them,  whether exercised  by Landlord or not, shall be deemed to be in exclusion of  any other. No term of this Lease shall be deemed to have been waived  by  Landlord unless such waiver is in writing, signed  by

Landlord  or  its agent duly authorizing in writing.  Receipt  or acceptance  of Annual Rent and Additional Rent by Landlord  shall not  be  deemed a waiver of any default under this Lease, nor  of any  right which Landlord may be entitled to exercise under  this

Lease.

     16.3.   In the event of any Event of Default by Tenant under

this  Lease, Landlord shall be entitled in addition to any  other rights and remedies hereunder, to the reimbursement by Tenant  of attorney's  fees  incurred by Landlord in  the  exercise  of  its rights  and  remedies. All such attorney's fees shall become  due and  payable as Additional Rent within thirty (30) days of demand by the Landlord.

     Article 17: TENANT'S OBLIGATIONS ON DEFAULT BY LANDLORD.

     17.1.   Landlord shall not be deemed to be in default  under

this   Lease  unless:  (i)  Tenant  have  given  Landlord  notice specifying  the  default claimed; (ii) Landlord  has  failed  for thirty  (30)  days  to  cure  such default,  if  curable,  or  to

institute   and   diligently  pursue  reasonable  corrective   or

ameliorative efforts toward a non-curable default.

     Article 18: QUIET ENJOYMENT; TRANSFER OF LANDLORD'S

     INTEREST.

     18.1.   Landlord covenants that if and for so long as Tenant

keeps and performs each and every covenant herein required to  be kept  and  performed by it, Tenant shall peacefully  and  quietly enjoy  the Premises without hindrance or molestation by Landlord,

subject  to  the  covenants, agreements,  terms,  provisions  and conditions of this Lease.

     18.2.  In the event of a sale, assignment or transfer by the

Landlord  of  its interest in all or any portion of  the  Demised

Premises,  Landlord  shall thereupon be released  and  discharged

from   all  covenants  and  obligations  of  Landlord  thereafter accruing  with respect to the portion of the Demised Premises  so transferred. Such covenants and obligations shall be binding upon each new owner for the time being of the Demised Premises or  any portion thereof.

     Article 19: LANDLORD'S RIGHT TO SHOW AND ENTER DEMISED

     PREMESIS; AND EXPIRATION OF LEASE.

     19.1.   Landlord  shall have the right to show  the  Demised

Premises at any time during the Term to any prospective purchaser of  the  same,  and may enter upon the Demised  Premises  or  any portion  thereof  for the purpose of ascertaining  the  condition thereof  and  whether the Tenant is observing and performing  the

obligations  imposed  upon  it  under  this  Lease,  or   without

hindrance or molestation from the Tenant.

     19.2.   The Landlord, its employees and its designees, shall

have  the right to enter the Demised Premises for the purpose  of conducting  soil  borings, other tests  and  for  other  purposes provided that the Tenant's use of the Demised Premises shall  not be unreasonably interfered with. Landlord shall indemnify, defend and hold Tenant harmless against loss, claim or expenses incurred as  a  result  thereof. Landlord shall also restore  the  Demised

Premises.

     19.3.   Upon  the  expiration of  the  Term  of  the  sooner

termination thereof:

     (a)  Tenant shall peaceably and quietly leave, surrender and yield up unto Landlord the entire Demised Premises free

          of   occupants.  Any  removable  property   of   Tenant

          remaining  in  or upon the Demised Premises  after  the

          expiration  of  the Term or sooner termination  thereof

          and  the  removal  of Tenant from the Demised  Premises

          may,  at the option of Landlord, be deemed to have been

          abandoned, and may either be retained by Landlord as its property, or disposed of at the Tenant's expense,

          in  such  manner as Landlord may in its sole discretion

          deem appropriate; and

     (b)  If  Tenant shall remain in the Demised Premises without

          having   executed  and  delivered  a  new  Lease   with

          Landlord,  such  holding over shall  not  constitute  a

          renewal or extension of this Lease Landlord may, at its

          sole option, elect to: (i) treat Tenant as one who  has

          not  removed  at the end of its Term, and thereupon  be

          entitled  to  all the remedies against Tenant  provided

          for   by  Law  or  under  this  Lease  regarding   such

          situation;  or  (ii) construe such holding  over  as  a

          tenancy  from month to month, subject to all the  terms

          and  conditions  of  this Lease,  except  the  duration

          thereof.  In that event, Tenant shall pay monthly  Rent

          in  advance  at the rate provided herein for  the  last

          month of the term.

     Article 20: SUBORDINATION, NON-DISTURBANCE.

     20.1.  This Lease is and shall be subject and subordinate at all  times  to the lien of any and all mortgages now or hereafter on  the  Demised  Premises,  and to all  advances  heretofore  or hereafter made under any one or more such mortgages provided that

such   mortgage(s)  contain(s)  the  non-disturbance   provisions

contained  in  Article 20.2. The aforesaid  provisions  shall  be self-operative  and no further instrument shall  be  required  to subordinate  this  Lease  to  any  such  mortgage  or  mortgages.

However,  Tenant will execute and deliver such further instrument or instruments evidencing said subordination as may be desired by

Landlord  or  any mortgagee or proposed mortgagee. Tenant  hereby irrevocably  appoints  Landlord as Tenant's  attorney-in-fact  to execute  and  deliver  any  such instrument  or  instruments  for

Tenant.

     20.2.    Notwithstanding  the  foregoing,  Landlord   hereby

covenants  that  any mortgage hereinafter given  on  the  Demised

Premises  ("mortgage") shall contain a "non-disturbance"  clause,

so-called, providing that for so long as Tenant complies in  full with all terms and conditions of this Lease, Tenant's possession,

occupation and use of the Demised Premises hereunder shall not be disturbed or interfered with due to any non-compliance or default of Landlord under any mortgage. Absent a default in this Lease by

Tenant,  Tenant  shall  not  be  named  as  a  Defendant  in  any foreclosure proceeding.

     20.3.   In the event any mortgagee prevails in a foreclosure

action regarding the Demised Premises, Tenant agrees to attorn to such  mortgagee as Landlord hereunder. If the mortgagee shall  so request,  Tenant  will  promptly  execute  a  written  attornment agreement.

     Article 21: ESTOPPEL CERTIFICATE.

     21.1.   Within ten (10) days after either party hereto shall

have  requested  the  same,  the  other  party  shall  deliver  a certificate to it, certifying to the best of its knowledge that:

     (a)  This  Lease  has  not  been  supplemented,  amended  or modified  in any respect, or specifying the  manner  in

          which it has been supplemented, amended or modified;

     (b)  This Lease is in full force and effect, or, if it is

          alleged that this Lease is not in full force and

          effect, specifying the reasons therefor;

     (c)  There exists no default under this Lease, nor any event which, with the giving of notice or lapse of time, or

          both, would become a default under this Lease, or, if

          there exists such default or event, specifying the

          nature and extent of the same; and

     (d)  There are no defenses, set-offs, recoupments,

          counterclaims or any nature whatsoever by or on behalf

          of Tenant against Landlord with respect to this Lease.

     Article 22:    ADVANCE RENT: SECURITY DEPOSIT.

     22.1.   Simultaneously herewith, Tenant has  deposited  with

Landlord  the sum of One Hundred and Fifty Thousand ($150,000.00)

Dollars  as  security for the faithful performance and observance by  Tenant of the terms, provisions and conditions of this Lease.

Landlord  agrees  to  hold said security in an  interest  bearing account.  The Landlord agrees to invest the Security  Deposit  in thirty  day Certificates of Deposit or such other investments  or accounts that the Landlord and Tenant shall mutually agree  upon.

It  is agreed that in the event Tenant defaults in respect of any of the terms, provisions, and conditions of this Lease, including without  limitation  the payment of Annual  Rent  and  Additional

Rent, Landlord may use, apply or retain all or any portion of the security so deposited, to the extent so required pursuant to  the

Lease for the payment of any Annual Rent and Additional Rent  and all other sums as to which Tenant is in default, and for all sums which  Landlord  has  expended or may be required  to  expend  by reason  of  Tenant's  default in respect of  any  of  the  terms,

covenants,  and  conditions  of this Lease,  excluding  costs  of reletting  or  remodeling  whether such damages  or  deficiencies arose  before,  during  or  after summary  proceedings  or  other reentry by Landlord or otherwise. The Landlord may also assess  a twenty  (20%) percent administrative fee in addition to all  sums the  Landlord spends or incurs, by reason of Tenant's default  in any of the terms, covenants, and conditions of this Lease. In the event  the  Security  Deposit  is exhausted  or  for  any  reason inadequate,  the  Landlord  may use  as  an  additional  security deposit,  the Tax Escrow hereinafter provided in the same  manner as the Security Deposit.

     22.2.   In  the event that Tenant shall fully and faithfully

comply   with  all  of  the  terms,  provisions,  covenants   and

conditions  of this Lease, the security, together with  interest,

if  any,  earned thereon shall be returned to Tenant thirty  (30)

days after the expiration of the Term, and after delivery of entire possession of the Demised Premises to Landlord pursuant to the  terms of this Lease.  In the event that the Landlord retains or  uses  any portion of the Security Deposit in accordance  with this  Lease, the unused portion of the Security Deposit, together with  interest, if any earned thereon, shall be refunded  to  the

Tenant  thirty  (30) days after the expiration of the  Term,  and after  delivery of entire possession of the Demised  Premises  to the  Landlord  pursuant to the terms of this Lease  provided  the costs of curing the Tenant's default(s) are known at that time.

     22.3.   In  the event of a sale, assignment or  transfer  of

Landlord's interest in the Demised Premises, Landlord shall  have the  right  to  deliver  the security to the  transferee  of  the

Premises, and Landlord shall thereupon be released by Tenant from all  liability for the return of such security. Tenant agrees  in such  event to look solely to the new Landlord for the return  of said security. Landlord shall provide written notice to Tenant of the  new  Landlord's name and address at the time  of  the  sale,

assignment or transfer.

     22.4.   Tenant further covenants that it will not assign  or

encumber  the  monies  deposited herein  as  security,  and  that neither Landlord nor its successors or assigns shall be bound  by any  such actual or attempted assignment or encumbrance. Provided the  Tenant  is not in default, Landlord shall not  encumber  the security deposit or the tax escrow.

     Article 23: PAYMENT OF TAXES; TAX ESCROW.

     23.1.   At  the  time of the execution of the Lease,  Tenant

shall  deposit 135% of the estimated 1995 real estate taxes  with the  Landlord  as  security (hereinafter "Tax  Escrow")  for  the payment  by the Tenant of the real estate taxes which may  become due  and payable by the Landlord as a result of the occupancy  by the  Tenant  of the Demised Premises after the Lease  terminates.

The  Landlord and the Tenant agree that for the purposes of  this

Lease, the 1995 estimated taxes shall be $300,000, including the value of the anticipated improvements.

     23.2.   The Tax Escrow shall be held by the Landlord  either

in  a  separate interest bearing account or may be  held  by  the

Landlord,  in whole or in part, through an irrevocable assignment of  a  Certificate of Deposit in a financial institution licensed in  New  Jersey and acceptable to the Landlord (hereinafter  "Tax

Escrow  Account").  Any  assignment of a Certificate  of  Deposit shall  be  in  accordance with the Assignment  Agreement  annexed hereto  as Exhibit "B". The interest earned shall remain  in  the

Tax Escrow Account.

     23.3.   The  Tenant and Landlord recognize that the  Demised

Premises are, as of the date of the execution of this Lease,  tax exempt  for  real  estate tax purposes. In  the  event  that  the

Demised  Premises  is  for any reason no longer  treated  as  tax exempt for real estate tax purposes, the Tenant shall also pay to the  Landlord  as Additional Rent at least 15 days prior  to  the quarterly  real  estate tax due date (i.e., February  1,  May  1,

August 1, November 1) or within five (5) days of receiving notice from  the  Landlord as to the amount of taxes that  are  due  the amount  of  the  then current taxes in excess  of  $75,000  on  a quarterly  basis or $300,000 on an annual basis as  such  figures shall  be  adjusted  in accordance with Article  4.2  to  reflect increases in the CPI-U. The Tenant shall also pay to the Landlord as  Additional Rent at least 15 days prior to the  due  date  any taxes that are due as a result of any added or omitted assessment placed  on the Demised Premises which, in addition to the regular assessment  creates a tax liability in excess  of  $75,000  on  a quarterly  basis or $300,000 on an annual basis as  such  figures shall  be adjusted in accordance with Article 4.2 to reflect  the increase  in the CPI-U. These amounts, when paid to the Landlord,

shall  be paid by the Landlord to the City of Atlantic City.  The

Tenant  shall  be  obligated to pay  real  estate  taxes  to  the

Landlord  beyond  the  term  of  the  Lease  Agreement   or   any

termination date if, as a result of the occupancy of the  Demised

Premises by the Tenant, the property loses its tax exempt  status after  the  Lease is terminated and is not restored  to  its  tax exempt  status. The Tenant's obligation to pay real estate  taxes shall  continue  until  the happening of  any  of  the  following events:  (i) the effective date of the restoration of the Demised

Premises  to  tax exempt status; or (ii) the subsequent  sale  or lease  of the Demised Premises to another party who would not  be exempt from the payment of real estate taxes. Within thirty  (30)

days  of  either of these events, the unused balance of  the  Tax

Escrow shall be returned to the Tenant.

     23.4.   The  Tenant  shall not, without  the  prior  written

consent of the Landlord, which consent may be withheld, file  any appeal  with  the County Board of Taxation, the New Jersey  State

Tax  Court or any successor agency or court seeking to alter  the assessment on the demised premises.

     Article 24: BROKERAGE COMMISSION

     24.1.  Each party warrants and represents to the other  that no brokerage commission is due to any person, firm or entity with respect to this Lease of the Demised Premises except as set forth above and each party agrees to indemnify and hold the other party harmless with respect to any judgment, damages, legal fees, court costs  and  any  and  all  liabilities of any  nature  whatsoever arising from a breach of said representation.

     Article 25: LIMITATION ON LANDLORD'S LIABILITY.

     25.1.   If  Landlord  or  any successor(s)  in  interest  or

assignee(s)  shall  be an individual, joint venture,  tenancy  in common,  firm or partnership, general or limited, or a trust,  it is  specifically  understood and agreed that there  shall  be  no personal  liability upon such individual or the  members  of  the joint  venture,  tenancy in common, firm or partnership,  or  the trustee(s)  under such trust or the beneficiaries thereunder,  or upon such joint venture, tenancy in common, firm, partnership  or trust,  in respect to any of the covenants or conditions of  this

Lease.  Tenant  shall  look solely to Landlord's  equity  in  the

Premises  for the satisfaction of the remedies of Tenant  in  the event of a breach by Landlord of any of the terms, covenants  and conditions of the Lease to be performed by Landlord.

     Article 26: MISCELLANEOUS PROVISIONS.

     26.1.  The Landlord makes no representation or warranty with regard  to the number of parking spaces the Demised Premises  can accommodate  or  be  approved for by  the  governmental  entities having jurisdiction over it. Tenant's proposed use is a permitted use under the Urban Renewal Plan for the UURT.

     26.2.  The parties acknowledge the mutually shared desire to

provide   certified  Minority  Business  Enterprises   with   the

opportunity   to   participate  in  the   construction   of   the

improvements on the Demised Premises. Tenant agrees that it  will require  its construction manager for the improvements to solicit bids and award contracts or subcontracts for the various elements constituting  the  improvements in  accordance  with  24  C.F.R.,

Appendix  to  Part 135, Section III, Paragraph 2,  pertaining  to procurement  by sealed bids, as set forth at page 33890,  Federal

Register,  Volume 59, Number 125, June 30, 1994, a true  copy  of which  is attached hereto as Exhibit "C" and incorporated herein,

with  the exception that for purposes of this Agreement, the term

"Section  3  business concern" as referenced in said  regulations shall mean, for the purposes of this Paragraph, Minority Business

Enterprise ("MBE") as appropriately certified by the State of New

Jersey, City of Atlantic City or other agency acceptable to ACHA.

In  order to promote MBE/WBE participation, the Tenant agrees  to require  its  construction  manager to  bid,  at  a  minimum,  as

separate    elements   the   following   subcontracts:   Fencing,

landscaping,  paving, electrical and signs. In addition,  in  the event  the  bid  of  a qualified Atlantic City based  MBE/WBE  is within  three (3%) percent of the next lowest MBE bidder,  Tenant shall  require its construction manager to award the contract  to the  Atlantic  City  based  MBE/WBE. For  the  purposes  of  this

Paragraph,  WBE  shall  mean  a Women's  Business  Enterprise  as certified  by the State of New Jersey, City of Atlantic  City  or

any  other  agency acceptable to ACHA. For the purposes  of  this

Paragraph,  "Atlantic City based" shall mean an enterprise  which maintains a bona fide place of business in Atlantic City prior to

January  1,  1995  withing  thirty (30)  days  of  the  start  of construction of the improvements and again fifteen (15) days  are the  completion of construction, Tenant shall furnish to Landlord written  reports setting forth its good faith efforts  to  comply with  the  provisions  hereof,  including  the  total  amount  of contracts  awarded, identity of all certified MBE/WBE contractors and the dollar amount of contracts awarded thereto.

     Article 27. LAND USE APPROVALS.

     The  Landlord  and  the Tenant recognize  that  it  will  be necessary  for  the Tenant to secure Conceptual  and  Final  Plan approval  from  the  Landlord ("ACHA  Approval")  and  Site  Plan approval or a positive review and recommendation as the case  may be  from  the  Atlantic  City  Planning  Board  ("Planning  Board

Approval")  for  the Tenant's use of the Demised  Premises  as  a

parking lot.

     The Tenant warrants and represents:

     A.   It is familiar with the provisions of the Urban Renewal
          Plan    for   the   Uptown   Urban   Renewal    Project
          ("Redevelopment Plan") applicable to a parking lot.

     B. It is familiar with the landscaping requirements of the Redevelopment Plan and the Atlantic City Developmental Ordinance and recognize that a Landscape Plan similar to that utilized by the Tenant for Block 109 does not conform with the requirements of the Redevelopment Plan and the Atlantic City Developmental Ordinance.

     C. It is aware that the Redevelopment Plan requires that all utilities be placed underground. All costs associated with placement of utilities underground shall be borne by the Tenant unless the Tenant secures funding from sources other than the ACHA.

     D.   The   Tenant   agrees  to  comply   with   all   lawful
          requirements that Atlantic City imposes for on and off site improvements.

The Tenant shall diligently pursue the ACHA Approval and Planning
Board Approval. For the purposes of this Article "diligently pursue" shall include, but not be limited to the following actions by the Tenant:

     A. File a complete application on or before January 10, 1995 with the Landlord for ACHA Approval of Conceptual and Final Plans containing all of the information referred to in EXHIBIT D annexed hereto. The Conceptual and Final Plans submitted shall comply in all respects with the provisions of the current Redevelopment Plan applicable to the Demised Premises and the Atlantic City Developmental Ordinance and the Tenant shall not seek any waivers or variances of any kind except as provided in "B" below.

     B. File a complete preliminary and final application, except for a traffic study, with the Atlantic City Planning Board for Planning Board Approval on or before January 10, 1995. The application shall conform with all of the requirements of the Atlantic City Developmental Ordinance as determined to be applicable by the staff of the Atlantic City Planning Department and the application requirements of the Atlantic City Department of Planning and the Tenant shall not seek any waivers or variances of any kind with the exception of a waiver from the sight triangle requirement similar to the waiver which was granted for Block 109. The traffic study, if required, shall be submitted on or before January 31, 1995.

     C. Promptly and completely respond to any requests by the ACHA staff or the staff of the Atlantic City Planning Department and the City Engineers Department for additional information or revisions. For the purposes of this paragraph, promptly respond shall mean within ten business days of receiving a request for additional information or revisions.

     D. The Tenant shall promptly provide the Landlord with copies of all documents submitted to and received from the Atlantic City Planning Department and the Atlantic

          City Engineering Department.

     E. Otherwise cooperate, work diligently and do anything necessary and proper to obtain the ACHA Approval and Planning Board Approval as expeditiously as possible.

Time  shall be of the essence with regard to all dates  and  time frames indicated above.

The  Landlord  covenants that its staff will review the  Tenant's complete  application and furnish the Tenant  with  any  comments within ten (10) business days of receipt by the Landlord.

     In  the  event  that the Tenant, through  no  fault  of  the

Tenant, fails to receive the ACHA Approval on or before March 30,

1995, the Tenant shall have the option to terminate this Lease by providing the Landlord with written notice on or before March 31,

1995.  If  the Tenant fails to provide the Landlord with  written notice  of  its exercise of its option to terminate,  the  option shall  be waived. If the Tenant elects to exercise its option  to terminate  as  a  result of failing to receive ACHA  Approval  in accordance  with  this Article, the Tenant shall  not  thereafter have any further obligation to the Landlord except as provided in this Article and Articles 6, 12, 22 and 23. The Tenant shall  not be  entitled  to any refund of any rent previously  paid  by  the

Tenant.

     In the event that the Tenant's application, through no fault of  the Tenant, is denied by the Planning Board, the Tenant shall promptly  appeal  that denial by instituting a suit  In  Lieu  of

Prerogative  Writ  ("Appeal")  and by  diligently  pursuing  that

Appeal  until either the Tenant receives Planning Board  Approval or  its  Appeal  is denied in a final, judgment of  the  Superior

Court Law Division. From April 1, 1995 to the time, if ever, that the  Tenant's Appeal is denied in a final judgment, or the denial of  the  Planning  Board  is reversed by  a  Court  of  competent jurisdiction, the Tenant shall not be obligated to pay any Annual

Rent pursuant to this Lease. The Tenant shall, however, while its

Appeal  is  pending, comply with all of the other  provisions  of this  Lease. If the Tenant's Appeal is denied, then,  as  of  the effective  date of any final judgment, the Lease shall terminate.

If the Tenant, as a result of its Appeal, receives Planning Board

Approval,  the  Tenant's  obligation to  pay  Annual  Rent  shall immediately resume.

     In  the event that this Lease is terminated pursuant to this

Article,  the Tenant's liability pursuant to Article 28 shall  be limited  to  the  Tenant paying up to $300,000  of  the  cost  of removal.  The  Tenant  shall  not, however,  receive  any  credit against this obligation for rent paid to the Landlord.

     The  Tenant shall be permitted to make application to  other agencies prior to receiving ACHA Approval. The Landlord, however,

shall  not be bound by any conditions or requirements imposed  by other agencies.

     Notwithstanding anything else in this Lease to the contrary,

in  the  event that the tenant does not "diligently  pursue"  its

ACHA  Approval and its Planning Board Approval, the Tenant  shall not  have  any right whatsoever or option whatsoever to terminate this Lease pursuant to this Article.

     The Tenant requests permission to enter the Demised Premises for  the  purposes of conducting the environmental tests referred to in Article 28. This right of entry is requested for the period

December 23, 1994 through and including December 31, 1994.

     In  consideration of the Landlord's granting  the  right  of entry  requested by Tenant, Tenant agrees to assume the  risk  of loss  or damage to the subject property, and to defend, indemnify and hold the Landlord harmless from and against any and all loss,

damages,  or expenses of any kind (including reasonable attorneys fees)  by  reason of injury (including death) to  persons  and/or property arising in any manner or under any circumstances related to  Tenant's entry upon and occupancy of the subject property for the purposes described above, or for any other purposes for which

Tenant  or  its agents or representative shall use such property.

Tenant  also  agrees that it shall restore the  premises  to  the condition  in  which Tenant found them at the  time  of  Tenant's original entry.

     Article 28: Environmental Provisions.

     28.1.   On or before January 15, 1995, Tenant shall, at  its

sole cost and expense, conduct an environmental investigation  by a  consultant to be approved by the Landlord's Executive Director of  the  Demised  Premises, to determine whether  there  are  any hazardous  contamination  or underground  storage  tanks  on  the

Demised  Premises. The Tenant shall provide the Landlord  with  a copy  of the investigation promptly after it is received  by  the

Tenant. If this investigation reveals any contamination or tanks,

it  shall be Tenant's obligation to have those materials  removed

in   accordance  with  applicable  State  and  Federal  Laws  and

Regulations.  The  Tenant shall provide the Landlord  with  proof acceptable  to  the  Landlord  that  these  materials  have  been removed. The first $200,000 of the cost of removal shall be  paid by  the  Tenant. If the cost of removal is greater than $200,000,

the  Tenant shall receive a credit of up to $450,000 per year  up to a maximum of $900,000 against future rent obligations pursuant to  this  Lease. If the cost of removal exceeds $ 1,100,000,  all costs  over  $1,100,000 shall be the Tenant's responsibility.  If the  cost  of removal exceeds $200,000, the Tenant shall  provide the  Landlord  with  a  Certification by a licensed  professional engineer  of  the  State of New Jersey as  to  the  actual  costs incurred  and their reasonableness together with true  copies  of invoices,  contracts and other documents relating  to  the  costs incurred.  No  credit  shall  be applied  unless  and  until  the

Landlord reviews and approves the reasonableness and necessity of all  costs.  If  the  Lease is terminated before  the  credit  is satisfied,  the Tenant's right to any further credit  shall  also terminate.

     28.2.  Thirty days prior to the termination or expiration of this  Lease, Tenant shall, at its sole cost and expense,  have  a

Phase  I  Environmental  Site Assessment ("ESA")  prepared  by  a consultant  to  be  approved  by the Executive  Director  of  the

Landlord  with regard to the Demised Premises. If the  ESA  shows any  contamination,  the  Tenant shall remove  the  contamination promptly.

     Article 29: RIGHT OF FIRST REFUSAL.

     29.1.   In the event that, at the expiration of the term  of

this  Lease,  the Landlord desires to lease the Demised  Premises for use as a parking lot to any other person or entity other than the  Tenant  for  use  as  a parking lot  which  use  is  not  in conjunction  with  or  ancillary to any  other  property  in  the currently  undeveloped portions of all or portions of  Blocks  7,

10,  11, 13, 15 and/or 16, the Tenant shall have thirty (30) days are  receiving notice from the Landlord to exercise its right  of first refusal to lease the Demised Premises on the same terms and conditions. If the Tenant elects to exercise this right, it shall do  so in writing. If the Tenant fails to exercise its right,  it shall be deemed to have waived any rights it may have pursuant to this  Article  29.  Nothing contained in this  Article  29  shall restrict  or  prevent  the  Landlord  from  leasing  the  Demised

Premises at the expiration of this Lease to a tenant who  intends to  use  the  Demised Premises for surface parking in conjunction with  or  ancillary  to  any  other  property  in  the  currently undeveloped portions of all or portions of Blocks 7, 10, 11,  13,

15  and/or  16 or for any use other than surface parking  on  the

Demised  Premises. In addition, nothing contained in this Article

29  shall  prevent  or  restrict the Landlord  from  selling  the

Demised Premises at the expiration of the Lease.

     Article 30: SUCCESSORS AND ASSIGNS.

     30.1.   This  Agreement shall inure to the  benefit  of  and

shall  be  binding upon, the parties hereto and their  respective successors and assigns.

     Article 31: ENTIRE AGREEMENT.

     31.1.   This Lease constitutes the entire agreement  of  the

parties hereto.

     Article 32: NOTICE.

     32.1.   All notices and other communications hereunder shall

be  sent by certified mail, return receipt request, and shall  be deemed  to have been duly given when sent in the foregoing manner to the parties at their respective addresses and set forth above,

or  to  such other address as either party shall notify the other by notice under this Article.

     Article 33: GOVERNING LAW.

     33.1.   This  Lease  shall be governed by and  construed  in

accordance  with  the  laws of the State of  New  Jersey  and  if litigation  shall be undertaken or otherwise necessary concerning this  Lease  or  any  portion thereof, said litigation  shall  be venued in Atlantic County, New Jersey.

     Article 34: MODIFICATION.

     34.1.  Any modification or amendment of this Lease shall  be effective only if in writing and executed by each party hereto.

     Article 35: PRONOUNS.

     35.1.   Any  pronoun used in this Lease shall be  deemed  to

include  singular and plural, and masculine and feminine  gender,

as the sense and circumstances of the context may require.

     Article 36: COUNTERPARTS.

     36.1.   This  Lease may be executed in several counterparts,

each of which shall be deemed to be an original copy, and all  of which  taken together shall constitute one agreement  binding  on all  parties hereto, notwithstanding that the parties  shall  not have signed the same counterpart.

     Article 37: INVALIDITY OF PARTICULAR PROVISIONS.

     37.1.   If  any  term  or provision of  this  Lease  or  the

application thereof to any person or circumstance shall,  to  any extent, be invalid or unenforceable, the remainder of this  Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable  shall not be effected thereby, and each  term  and provision  of  this  Lease shall be valid  and  enforced  to  the fullest extent permitted by law.

ATTEST:                    LANDLORD: HOUSING AUTHORITY AND
                           URBAN REDEVELOPMENT AGENCY OF THE
                           CITY OF ATLANTIC CITY



/s/ John J. McAvaddy, Jr.   BY: /s/ John P. Whittington
John J. McAvaddy, Jr.             John P. Whittington, Chairman
Secretary


                             TENANT:  Atlantic City Showboat, Inc.



/s/ Luther Anderson          BY: /s/ Herbert R. Wolfe
Luther Anderson                   Herbert R. Wolfe, Executive Vice
Assistant Secretary               President and Chief Operating
                                  Officer

STATE OF NEW JERSEY, COUNTY OF ATLANTIC SS.:

I CERTIFY that on December 22, 1994,

    John J. McAvaddy, Jr., personally came before me and stated under oath to my satisfaction that:

(a) this person was the subscribing witness to the signing of the attached instrument;

(b) this instrument was signed by John P. Whittington, .who is the Chairman of the Housing Authority and Urban
    Redevelopment Agency of the City of Atlantic City, the entity named in this instrument, and was fully authorized to and did execute this instrument on its behalf; and,

(c) the subscribing witness signed this proof under oath to attest to the truth of these facts.



                              /S/ John J. McAvaddy, Jr.
                              John J. McAvaddy, Jr., Secretary

Signed and sworn to before
me on December 22, 1994




/S/_______________________

STATE OF NEW JERSEY, COUNTY OF ATLANTIC SS.:

I CERTIFY that on December 22, 1994,

     Luther Anderson, personally came before me and stated under oath to my satisfaction that:

(a) this person was the subscribing witness to the signing of the attached instrument;

(b) this instrument was signed by Herbert R. Wolfe, who is the Executive Vice President and Chief Operating Officer of Atlantic City Showboat, Inc., the entity named in this instrument, and was fully authorized to and did execute this instrument on its behalf; and,

(c) the subscribing witness signed this proof under oath to attest to the truth of these facts.




                              /S/ Luther Anderson
                              Luther Anderson,  Assistant Secretary


Signed and sworn to before
me on December 22, 1994




/S/ Marta L. Hill
Marta L. Hill
Notary Public of New Jersey
My Commission Expires July 12, 1998

             ARTHUR W. PONZIO CO. & ASSOCIATES. INC.
                 SURVEYORS, PLANNERS, ENGINEERS
                       400 N. DOVER AVENUE
                       IN CHELSEA HEIGHTS
                 ATLANTIC CITY, NEW JERSEY 08401
                     TELEPHONE: 609/344-8194
                        FAX: 609/344-1594

                        December 7, 1994




                  METES AND BOUNDS DESCRIPTION

     ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey bounded and described as follows:

BEGINNING at the southeasterly corner of Atlantic Avenue (100.00' wide) and Maryland Avenue (60.00' wide) and extending from said beginning point; thence

(1) North 62 degrees 32' 00" East, in and along the southerly line of Atlantic Avenue, a distance of 350.00' to the westerly line of Delaware Avenue (82.00' wide); thence

(2) South 27 degrees 28' 00" East, in and along the westerly line of Delaware Avenue, a distance of 100.00' to a point of curve; thence

(3) Curving to-the left in the arc of a circle having a radius of 429.00' and in and along the westerly line of Delaware
     Avenue, the arc length of 104.82' to a point of tangent;
     thence

(4) South 41 degrees 28' 00" East, in and along the westerly line of Delaware Avenue, a distance of 152.53' to a point of curve; thence

(5) Curving to the right in the arc of a circle having a radius of 315.00' and in and along the westerly line of Delaware
     Avenue, the arc length of 76.97' to a point of tangent;
     thence

(6) South 27 degrees 28' 00" East, in and along the westerly line of Delaware Avenue, a distance of 122.01' to the northerly line Pacific Avenue; thence

(7) South 62 degrees 32' 00" West, in and along the northerly line of Pacific Avenue, a distance of 409.00' to the easterly line of Maryland Avenue; thence

(8)  North 27 degrees 28' 00" West, in and along the   easterly
line of Maryland Avenue, a distance of 550.00' to the point and place of BEGINNING.

     BEING KNOWN AS Block l5 as shown on the current official taxing plan of the City of Atlantic City, with a proposed vacation of United States Avenue and realignment of Delaware
     Avenue.

     CONTAINING an area of 209,013.13 square feet, or 4.80 Acres

                       DIAGRAM OF BLOCK 15

                           EXHIBIT "B"

        IRREVOCABLE ASSIGNMENT OF CERTIFICATE OF DEPOSIT

      THIS IRREVOCABLE ASSIGNMENT OF CERTIFICATE OF DEPOSIT  made this  ___ day of December, 1994, by Atlantic City Showboat,  Inc.

located  at  801  Boardwalk,  Atlantic  City,  New  Jersey  08401

("Assignor")  to  the  Housing Authority and Urban  Redevelopment

Agency of the City of Atlantic City ("Assignee").

     BACKGROUND

      WHEREAS, the Assignor and the Assignee are about  to  enter into  a  Lease  Agreement dated December ___, 1994,  to  lease  a portion  of  the  Uptown  Urban Renewal Tract  ("UURT")  as  more particularly  described  in Exhibit  "A"  annexed  to  the  Lease

Agreement (the "Demised Premises"); and

      WHEREAS, pursuant to the Lease Agreement, the Assignor  has agreed to deposit a tax escrow in accordance with Article  23  of the Lease Agreement in the amount of $405,000 (the "Tax Escrow");

and

      WHEREAS, the Assignor is the owner of a certain Certificate of  Deposit in the sum of $405,000 which Certificate is drawn  on

National Westminster Bank, Bank No. __ , having an interest rate  of percent  and having a term of months, a copy of which is attached hereto as Exhibit "A" (the "Certificate"); and

      WHEREAS, the Assignor desires to assign the Certificate  to the  Assignee  to  satisfy the Assignor's obligation  to  deposit funds  to  allow  the  Assignee  to  maintain  a  Tax  Escrow  in accordance with the Lease Agreement;

      NOW,  THEREFORE,  in consideration of the covenants  herein described  and  for  other good and valuable  consideration,  the

Assignor agrees as follows:

     1.   The Assignor assigns the Certificate to the Assignee to

serve as the Tax Escrow pursuant to Article

23 of the Lease Agreement. Any interest earned on the Certificate shall remain with the Certificate as part of the Tax Escrow.

      2.  In the event that the Assignor fails to pay real estate taxes  and  assessments to the Assignee in  accordance  with  the terms  of  the  Lease Agreement or fails to carry out  any  other obligations pursuant to the Lease Agreement which the Tax  Escrow may  be used to satisfy, the Assignee may redeem the Certificate,

without  regard  to penalty thereunder, upon five  days'  written notice  to the Assignor and to National Westminster Bank, to  pay

said  real  estate taxes, special assessments,  any  interest  or penalties incurred as a result of the Assignor's failure  to  pay said  real estate taxes and/or special assessments and  to  carry out  any  of the Assignor's other obligations in accordance  with the  Lease Agreement. National Westminster Bank shall permit  the

Assignee  to  redeem the Certificate regardless of any  objection made by the Assignor or any third party.

      3. The Assignor will extend the term of the Certificate for an  additional  fifteen (15) months following the  expiration  or termination  of  the  Lease Agreement  until  such  time  as  the

Assignee  determines that the Certificate is no longer  necessary to  ensure  the  availability of funds for the  payment  of  real estate  taxes  and/or special assessments, interest or  penalties and any other obligations in accordance with the Lease Agreement.

      4.  National Westminster Bank will hold the Certificate  or any  renewals thereof in escrow in accordance with the  terms  of this Irrevocable Assignment of Certificate of Deposit.

      5.  All  notices required to be given under this Assignment shall  be given by Certified Mail/Return Receipt Requested or  by personal service to the following individuals:

     Assignor: General Counsel - Atlantic City Showboat
               801 Boardwalk
               Atlantic City, New Jersey 08401

     Assignee: Executive Director - Housing Authority and Urban
Redevelopment
               Agency of the City of Atlantic City
               Atlantic City Housing Authority &
               227 N. Vermont Avenue
               P.O. Box 1258
               Atlantic City, New Jersey 08404

     Bank:     National Westminster Bank
               1300 Atlantic Avenue
               Atlantic City, New Jersey 08401


ATTEST:                            ATLANTIC CITY SHOWBOAT, INC.


/S/ Luther Anderson                   BY:/S/ Herbert R. Wolfe
LUTHER ANDERSON,                      HERBERT R. WOLFE, Executive
Assistant Secretary                   Vice President & Chief
                                        Operating Officer


                                   HOUSING AUTHORITY AND URBAN
                                   REDEVELOPMENT AGENCY OF THE
                                   CITY OF ATLANTIC CITY


/S/ John J. McAvaddy, Jr.             BY: /S/ John P. Whittington
JOHN J. MCAVADDY, JR,                 JOHN P. WHITTINGTON,
Secretary                             Chairman

NATIONAL WESTMINSTER BANK HEREBY CONSENTS TO THE TERMS AND
CONDITIONS OF THIS IRREVOCABLE ASSIGNMENT OF CERTIFICATE OF
DEPOSIT.

                                   NATIONAL WESTMINSTER BANK


                                   BY:_______________________

                             EXHIBIT C

33890     Federal Register/Vol. 59, No. 125/Thursday, June 30, 1994/Rules
and Regulations

of solicitation          (ii) Award.  (A) Where    section 3 business
provides for             the section 3 covered     concerns.  The
participation by a       contract is to be         purchase order shall
reasonable number of     awarded based upon the    be awarded to the
competitive sources.     lowest price, the         responsible firm whose
At the time of           contract shall be         quotation is the most
solicitation, the        awarded to the qualified  advantageous,
parties must be          section 3 business        considering price and
informed of:             concern with the lowest   all other factors
-the section 3 covered   responsive quotation, if  specified in the
contract to be awarded   it is reasonable and no   rating system.
with sufficient          more than 10 percent        (2) Procurement by
specificity;             higher than the           sealed bids
-the time within which   quotation of the lowest   (Invitations for
quotations must be       responsive quotation      Bids). Preference in
submitted; and           from any qualified        the award of section 3
-the information that    source.  If no            covered contracts that
must be submitted with   responsive quotation by   are awarded under a
each quotation.          a qualified section 3     sealed bid (IFB)
  (B) If the method      business concern is       process may be
described in paragraph   within 10 percent of the  provided as follows:
(i)(A) is utilized,      lowest responsive           (i) Bids shall be
there must be an         quotation from any        solicited from all
attempt to obtain        qualifies source, the     businesses (section 3
quotations from a        award shall be made to    business concerns, and
minimum of three         the source with the       non-section 3 business
qualified sources in     lowest quotation.         concerns).  An award
order to promote           (B) Where the section   shall be made to the
competition.  Fewer      3 covered contract is to  qualified section 3
than three quotations    be awarded based on       business concern with
are acceptable when the  factors other than        the highest priority
contracting party has    price, a request for      ranking and with the
attempted, but has been  quotations shall be       lowest responsive bid
unable, to obtain a      issued by developing the  if that bid-
sufficient number of     particulars of the          (A) is within the
competitive quotations.  solicitation, including   maximum total contract
In unusual               a rating system for the   price established in
circumstances, the       assignment of points to   the contracting
contracting party may    evaluate the merits of    party's budget for the
accept the sole          each quotation.  The      specific project for
quotation received in    solicitation shall        which bids are being
response to a            identify all factors to   taken, and
solicitation provided    be considered, including    (B) is not more than
the price is             price or cost. The        "X" higher than the
reasonable.  In cases,   rating system shall       total bid price of the
the contracting party    provide for a range of    lowest responsive bid
shall document the       15 to 25 percent of the   from any responsible
circumstances when it    total number of           bidder.  "X" is
has been unable to       available rating points   determined as follows:
obtain at least three    to be set aside for the
quotations.              provision of preference
                         for

                                                 x=lesser of:
When the lowest responsive bid is    10% of that bid or $9,000
less than $100,000
When the lowest responsive bid is:
   At least $100,000, but less than  9% of that bid, or $16,000
   $200,000
   At least $200,000, but less than  8% of that bid, or $21,000
   $300,000
   At least $300,000, but less than  7% of that bid, or $24,000
   $400,000
   At least $400,000, but less than  6% of that bid, or $25,000
   $500,000
   At least $500,000, but less than  5% of that bid, or $40,000
   $1 million
   At least $1 million, but less     4% of that bid, or $60,000
   than $2 million
   At least $2 million, but less     3% of that bid, or $80,000
   than $4 million
   At least $4 million, but less     2% of that bid, or $105,000
   than $7 million
   $7 million or more                1 1/2 %of the lowest responsive bid,
                                     with no dollar limit

 (ii) If no responsive   (iii) The component of    Office of the
bid by a section 3       this evaluation factor    Secretary
business concern meets   designed to address the
the requirements of      preference for these      24 CFR Subtitle A and
paragraph (2)(i) of      business concerns in the  Parts 92, 219, 280,
this section, the        order of priority         570, 572, 574, 576,
contract shall be        ranking as described in   583, 882, 889, 890,
awarded to a             24 CFR 135.36.            905, 961, and 963
responsible bidder with    (iv) With respect to
the lowest responsive    the second component      [Docket No.R-94-
bid.                     (the acceptability of     1678;RF-3536-F-01]
 (3) Procurement under   the section 3 strategy),  RIN 2501-AB64
the compe-titive         the RFP shall required    Economic Opportunities
proposals method of      the disclosure of the     for Low and Very Low-
procure-ment (Request    contractor's section 3    Income Persons-
for Proposals (RFP)).    strategy to comply with   Conforming Amendments
(i) For contracts and    the section 3 training    AGENCY: Office of the
subcontracts awarded     and employment            Secretary, HUD
under the competitive    preference, or            ACTION:  Final rule.
proposals method of      contracting preference,   ______________________
procurement (24 CFR      or both, if applicable.   ____________
85.36(d)(3)), a Request  A determination of the    SUMMARY: Section 3 of
for Proposals (RFP)      contractor's              the Housing and Urban
shall identify all       responsibility will       Development Act of
evaluation factors (and  include the submission    1968 (section 3), as
their relative           of an acceptable section  amended by the Housing
importance) to be used   3 strategy.  The          and Community
to rate proposals.       contract award shall be   Development Act of
  ii) One of the         made to the responsible   1992, requires that
evaluation factors       firm (either section 3    the economic
shall address both the   or non-section 3          opportunities
preference for section   business concern) whose   generated by HUD
3 business concerns and  proposal is determined    financial assistance
the acceptability of     most advantageous,        for housing (including
the strategy for         considering price and     public and Indian
meeting the greatest     all other factors         housing) and community
extent feasible          specified in the RFP.     development programs
requirement (section 3     Dated:  June 27, 1994   shall, to the greatest
strategy), as disclosed  Roberta Achtenberg,       extent feasible, be
in proposals submitted   Assistant Secretary for   given to low and very
by all business          Fair Housing and Equal    low-income persons,
concerns (section 3 and  Opportunity               particularly those who
non-section 3 business   [FR Doc. 94-1595 Filed 6- are recipients of
concerns).  This factor  29-94; 8:45 am)           government assistance
shall provide for a      BILLING CODE 4210-28-P    for housing and to
range of 15 to 25                                  businesses that
percent of the total                               provide economic
number of available                                opportunities for
points to be set aside                             these persons.
for the evaluation of
these two components.

                            EXHIBIT D

                       HOUSING AUTHORITY &
                   URBAN REDEVELOPMENT AGENCY
             OF THE CITY OF ATLANTIC CITY NEW JERSEY

P 0. Box  1258 227 Vermont North Atlantic City. NJ 08404    609-
                            344-1107

                          REQUIREMENTS

                   FOR MAKING APPLICATION FOR

                    DEVELOPMENT PLAN APPROVAL

The attached package contains an application for Development Plan Approval, along with all requirements necessary when making application for such approval. The Applicant shall submit the enclosed form, all Conceptual and/or Final Submission
Requirements, and the appropriate fee to the Housing Authority. Checks to be made payable to the Atlantic City Housing Authority.

Please    refer    any    additional   requests    for    information    or
clarification   to   the   Housing  Authority   and   Urban   Redevelopment
Agency of the City of Atlantic City at (609) 344-1107.

Note:   all   references   to  the  Atlantic  City   Land   Use   Ordinance
refer to Chapter 163 (Land Use Development) from the Code of the City of Atlantic City (last amended 6/15/88}.



Package Revised     3/8/88    12/14/89
                    4/1/89    8/4/90
                    5/5/89    9/6/90
                    9/29/89   8/5/92

   ATTACHMENT I - ARCHITECT'S RENDERING OF PROPOSED STRUCTURE

                       HOUSING AUTHORITY &
                   URBAN REDEVELOPMENT AGENCY
             OF THE CITY OF ATLANTIC CITY NEW JERSEY

P O. Box 1258 227 Vermont North Atlantic City, NJ 08404 609-344-
                              1107

            APPLICATION FOR DEVELOPMENT PLAN APPROVAL

                                             Conceptual:
Final:

                                                              Fee Received:

Applicant's Name:                          Phone: (  )  -
Applicant's Address:
Owner's Name:
Owner's Address:
Owner's Signed Consent:                       Date:
Name and Address of Professional Consultants:








Project Contact:                          Phone: (  )  -
Street Address of Property:
Legal Description of Property: Block(s):            Lot(s):
Land Use Classification:
Present Use:
Proposed Use:

Applicant's Signature:                         Date:

*****************************************************************

OFFICE USE ONLY







PROJECT APPROVAL DATE:               RESOLUTION NO:

                       HOUSING AUTHORITY &
                   URBAN REDEVELOPMENT AGENCY
             OF THE CITY OF ATLANTIC CITY NEW JERSEY

     P 0. Box 1258 227 Vermont North Atlantic City. NJ 08404
609-344-1107

MEMORANDUM:

     TO: INTERESTED DEVELOPERS

     FROM: ATLANTIC CITY HOUSING AUTHORITY

     RE: COMMUNITY MEETING(S)

        Contained in the list of Submission Requirements for Development Plan Approval is an item titled "Date of Community
meeting"  (#  21.  m.  Conceptual  Plan  Submission  Requirements   and   #
40. Final Plan Submission Requirements). The Atlantic City Housing Authority highly recommends that any party undertaking development in Atlantic City make a good-faith effort to meet with members of the community. It is the intention that the developer and members of the community be afforded the opportunity to meet, to ask questions, to have concerns
addressed,   and   to   otherwise  get  to   know   each   other   as   new
neighbors.

       Below  is  a  list  of  some  of  the  community  groups  who   hold
regular meetings, together with phone numbers and contact people. The Authority notes that this is not a complete list, and urges developers to meet with any additional groups deemed appropriate.

            GROUP                  CONTACT             PHONE

First Ward Civic Assoc.       William Marsh       (609) 344-8809
                                                  (after 2:00 pm.)

Bungalow Park Civic Assoc.    C.C. Davenport      (609) 344-2907

Inlet Private Public Assoc.   Daniel Ojserkis     (609) 348-4515

Chelsea Neighborhood Civic    Louise              (609) 344-8555
Assoc.                        Palmentieri

Midtown Business & Citizens   John Schultz        (609) 345-5322
Assoc.


               CONCEPTUAL SUBMISSION REQUIREMENTS

1.   U.S.G.S. or equivalent site location map.

2.   Flood Plain Map.

3.   Municipal block and lot map with site outlined.

4. Site survey with scale and northpoint showing utility easements and area in s.f.

5. Proposed subdivision or consolidation map drawn in accordance with the Map Filing Act.

6.   Two (2) recent color photos of site.

7. All four (4) building elevations and roof (if flat) of existing and proposed in color. Proposed is to be outlined in red or other contrasting color. Scale
     1 " = 30' or larger.

8. Color perspective rendering indicating proposed project in relation to adjacent and or adjoining properties (both existing and proposed) depicting two (2) sides of building/project one of which includes the primary entrance to the facility. Scale to be sufficient to include entire subject area (see Attachment I for sample).

9.   (INTENTIONALLY DELETED)

10.  Site Plan in scale 1" = 60' or larger showing:

     a: street lighting            k: building lines
     b: project lighting           l: set-backs
     c: curb cuts                  m: open space (by
                                      category)
     d: driveways                  n: height
     e: off-street parking         o: off-street loading
                                      areas
     f: on-street parking          p: Land Use Zone/Tract
     9: service areas              q: permitted use(s)
     h: sidewalks                  r: discretionary use(s)
     i: pedestrian bridges         s: public use(s)
     j: landscaped areas

   Plan also to indicate proposed project in relation to properties, improvements (both existing and proposed), and public Rights-of-way directly contiguous to the project site.
   The proposed project, including on and off site improvements to be accomplished by developer, to be outlined in red or other contrasting color.

11. Floor layouts of unique and repetitive dwelling units and non-residential space with an indication of proposed use(s) for each area. Scale 1/8" = 1' or larger. if exceeding 1,000 sq. ft.

12.  Two (2) sections through building if exceeding 1,000 sq.
     feet.Scale 1" = 30' or larger.

13. Grading plan of existing and proposed contours, including perimeter elevations, at a maximum of 10' intervals referenced to U.S.G.S. datum.

14. Sun shadows. if any building or sign exceeds 35 feet in height.

15.       a.   Transportation plans indicating intended
          circulation patterns for vehicles, service vehicles,
          public transportation, pedestrians, bicycles and on and
          off street public parking. Scale to match Site Plan.

     b. Transportation plans indicating intended circulation patterns along (to and from) all primary materials and major access roads into the City. Plan to be superimposed on a map of the City. Scale to be 1" =
          250'.

16. Utilities survey map showing existing and proposed in scale of 1" = 40'.

17. Outline specifications of major exterior materials, landscaping and paving materials.

18.       a.   Sketch of major items of street furniture with
          color indicated.

          b. Location and sketch of ail exterior signs and lighting standards.

19. Landscaping plans indicating items to remain, planting schedule, specimen lists, location, irrigation and non-vegetative treatments.

20.  Accompanying schedules indicating:

     a:   Percentage of lot coverage for building(s), including
          breakout of permitted, discretionary and public uses.
     b:   F.A.R.
     c:   Number of dwelling units by size, type, category and
          g.s.f. of habitable living area.
     d:   Area of all other spaces by category: ie. paved area,
          individual open space and common open space, service
          areas, commercial/ retail areas (gross and net).
     e:   Density expressed as D.U.s per acre.
     f:   Total gross square feet of building. Floor area of
          nonresidential uses and accessory uses.
     g:   Proposed number of off-street parking and loading
          spaces for each type of use proposed.
     h:   Height.
     i:   Setbacks.

21.  Alternative scheme or layout to plan considered.

22.  Proposed construction schedule.

     For each portion, element or sub-element of the project, complete the construction schedule on the following page, with dates for commencement and completion indicated. Should an item not apply, indicate N/A (do not leave any item blank). Additional items may be added should the project warrant. A timeline format is preferred.

   ATTACHMENT I - ARCHITECT'S RENDERING OF PROPOSED STRUCTURE

                 PROPOSED CONSTRUCTION SCHEDULE

DEVELOPMENTAL APPLICATIONS(per item 28)
1.   Initial Submission
2.   Additional information
3.   Findings & Final Approvals

ACQUISITION
4.   Appraisals
5.   Offers to Owners
6.   Date of Complete Site Ownership(100% of Site)
7.   Date of Complete Site Control and Occupancy.

PRE-CONSTRUCTION
8.   Mobilization
9.   Demolition
10.  Fill & Surcharge
11.  Site Consolidation

CONSTRUCTION
12.  Excavation
13.  Setting of Footings, Foundations and/or Pilings
14.  Setting and/or Framing of Structures
15.  Exterior Walls
16.  Roof
17.  Exterior Doors & Windows
18. Waterproofing(date project to become watertight and/or dampproof)
          a.   Caulking
          b.   Sealing
          c.   Insulation
19.  Rough Mechanical/Electrical/Plumbing/HVAC
20.  Exterior Facades
21.  Interior Finishing
          a.   Drywall
          b.   Flooring
          c.   Finish Carpentry
          d.   Cabinets/Appliances
          e.   Painting and Finishing

22.  Finish Mechanical/Electrical/Plumbing/HVAC
23. Site Utilities (complete the following for each utility: Electric, Gas, Cable, Phone,
                     Sewer. Water. Storm Water, Other}
          a.   Engineering
          b.   Engineering Review
          c.   Bidding
          d.   Bid Award
          e.   Construction
          f.   Hookup and Activation(component ready for use)
24.  Sidewalks and Other Paving
25.  Off-Street Parking/Loading Areas
          a.   Aprons
          b.   Lots
26.  Site Fencing
27.  Street Reconstruction and Other Off-Site Improvements
28. Landscaping, Roofscaping and/or Other Exterior Treatments, including but not limited to Street Furniture; Building, Traffic and Directional Signage; Project and Street
     Lighting.
29.  Demobilization

COMPLETION
30.  Certificate of Completion
31.  Certificate of Occupancy
32.  Occupancy

               CONCEPTUAL SUBMISSION REQUIREMENTS

23.  Narrative indicating:
     a:   Site and proposed facility.
     b:   Conformance with Urban Renewal Plan objectives, land
          use and building requirements.
     c:   Support services: ie. public transportation,
          recreation, schools, cultural and historical.
     d:   Target market, marketing plan.
     e:   Project impact on adjacent and adjoining properties
          and/or improvements.
     f:   Determination of conformance with Redeveloper's
          Agreement (if applicable).
     g:   Determination of conformance with Approved Schematic
          Plans (if applicable).
     h:   (If residential) number of low and moderate income
          units and schedule of proposed rents or sales prices.
     i:   Estimated number of construction jobs created.
     j:   Estimated number of permanent jobs created.
     k:   Current total assessed value.
     l:   Estimated total assessed value after completion.
     m:   Details of Community meeting (see memo), including
          date(s), group(s) and pertinent information.

24.  Estimated development costs.

25. Financing plan or documented history of prior success in completing a similar development.

26. Street address and legal description of the subject property.

27.  Evidence of site control.

28. Status of other developmental applications, including, but not limited to CAFRA, DOT, ACTA, Municipal Government.

29. Name of applicant. Name of address and phone number of Contact.

30.  Filing fees.

31. Table of Contents indicating where each requirement can be found on plans, narrative or supplements. Pagination of narrative to be in numerical order.

32. All plans and supplements must be dated, signed and sealed by the appropriate design professional.

33. Other submission requirements deemed necessary and appropriate. The Executive Director reserves the right to amend or adjust these requirements to better achieve the overall objectives of the Urban Renewal Plan, and/or should the proposal be of such character to warrant change. These
     Submission Requirements are those of the Housing Authority, and do not substitute for submissions that may be required for any other permit, approval, registration, license or certificate necessary to effectuate the proposed development.

FINAL PLAN SUBMISSION REQUIREMENTS

1.   U.S.G.S. or equivalent site location map.

2.   Flood Plain Map.

3. Site survey with scale and northpoint showing utility easements, drainage, conservation and area in s.f.

4. Final subdivision or consolidation map drawn in accordance with the Map Filing Act.

5.   Soil Erosion and Sediment Control (SCD) Plan.

6. All four (4) building elevations and roof (if flat) of existing and proposed in color. Proposed is to be outlined in red or other contrasting color. Scale 1" = 30t or larger.

7. Color perspective rendering indicating proposed project in relation to adjacent and adjoining properties (both existing and proposed} depicting two (2) sides of building/project one of which includes the primary entrance to the facility.
     Scale to be sufficient to include entire subject area (see
     Attachment I for sample).

8.   (INTENTIONALLY DELETED)

9.   Site Plan in scale 1" = 60' or larger showing:

     a: street lighting            k: building lines
     b: project lighting           l: set-backs
     c: curb cuts                  m: open space (by
                                      category)
     d: driveways                  n: height
     e: off-street parking         o: off-street loading
                                      areas
     f: on-street parking          p: Land Use Zone/Tract
     9: service areas              q: permitted use(s)
     h: sidewalks                  r: discretionary use(s)
     i: pedestrian bridges         s: public use(s)
     j: landscaped areas

10. Floor layouts of unique and repetitive dwelling units and non-residential space with an indication of proposed use(s) for each area. Scale 1/8" = 1' or larger.

11.  Two (2) sections through site and buildings if exceeding
     1,000 sq. ft. scale 1" = 30' or larger.

12. Grading plan of existing and proposed contours, including perimeter elevations, at a maximum of 5' intervals referenced to U.S.G.S. datum.

13. Sun shadows. if any building or sign exceeds 35 feet in height.

14. Utilities survey map showing on and off site existing and proposed in scale of 1" = 40'. Also show reconstruction details if any.

FINAL PLAN SUBMISSION REQUIREMENTS

15.       a.    Transportation plan in scale to match  Site  Plan
          showing  on  and  off  site  circulation  patterns  for
          vehicles,   service  vehicles,  public  transportation,
          pedestrians,  bicycles  and on and  off  street  public
          parking.

          b.  Transportation plan indicating intended circulation
          patterns along (to and from) all primary materials  and
          major   access  roads  into  the  City.  Plan   to   be
          superimposed on a map of the City. Scale  to  be  1"  =
          250'.

16.  Outline  specifications, color and  hard  samples  of  major
     exterior   materials,  landscaping  and  paving   materials;
     outline specifications for living landscaping materials.

17.  Color  Landscaping Plan (including roofscape)  in  scale  to
     match  Site  Plan  with  materials  key  showing  items   of
     landscaping  to  remain, items to be  added  and  all  other landscaping proposals, terraces, retaining walls,  at  grade parking,  irrigation, and any non-vegetative treatment  with specifications and hard samples.

18. Detailed drawings of major items of street furniture, signage and lighting standards or catalogue reproduction with color indicated.

19.  Accompanying schedules indicating:

     a:   Percentage of lot coverage for building(s), including
          permitted, discretionary and public uses.
     b:   F.A.R.
     c:   Number of dwelling units by size, type, category and
          g.s.f. of habitable living area.
     d:   Area of all other spaces by category: ie. paved area,
          individual and common open space, service areas,
          commercial/retail areas (gross and net).
     e:   Density expressed as D.U.s per acre.
     f:   Total gross square feet of building. Floor area of non-
          residential uses and accessory uses.
     g:   Number of off-street parking & loading spaces for each
          type of use.
     h:   Height.
     i:   Setbacks.
     j:   (If residential) number of low and moderate income
          units and schedule of proposed rents or sales prices.
     k:   Estimated number of construction jobs created.
     l:   Estimated number of permanent jobs created.
     m:   Current total assessed value. n: Estimated total
          assessed value after completion.

20.  Construction schedule, phasing plan.

     For each portion, element or sub-element of the project, complete the following construction schedule, with dates for commencement and completion indicated. Should an item not apply, indicate N/A (do not leave any item blank).
     Additional items may by added should the project warrant. A timeline format is preferred.

               FINAL PLAN SUBMISSION REQUIREMENTS

21.  Narrative  of  site and proposed facility, conformance  with
     Urban   Renewal  Plan  objectives,  land  use  and  building
     requirements  and  Conceptual Submission.  Determination  of conformance with Redeveloper's Agreement (if applicable).

22. Narrative of support services: ie. public transportation, recreation, schools, cultural, religious, historical etc.

23.  Status of Utility service guarantees.

24.  Status   of   other   developmental  applications/approvals,
     including,  but  not limited to CAFRA, DOT, ACTA,  Municipal
     Government and other State bodies.

25.  Storm sewer and street reconstruction plans.

26. Access ways for handicapped and public shall be shown on the plans.

27. Statement that parking area design is in accordance with the Urban Renewal Plan.

28. Statement that loading area design is in accordance with the Urban Renewal Plan.

29. Statement of conformance as to treatment of structural surfaces in accordance with the Urban Renewal Plan.

30. Statement of conformance as to performance standards in accordance with the Urban Renewal Plan.

31.  Statement   that  signage  and  lighting  details   are   in
     accordance with the Urban Renewal Plan.

32. The applicant's name, address and phone number and his interest in the subject property. Name, address and phone number of Contact Person if different than the applicant.

33. Owners name and address, if different than the applicant, and the owner's signed consent to the filing of the application.

34. Names and addresses of all professional consultants advising the applicant with respect to the proposed development.

35.  Street   address  and  legal  description  of  the   subject
     property.

36.  Evidence of site control.

37.  Tax Certificate or current Municipal lien search.

38. Estimated development costs and financing plans, including status of such financing.

39.  Filing fees.

40. Details of Community meeting (see memo), including date(s), group(s) and pertinent information.

41. Table of Contents indicating where each requirement can be found on plans, narrative or supplements. Pagination of narrative to be in numerical order.

42. All plans and supplements must be dated, signed and sealed by the appropriate design professional .

43.  Other   submission   requirements   deemed   necessary   and
     appropriate.  The Executive Director reserves the  right  to amend  or  adjust these requirements to better  achieve  the overall objectives of the Urban Renewal Plan, and/or  should the proposal be of such a character to warrant such changes.
     These  Submission  Requirements are  those  of  the  Housing
     Authority  only  and do not substitute for submissions  that
     may   be   required   for  any  other  permits,   approvals,
     registrations,   licenses  or  certificates   necessary   to
     effectuate the proposed development.

                        Revised 12/16/94

                       HOUSING AUTHORITY &
                   URBAN REDEVELOPMENT AGENCY
             OF THE CITY OF ATLANTIC CITY NEW JERSEY

     P.O. Box 1258 227 Vermont North Atlantic City, NJ 08404
                  609-344-1107 FAX 609-344 1015

              FEE SCHEDULE FOR REDEVELOPMENT AREAS
                  UNDER THE JURISDICTION OF THE
            HOUSING Authority AND URBAN REDEVELOPMENT
               AGENCY OF THE CITY OF ATLANTIC CITY

1.0       CONCEPTUAL/SCHEMATIC PLAN SUBMISSION FEE

1.1       RESIDENTIAL  PROJECTS. $1,000 + $25 per D.U.  +  $2,000
          Reserve Fund.

1.2       NON-RESIDENTIAL AND MIXED-USE PROJECTS:  $1,500  +  $25
          per  D.U. (where applicable) + $25 per 1,000 g.s.f.  of
          floor  area  and paved surface parking  area  for  non-
          residential areas, or any part thereof exceeding 25,000
          g.s.f. + $5,000 Reserve Fund.

1.3       RESUBMISSION  DUE  TO DENIAL: 50%  of  original  fee  +
          Reserve Fund replenished to $2,000.


2.0       PRELIMINARY PLAN (WHERE APPLICABLE) SUBMISSION FEE

2.1       RESIDENTIAL  PROJECTS: $1,500 +  $25  pa  D.U.+  $3,500
          Reserve Fund.

2.2       NON-RESIDENTIAL AND MIXED-USE PROJECTS:  $2,000  +  $25
          per  D.U. (where applicable) + $25 per 1,000 g.s.f.  of
          floor  area  and paved surface parking  area  for  non-
          residential areas, or any past thereof exceeding 25,000
          g.s.f. + $5,000 Reserve Fund.

2.3       RESUBMISSION  DUE  TO DENIAL: 50%  of  original  fee  +
          Reserve Fund replenished to $2,000.


3.0       FINAL PLAN SUBMISSION FEE

3.1       RESIDENTIAL  PROJECTS: $2,000 + $25 per D.U.  +  $5,000
          Reserve Fund.

3.2       NON-RESIDENTIAL AND MIXED-USE PROJECTS:  $2,500  +  $25
          per  D.U. (where applicable) + $25 per 1,000 g.s.f.  of
          floor  area  and paved surface parking  area  for  non-
          residential areas, or any part thereof exceeding 25,000
          g.s.f. + $5,000 Reserve Fund.

3.3       RESUBMISSION  DUE  TO DENIAL: 50%  of  original  fee  +
          Reserve Fund replenished to $5,000.

          4.0  AMENDMENTS

4.1 MINOR AMENDMENT TO FINAL PLAN APPROVAL: 25% of the current Final Application Fee including 25% of the Reserve Fund. A Minor Amendment is any change in use, density, or F.A.R of less than 10%; any change to the circulation element; change in final grade of less than 10%; change in landscaping location, type or quality of less than 10%, delays or acceleration of construction schedule of more than one year and less than 18 months;
          change in number or area of signage of less than 10%;
          any change to the exterior facade treatment. The above notwithstanding, the Agency reserves the right to view any change as a "Major Amendment" if such change is, in the sole opinion of the Agency, of such significance as to materially alter the design scheme or any essential element of the project.

4.2       MAJOR AMENDMENT TO PLAN APPROVAL: 50% of the Final
          Application Fee including 50% of the Reserve Fund. A
          Major Amendment is any change beyond the thresholds stated in section 4.1 of this Fee Schedule, or any change which, in the sole opinion of the Agency, is of such significance as to materially alter the design scheme or any essential element of the project.


5.0       FEES COVERING MINOR REVIEWS FOR CERTIFICATE
          OF REDEVELOPMENT PLAN CONFORMANCE

5.1 The fee covering minor reviews for Certificate of Redevelopment Plan Conformance will be the only fee required for existing buildings seeking approval under the following categories: new business, new use, home occupation, temporary use, ground sign, other sign, building addition including porch of less than 2,S00 g.s.f. or 50% of existing building g.s.f. whichever is less; rehabilitations renovation, or restoration of 14 unit residential structures or mixed-use/commercial structures of less than 2,500 g.s.f.; the following accessory uses or structures: fences and walls; storage structures of less than 100 g.s.f; garages of less than 100 g.s.f.; decks; patios; off-street parking areas.
          Said fees are as follows:

          RESIDENTIAL PROJECTS: $40.00

          NON-RESIDENTIAL OR MIXED-USE PROJECTS: $100.00


6.0       OTHER

6.1       NEW CONSTRUCTION OF 14 UNIT RESIDENTIAL PROJECTS OR NON-
          RESIDENTIAL MIXED-USE PROJECTS OF LESS THAN 5,000
          G.S.F.; $500 fee due at time of submission plus any "attendant costs" incurred by the Agency for professional consultants, attorneys, extraordinary time expended by Agency staff, etc. The Agency shall be paid in full prior to Plan Certification for all such "attendant costs". One step processing is to be used for this category.

6.2 Any improvements to be owned by a public body and intended solely for occupancy by low and very low income individuals or families will be subject to the applicable Reserve Fund only.

6.3       The Reserve Fund shall be used for Engineering,
          Architectural. Planning and such other consultants, and for Attorney fees, notices, etc., as may be required by the Agency in conjunction with processing the application and for extraordinary time expended by Agency staff spent on reviews. These costs shall be itemized and any balance returned to the Applicant.
          The Applicant shall earn no interest on the Reserve
          Fund. The remainder, if any, of the Reserve Fund shall be returned to the Applicant within 60 days of Plan
          Certification or the satisfaction of any and all terms and/or conditions imposed by the Agency, whichever is the latter, except that, in instances where a contractual relationship requires that a Certificate of Completion be issued by the Authority, the Reserve Fund shall be used to cover any legal or other fees incurred in connection with the issuance of the Certificate of Completion. When the Reserve Fund has been reduced to 20% of the original amount deposited, and the Agency determines that additional Reserve Funds are needed to complete the processing of the Application, the Agency shall require an additional deposit in an amount sufficient in the Agency's opinion, to cover the cost of completing its review.

6.4 Transient residential and condo/hotel (Condotel) uses shall be considered non-residential uses.

6.5 For projects receiving approval prior to the effective date of this Fee Schedule, fees for amendments and additional plan submissions shall be based on the fees that would have been applied under this Fee Schedule.

6.6 Should the Applicant request a one-step review, a combined charge will apply.

6.7 The Executive Director of the Agency reserves the right to amend or adjust this Fee Schedule and bill the Applicant according to Stafftime and professional services actually expended in the review of any application should the fee be more appropriate and necessary to better achieve the overall objectives of the Redevelopment Plan and/or should the proposal be of a unique character and/or require extraordinary staff time. In such instances, the most appropriate minimum fee shall be due at time of submission and time as billed (plus an administrative factor) shall be due prior to Plan Certification. The Agency's blended rate for such circumstances shall be $75 per hour or any part thereof.

6.8 The application and interpretation of any provision of this Fee Schedule shall be the sole and exclusive right of the Agency.

6.9 All development approvals shall expire if after one year of the stated development date for the start of construction pursuant to the approved Final
          Construction Schedule the Applicant fails to secure the required building permits, or fails to begin or diligently pursue construction. In such cases of expiration, the Applicant shall be required to resubmit their Final Plans to the Agency. The resubmission fee shall be 100% of the Final Plan Fee in existence at the time of resubmission. The Applicant has the right to seek an amendment to their construction schedule subject to Sections 4.1 and (4.2 of this Fee Schedule within one year of Final approval by the Agency.

6.10 All fees, including the Reserve Fund, are due at the time of application. Please make checks payable to "The
          Atlantic City Housing Authority".

6.11      All references to "The Agency" refer to the Housing
          Authority and Urban Redevelopment Agency of the City of
          Atlantic City.

6.12 Any submission or application still deemed incomplete for review after initial notification and receipt of supplemental information, shall be subject to a 10% surcharge.

6.13 "Extraordinary time": The applicant will be billed for extraordinary time whenever the amount of time actually expended by Agency staff in the review of any submission exceeds the number of hours derived by dividing the normal submission fee by 75. All extraordinary time shall be billed at a rate of $75 per hour or any part thereof.


                         /S/ John J. McAvaddy, Jr.
                         JOHN J. McAVADDY,JR.
                         Executive Director
                         Effective Date: December 16, 1994


                TRI-PARTY AGREEMENT AMONG HOUSING

         AUTHORITY AND URBAN REDEVELOPMENT AGENCY OF THE

      CITY OF ATLANTIC CITY, FOREST CITY RATNER COMPANIES,

     AND ATLANTIC CITY SHOWBOAT, INC., REGARDING DEVELOPMENT

         OF A PORTION OF THE UPTOWN URBAN RENEWAL TRACT



                          MAY 26, 1994

                        TABLE OF CONTENTS


PARAGRAPH                                                   PAGES

1.   SCOPE, INTENT AND BINDING NATURE
     OF THIS AGREEMENT                                          3
2.   LANDS AFFECTED                                             5
3.   TRACT 1 DEVELOPMENT                                        7
     (A)  Tract l/Phase I Tower                                 7
     (B)  80 FT. EASEMENT                                       8
4.   TRACT 2                                                    8
5.   TRACT 3                                                   10
6.   PARCEL 11                                                 11
7.   PARCEL 15                                                 11
8.   TIMING OF CONVEYANCES/TAXES                               12
9.   PARKING                                                   14
     (A)  Parking Deck One                                     14
     (B)  Parking Deck Two                                     15
     (C)  Parking Exit Impacts                                 17
     (D)  Connecting Bridges                                   18
     (E)  Alternate Garage Site                                20
     (F)  Cost Allocation                                      20
     (G)  Ownership, Use & Maintenance                         21
     (H)  Taxes                                                22
10.  ENTRANCE DRIVE ISSUES                                     24
     (A)  Transfer of Land                                     25
     (B)  Use                                                  26
     (C)  Cost of Combined Service Drive                       28

                                  i

     (D)  Loading Dock                                         28
     (E)  Configuration & Construction of
          the Combined Service Drive                           29
11.  PHASE II HOTEL TOWER                                      30
12.  VACATION OF RECONVEYED TRACTS BY SHOWBOAT                 35
13.  DISPUTE RESOLUTION                                        38
14.  ASSIGNMENT                                                40
     (A)  Assignment By FCRC and Showboat                      40
     (B)  Assignment By ACHA                                   40
     (C)  Binding Effect                                       41
15.  MISCELLANEOUS                                             41
     (A)  Entertainment Complex                                41
     (B)  Pedestrian Bridges                                   42
     (C)  Relocation of Utilities                              42
     (D)  ACHA Approval                                        43
     (E)  Submission of Plans                                  43
     (F)  Notices                                              43
     (G)  Governing Law                                        43
     (H)  Entire Agreement                                     43
     (I)  Execution of Agreement                               44



                               ii

                            EXHIBITS


          (A)  Ponzio Plan of Tracts 1, 2 and 3 and 80'
               Easement

          (B)  Plan Showing "Triangular Portion"

          (C)  Plan Showing "Unoccupied" Portion of
               Tract 1

          (D)  Plan Showing Showboat Parking

          (E)  Parking Cost Allocation Formula

          (F)  Plan Showing Combined Service Drive

          (G)  Plan Showing "Phase II Tower" Location

          (H)  Site Plan for Overall FCRC Project

                               iii

      TRI-PARTY AGREEMENT AMONG HOUSING AUTHORITY AND URBAN
 REDEVELOPMENT AGENCY OF THE CITY OF ATLANTIC CITY, FOREST CITY
  RATNER COMPANIES, AND ATLANTIC CITY SHOWBOAT, INC., REGARDING
   DEVELOPMENT OF A PORTION OF THE UPTOWN URBAN RENEWAL TRACT


     THIS  AGREEMENT  by  and among Housing Authority  and  Urban

Redevelopment  Agency of the City of Atlantic  City  (hereinafter

"ACHA"),  Forest City Ratner Companies (hereinafter  "FCRC")  and

Atlantic  City  Showboat,  Inc.  (hereinafter  "Showboat")  dated

May  __,  1994 sets forth the agreement among those parties  with respect  to  a portion of the Uptown Urban Renewal Tract  in  the

City of Atlantic City (hereinafter "UURT").

     WHEREAS,  ACHA,  FCRC, and Showboat have previously  entered into various memoranda and agreements specifically identified as:

(1) a Memorandum of Understanding dated May 24, 1993 between FCRC and  ACHA  (hereinafter  "the FCRC MOU"),  (2)  a  Memorandum  of

Understanding by and among Showboat, FCRC and ACHA dated May  24,

1993  also  known as the "tripartite" Memorandum of Understanding

(hereinafter  "the Tripartite MOU"), and (3) a Contract  For  The

Sale  Of  Land For Private Development entered into between  ACHA and  Showboat  dated June 11, 1993 along with all Parts,  Riders,

and  Exhibits  annexed thereto and amendments  (hereinafter  "The

Showboat Development Agreement"), and

     WHEREAS,  the parties were granted certain rights,  accepted certain  responsibilities and reached non-binding  understandings with respect to the UURT pursuant to the aforementioned Memoranda and  Agreements regarding the development of land within the UURT by both FCRC and Showboat, and




     WHEREAS, certain development has taken place within the UURT by  Showboat  in  a  manner  consistent with  the  aforementioned

Agreements and Memoranda, and

     WHEREAS,  FCRC  intends to develop certain portions  of  the

UURT  pursuant  to the aforementioned Memoranda of Understanding,

and

     WHEREAS,  the parties have been conducting negotiations  and

discussions    regarding    their    respective    rights     and

responsibilities  under  the aforementioned  documents  and  have further  discussed their needs and requirements with  respect  to the future development of the land within the UURT, and

     WHEREAS,  it is the intention of ACHA, FCRC and Showboat  to reach a tri-party agreement with regard to the future development of  certain  portions  of the land within  the  UURT  which  will determine all rights and responsibilities therein, and

     WHEREAS,  pursuant to the aforementioned discussions,  ACHA,

FCRC  and  Showboat have reached agreement as to their respective rights  and  responsibilities regarding certain portions  of  the

UURT  and  desire to memorialize those agreements in  writing  in order to clearly establish those rights and responsibilities, and

     WHEREAS, this document (hereinafter referred to as "this

Agreement") is intended to set forth the aforementioned rights and responsibilities of both FCRC and Showboat with regard to future development within the UURT and to establish for the ACHA its corresponding rights and obligations with respect to the portions of the UURT identified in this Agreement.

                                2


     IT IS HEREBY AGREED AS FOLLOWS:

1.   SCOPE. INTENT AND BINDING NATURE OF THIS AGREEMENT

     ACHA,  FCRC and Showboat (hereinafter collectively  referred to  as  "the  parties")  hereby agree that this  Agreement  shall determine  the future rights and obligations of the parties  with respect  to  certain  portions of the UURT as  more  specifically defined  herein. The parties hereby acknowledge  and  agree  that this  Agreement  is  to be known as the Tri-Party  Agreement  and shall take into account matters set forth in documents previously executed  by  the  parties  by and amongst  themselves  and  more specifically identified as the FCRC MOU, the Tripartite MOU,  and the  Showboat Development Agreement. Based on that understanding,

the  parties acknowledge and agree that they will be bound by the following purposes and provisions of this Agreement.

     (A)  These parties acknowledge and agree that this Agreement has  taken  into  account, addresses and resolves certain  master planning  issues among them with respect to the portions  of  the

UURT  affected hereby, and which have previously been  identified in the Showboat Development Agreement, the Tripartite MOU and the

FCRC MOU.

     (B)   This  Agreement shall resolve certain master  planning

issues  between FCRC and Showboat with respect to the rights  and responsibilities each may have within the portions  of  the  UURT affected by this Agreement.

                                3

     (C)   This  Agreement shall amend and modify certain  rights

and  responsibilities of Showboat and ACHA that  have  previously been  set  forth  in  the Showboat Development Agreement  between

Showboat  and  ACHA. However, the Showboat Development  Agreement

shall  remain in full force and effect, and shall be  binding  on

Showboat and ACHA with regard to any provisions not superseded or modified by the terms of this Agreement.

     (D)   This Agreement, where applicable, shall supersede  the

Showboat  Development Agreement to the extent that any provisions of  this  Agreement conflict with the provisions of the  Showboat

Development Agreement.

     (E)   This  Agreement  also provides  a  framework  for  the

resolution  of master planning issues between Showboat  and  FCRC and  between FCRC and ACHA but is contingent upon the  occurrence of  all of the events described below in paragraphs 1 (F) through

1(I).

     (F)   The  provisions of this Agreement shall not be binding

on  any  party hereto unless and until FCRC Commences Development by  January  31,  1995, as that term is defined in  the  Showboat

Development Agreement.

     (G)   The  provisions of this Agreement shall not be binding

on  any  party hereto unless and until FCRC enters  into  a  more detailed  agreement with ACHA, by January 31, 1995,  (hereinafter referred  to as "The FCRC Development Agreement") which shall  be binding  on  both parties and which shall detail the  rights  and responsibilities of

                                4

FCRC  within  the  UURT and incorporate the  provisions  of  this

Agreement.

     (H)   Should  FCRC and ACHA enter into the FCRC  Development

Agreement,  they both agree that such agreement will  incorporate the provisions of this Agreement.

     (I)   The  provisions of this Agreement shall not be binding

on any party hereto unless and until Showboat and ACHA enter into an  amendment to The Showboat Development Agreement  which  shall incorporate the terms and provisions of this Agreement.

     (J)    Notwithstanding  the  foregoing  provisions  of  this

paragraph  1,  any  provision of this  Agreement  which  requires action  by  any of the parties before January 31, 1995  shall  be binding  on  the  parties although FCRC  has  not  yet  Commenced

Development.

     (K)   Except  as set forth in such paragraph  1  (J)  above,

should FCRC not Commence Development, as that term is defined  in

The  Showboat  Development Agreement by  January  31,  1995,  the

provisions  of this Agreement shall have no effect and  shall  be

considered  null  and  void.  In  that  event,  the  rights   and

responsibilities of Showboat and ACHA shall be  governed  by  The

Showboat  Development Agreement unaffected by the  provisions  of this  Agreement and any rights which FCRC may have to development within the UURT as set forth in this Agreement shall cease.

2.   LANDS AFFECTED

     This  Agreement shall govern the following portions  of  the

UURT with regard to future development within those areas:

                                5

     (A)   the unoccupied portion (as set forth on Exhibit C  and

as  defined  in  the  Showboat Development Agreement  hereinafter referred  to  as  the  "Unoccupied Portion") and  the  triangular portion  (as set forth on Exhibit B. hereinafter referred  to  as the  "Triangular Portion") which are portions of Block 13 in  the

City  of Atlantic City identified as portions of Tract 1  on  the

Plan  prepared  by  Arthur W. Ponzio Company & Associates,  dated

April  12,  1993  (hereinafter "the  Plan"),  annexed  hereto  as

Exhibit A, also known as Block 13, Lot 144.03.

     (B)   Tract 2 identified on the Plan (Exhibit A), also known

as Block 13, Lot 144.04.

     (C)  Tract 3 identified on the Plan (Exhibit A) , also known as Block 13, Lots 144.05 and 144.06.

     (D)  all portions known as the 80 easement identified on the

Plan (Exhibit A), also known as Block 13, Lot 144.06.

     (E)  all portions of Block 13, Lots 144.01 and 144.02.

     (F)   all portions of Parcel 11, bounded by Atlantic  Avenue

on  the  North, New Jersey Avenue on the East, Pacific Avenue  on

the South and Delaware Avenue on the West, as shown on Exhibit  F of  the  Showboat Development Agreement, also known as Block  11,

Lots  77  and  78,  as well as all portions thereof  affected  by realigned Delaware Avenue.

     (G)   all portions of Parcel 15, bounded by Atlantic  Avenue

on  the North, Delaware Avenue on the East, Pacific Avenue on the

South and Maryland Avenue on the West, as shown on Exhibit  F  of the  Showboat Development Agreement, also known as Block 15, Lots

80, 81, 82 83, 84 and 85 and

                                6

United  States Avenue, as well as  all portions thereof  affected by realigned Delaware Avenue.

3.   TRACT 1 DEVELOPMENT

     (A)  Tract l\Phase I Tower

     It  is acknowledged by all parties that pursuant to previous agreements and memoranda, Showboat has developed and  is  in  the process  of constructing a Hotel Tower on a portion of  Tract  1,

identified  on Exhibit A. Said Tract 1 was conveyed  by  ACHA  to

Showboat pursuant to the Showboat Development Agreement. Showboat hereby  agrees that it shall reconvey the Unoccupied Portion  (as identified in Exhibit C) of Tract 1 to ACHA. Showboat agrees that it shall also reconvey to ACHA that portion of Tract 1 identified on  Exhibit  B  as  the Triangular Portion of Tract  1  which  it currently owns and which will include within it a portion of  the

Combined Service Drive referred to in paragraph 10. ACHA  agrees,

that  it  shall convey the rights to the reconveyed  portions  of

Tract  1  (as  set  forth  above) to FCRC  for  purposes  of  the development  of  its proposed casino hotel, retail  entertainment complex  and  the Combined Service Drive (hereinafter  "The  FCRC

Project"). The form, nature and terms for such conveyance to FCRC by  ACHA  of  the reconveyed portions of Tract 1  shall  be  more specifically  defined  in  the FCRC Development  Agreement.  FCRC shall be permitted to use such Unoccupied Portion of Tract 1  for the development and construction of the FCRC Project pursuant  to the FCRC Development Agreement. The portions so to be conveyed in accordance with this paragraph are

                                7

more specifically identified on Exhibits A, B and C.

     (B)  80 FT. EASEMENT

     Pursuant  to  the  Showboat Development  Agreement  and  the

Tripartite MOU, Showboat has obtained easement rights to an  area known  as  the  "80' easement" which has been  described  in  the

Showboat  Development Agreement as an area solely for  pedestrian and/or vehicular ingress and egress to and from Tract 1. Said 80'

easement  is more particularly described on the Plan attached  as

Exhibit   A.   Said  80'  easement,  pursuant  to  the   Showboat

Development Agreement, had been deemed part of Tract  l  for  all purposes  except certain ones provided for in Section  9  of  the

Rider thereto. In consideration of providing Showboat an easement to  the  Combined  Service Drive, Showboat's rights  to  the  80'

easement  shall  cease  and  to the  extent  necessary  shall  be reconveyed  by  Showboat back to ACHA in order to accomplish  the intent  of this Agreement. ACHA in turn, shall convey the  rights to  the  area identified as the 80' easement to FCRC for purposes of  the  development and construction of the FCRC Project subject to  the  terms  and conditions of the FCRC Development  Agreement which  shall  set  forth  the form,  nature  and  terms  of  such conveyance.

4.   TRACT 2

     The  parties  acknowledge  that  pursuant  to  the  Showboat

Development Agreement and the Tripartite MOU, Showboat  has  been conveyed  an area within the UURT identified as Tract 2 and  more specifically identified as

                                8

part  of  Block  13,  Lot  144.04 in the City  of  Atlantic  City

identified  as  Tract 2 on the Plan attached as  Exhibit  A.  The purpose  of  that conveyance was to provide to Showboat  an  area within  the UURT on which it could stage the construction of  the

Phase  I  Tower and, furthermore, provide interim surface parking on  the  site. In addition, Tract 2 was to provide to Showboat  a portion  of the UURT for a potential multi- level parking  garage of  between  750 and 1,000 vehicles in the event  that  the  FCRC

Project  did  not  Commence  Development  by  January  31,  1995.

Furthermore, the use of Tracts 1 and 2 by Showboat may have  also included  the construction of a second Hotel Tower to contain  up to  300  hotel  rooms with a corresponding casino expansion.  The parties  further acknowledge that in the S event the FCRC Project was  developed, Showboat's rights under the Showboat  Development

Agreement  to Tract 2 were to be modified such that Showboat  was to  receive a location for the parking of 300 vehicles within the

FCRC  Project.  Pursuant to the agreements  reached  herein,  the parties agree and acknowledge that such rights as defined in  the

Showboat  Development  Agreement are hereby modified.  Consistent with the Showboat Development Agreement, Showboat shall reconvey,

without monetary consideration, Tract 2 to ACHA. ACHA agrees that it  shall convey the rights to the reconveyed Tract 2 to FCRC for purposes of the development of the FCRC Project, the form, nature and  terms for such conveyance to FCRC of the reconveyed Tract  2 shall  be  more  specifically defined  in  the  FCRC  Development

Agreement which shall be consistent with the

                                9

terms  of  this Agreement. The parties agree that the  previously defined  rights  of Showboat for its use of Tract  2  are  hereby terminated  and  any rights which Showboat may have  in  Tract  2

pursuant   to  this  Agreement  are  further  defined  below   in

paragraphs 9, 10, 11 and 12.

5.   TRACT 3

     The  parties acknowledge and agree that the portion  of  the

UURT identified as Tract 3 on the Plan attached hereto as Exhibit

A  shall  be  conveyed by ACHA to FCRC subject to the  terms  and conditions  of  the FCRC Development Agreement  which  shall  set forth  the  form,  nature and terms of such conveyance.  Showboat herein  acknowledges and agrees that it relinquishes  any  rights which  it  may have had, or could have claimed, with  respect  to

Tract  3. Such rights shall include, but not be limited to, those rights  identified in the Showboat Development Agreement, Section

8  wherein  special provisions are identified  for  the  possible lease  of  Tract 3 by Showboat. To the extent that there  is  any claim,  or  may  be  any claim, that the 80' easement  previously identified  in paragraph 3 (B.) is appurtenant to,  part  of,  or within Tract 3, the parties hereby recognize that FCRC shall have the  exclusive  right to develop and construct the  FCRC  Project within  the  areas of the 80' easement and that  Showboat  hereby acknowledges and agrees that it relinquishes all rights  that  it may  have  in  that 80' easement, subject to the  terms  of  this

Agreement.

                               10

6.   PARCEL 11

     ACHA  and  FCRC acknowledge and agree that, subject  to  the approval  of the FCRC Development Agreement by ACHA,  FCRC  shall have  the  exclusive right to develop the FCRC project within  an area known as Parcel 11 and which is also known as Block 11,  Lot

77  and  78 and which is bounded by Atlantic Avenue on the North,

realigned  Delaware  Avenue on the West, Pacific  Avenue  on  the

South  and  New  Jersey  Avenue  on  the  East.  Showboat  herein specifically relinquishes any and all rights which it may have to develop  Parcel 11 for surface and/or structured parking pursuant to  any  provision  of the Showboat Development  Agreement.  This provision shall encompass those rights identified in the Showboat

Development  Agreement , which refers to the rights  of  Showboat contained  therein  with respect to the location  of  "additional parking" within Parcel 11. ACHA acknowledges and agrees  that  by entering into this Agreement, Showboat and FCRC have resolved the parking  issues between them including the location  of  and  the number of spaces of such parking within the portions of the  UURT affected by this Agreement.

7.   PARCEL 15

     ACHA  and  FCRC acknowledge and agree that, subject  to  the approval  of the FCRC Development Agreement by ACHA,  FCRC  shall have  the  exclusive right to develop the FCRC project within  an area known as Parcel 15 and which is also known as Block 15, Lots

80, 81, 82 , 83, 84 and 85 and United States Avenue, and which is bounded by Atlantic Avenue on the North, Maryland Avenue on the

                               11

West,  Pacific Avenue on the South and realigned Delaware  Avenue on  the  East. Showboat herein specifically relinquishes any  and all  rights  which it may have to develop Parcel 15  for  surface and/or  structured  parking pursuant  to  any  provision  of  the

Showboat  Development Agreement. This provision  shall  encompass those  rights identified in the Showboat Development Agreement  ,

which  refer  to  the rights of Showboat contained  therein  with respect to the location of "additional parking" within Parcel 15.

ACHA   acknowledges  and  agrees  that  by  entering  into   this

Agreement,  Showboat and FCRC have resolved  the  parking  issues between  them including the location of and the number of  spaces of  such parking within the portions of the UURT affected by this

Agreement.

8.   TIMING OF CONVEYANCES/TAXES

     The  parties  acknowledge and agree that the conveyances  of property set forth above in paragraphs 3 through 7 are contingent

upon   FCRC  commencing  development  and  executing   the   FCRC

Development  Agreement  by January 31,  1995.  In  addition,  the parties  agree  that  for any parcels or  tracts  which  must  be conveyed  from  Showboat to ACHA and, thereafter,  from  ACHA  to

FCRC,  such  conveyances  shall  be  accomplished  by  means   of

simultaneous  conveyances on the same date. Such  conveyances  of parcels  from  Showboat to ACHA to FCRC and any conveyances  from

ACHA  to  FCRC  directly, whether by fee, lease or  other  means,

shall  take  place  after  the  FCRC  Development  Agreement   is

consummated which shall set forth the timing

                               12

of  such  conveyances. Showboat shall not be obligated to  vacate such  parcels  or  tracts  prior to the  time  that  Showboat  is required  to  convey such parcels or tracts. The FCRC Development

Agreement  shall also set forth the exact consideration  for  and the  form  of  any conveyances to FCRC by ACHA. It is understood,

acknowledged  and agreed by the parties that with regard  to  any tracts  or parcels conveyed between the parties pursuant to  this

Agreement, ACHA shall have no real estate tax liability. It shall be the obligation and responsibility of both Showboat and FCRC to pay  all  real  estate  taxes on any  parcels  affected  by  this

Agreement.  Such taxes shall be paid by Showboat on  all  parcels which  it  owns  up to and including the time of  conveyances  to

ACHA.  Except as otherwise set forth in this Agreement,  Showboat shall  not, after conveyance to ACHA, have any obligation to  pay taxes on the parcels or Tracts conveyed to ACHA. Thereafter,  the real  estate  taxes on any such parcels conveyed by  Showboat  to

ACHA  and then to FCRC, plus any parcels currently owned by  ACHA and  conveyed to FCRC, shall be paid by FCRC commencing from  the time  of conveyance to FCRC. Showboat and FCRC herein acknowledge that  ACHA  is  a tax exempt public entity which  shall  have  no obligation  for  any real estate taxes. Nothing herein  shall  be construed nor operate to limit the obligation of Showboat to  pay real  estate  taxes with regard to its parking as  set  forth  in paragraph  9 and with respect to the Phase II Tower as set  forth in paragraph 11.

                               13

9.   PARKING

     The  parties  acknowledge and agree that FCRC  and  Showboat have reached a final resolution of each party's respective rights with  respect to the use, availability, construction and cost  of parking  within the designated portions of the UURT  affected  by this Agreement. Therefore, the parties agree as follows:

     (A)  PARKING DECK ONE

     Subject  to payments to be made by Showboat to FCRC pursuant to  sub-paragraph  9 (F.) herein, FCRC shall  make  available  to

Showboat,  for  its exclusive use, between 385  and  400  parking spaces  (hereinafter "Showboat Deck One Parking") located  within

Deck  One  of  a parking facility to be constructed  by  FCRC  on portions  of the UURT which will become available to it  for  the development and the construction of the FCRC Project pursuant  to this  Agreement. Deck One shall be located above the ground level within  the  structure  to be built by FCRC  known  as  the  FCRC

Project.  Such parking facility shall be hereinafter referred  to as  the  FCRC Parking Garage". The specific number of spaces  and location  of  the Showboat Deck One Parking shall be  subject  to final  design determinations of the FCRC Project but,  generally,

shall  be located within the area identified on a Plan for FCRC's

First  Level Parking Deck which is attached hereto as Exhibit  D.

FCRC  agrees  that  Showboat  shall be  permitted  to  prepare  a preferred layout of the location of the Showboat Deck One Parking which  shall be transmitted to FCRC by July 1, 1994. FCRC  agrees that it shall work in good faith with Showboat to accommodate its

                               14

preferred layout such that it will be compatible with the overall

FCRC  Parking  Garage design. However, Showboat acknowledges  and agrees that its preferred layout of the Showboat Deck One Parking must  be  coordinated  with  FCRC's  parking  consultant,  Edison

Parking   Corporation   or   its  successor,   who   shall   have

responsibility to determine a final layout for the design of  the

Showboat  Deck One Parking in concert with the overall design  of

the   FCRC   Parking  Garage  which  shall  be   determined   and

communicated to Showboat by August 1, 1994. Showboat acknowledges and  agrees that it will agree to any reasonable changes  to  its preferred layout required by the FCRC garage consultant in  order to  coordinate the Showboat Deck One Parking within  the  overall design  of  the FCRC Parking Garage. Any dispute with respect  to the  reasonableness  of  the requirements  of  the  FCRC  parking consultant  shall  be  resolved through  the  dispute  resolution provision of this Agreement contained in paragraph 13.

     (B)  PARKING DECK TWO

     The parties agree that Showboat shall have the option to  be granted  exclusive  rights  to an additional  number  of  parking spaces within the FCRC Parking Garage on condition of payments to be made by Showboat for those spaces pursuant to sub-paragraph  9

(F)  herein. Such additional spaces (hereinafter referred  to  as

"Showboat  Deck Two Parking'') shall be generally  located  on  a second  level of parking to be located on a roof deck of  parking within the FCRC Parking Garage. The Showboat Deck

                               15

Two  parking spaces shall be located on such second level  within the  same general area designated on Exhibit D, and shall consist of  between  385 and 400 parking spaces which shall be  generally configured in the same fashion as the Showboat Deck One  Parking.

The  location  of the Deck Two Parking shall also be  subject  to reconfiguration based on FCRC's design requirements for the  Deck

Two  level and the time for submitting such design. The procedure set forth in paragraph 9 (A) with respect to the determination of the  number  of  spaces  and location of the  Showboat  Deck  One

Parking  by the FCRC parking consultant shall also apply  to  the

Showboat  Deck Two Parking. Showboat agrees that it  will  notify

FCRC  and ACHA, in writing, not later than November 30,  1994  of

Showboat's  desire to exercise its option for the  Showboat  Deck

Two  Parking. If Showboat fails to notify FCRC and  ACHA  by  the above  date, then Showboat's right to parking spaces  within  the

FCRC  Parking  Garage shall be limited to the Showboat  Deck  One

Parking described in paragraph 9 (A). The parties agree that  the purpose  of  the  above notification date is to  permit  FCRC  to properly design the FCRC Parking Garage to accommodate Showboat's parking  needs  as  well as its own needs for the  FCRC  Project.

Should  Showboat  exercise its option for the Showboat  Deck  Two

Parking, it shall be responsible to pay to FCRC the costs of such

Deck  Two  Parking in accordance with sub-paragraph 9 (F)  herein and,  in  addition,  shall  pay all  costs  associated  with  any additional ramps to the Deck Two level which may be necessary  to accommodate  Showboat's Deck Two Parking within the FCRC  Parking

Garage  design. Showboat hereby acknowledges and agrees that  the addition of any such

                               16

ramps  may  result  in  the loss of some of its  parking  spaces,

either  within Deck One or Deck Two and agrees that  should  that occur,  it  shall  not  be entitled to any additional  spaces  as compensation for such lost spaces either within the FCRC  Parking

Garage  or elsewhere as surface parking within the FCRC  Project,

including those areas North of Pacific Avenue.

     (C)  PARKING EXIT IMPACTS

     The parties acknowledge that Showboat has indicated a desire to  have  the vehicles using the parking areas described  in  sub paragraphs  9  (A) and (B.) exit through FCRC's  Parking  Garage.

Showboat acknowledges and agrees that if it ultimately determines to  have  its vehicles exit in such fashion, certain impacts  and costs associated therewith may arise. Those kinds of impacts  may include, but are not limited to, such things as the need  for  an additional cashier booth, the need for an additional exit lane or other currently unknown or unidentified impacts which may require changes  to, additions to or deletions from the current  intended design,  construction or cost of the FCRC Parking Garage or  FCRC

Project  in order to accommodate the desire of Showboat  to  exit through  the  FCRC Parking Garage. FCRC acknowledges  and  agrees that it will promptly evaluate any such impacts which result from

Showboat's desire to exit through the FCRC Parking Garage and any additional  design changes, construction changes,  facilities  or costs  that  may  be  needed to address those  impacts.  Showboat agrees that if it decides to proceed with having the

                               17

vehicles  using its parking spaces exit through the FCRC  Parking

Garage,   that it will negotiate an agreement with FCRC  to  bear

all  reasonable  costs  arising from any  changes,  additions  or deletions to the FCRC Project design or construction which may be required  to  accommodate  Showboat's decision.  If  Showboat  is unwilling  to bear the cost of such impact costs or if ACHA  does not  approve  the  use by Showboat of the FCRC exit(s),  Showboat shall  redirect  the exiting of the vehicles parking  within  the

FCRC  Parking  Garage through Showboat's existing  garage.   Both

FCRC  and Showboat acknowledge and agree that the issue regarding where  Showboat's parking will exit must be resolved as  soon  as possible.  Accordingly,  both  parties  agree  to  cooperate  and resolve  this  issue  during the schematic design  phase  of  the drawing  development for the FCRC Parking Garage. In  any  event,

Showboat  herein agrees that it will make a final  decision  with regard  to  the  location of the exit for the cars using  parking within the FCRC Parking Garage and communicate that decision,  in writing,  to FCRC and ACHA no later than July 31, 1994,  provided that  FCRC notifies Showboat in writing fourteen (14) days  prior thereto  of  the  estimated costs of such impacts which  Showboat will  be  responsible to pay. Both FCRC and Showboat  acknowledge and  agree  that any use by Showboat of the FCRC exits  shall  be subject to the review and approval of ACHA.

     (D)  CONNECTING BRIDGES

     The parties acknowledge and agree that in order for Showboat to utilize the Showboat Deck One Parking and/or the Showboat Deck

Two Parking, it will be necessary to

                               18

construct  bridge(s) for  vehicular and pedestrian use connecting its  existing parking facility with the FCRC Parking Garage.  The parties  further acknowledge and agree that the location of  such connecting  bridges  must be designed in  coordination  with  the design  of  the  FCRC  Parking Garage and  the  FCRC  Project  in

consultation with FCRC's garage consultant and Project designers.

Showboat and FCRC agree to cooperate during the schematic  design phase of the FCRC Parking Garage and the FCRC Project in order to identify  the locations and elevations of such bridges.  However,

Showboat acknowledges and agrees that FCRC shall have the  right,

subject  to  the  approval of ACHA, to ultimately  determine  the location  and  elevations of any bridges connecting the  existing

Showboat parking facility with the FCRC Parking Garage. It  shall be  the sole responsibility of Showboat to design, construct  and bear  the  cost  of any bridges connecting the existing  Showboat

Parking  Garage and the FCRC Parking Garage or the FCRC  Project.

Such  responsibility shall include, but not be  limited  to,  the

design   and   construction  of  any  supporting  or   foundation

structures  on  Showboat's property as  well  as  the  connecting bridges  themselves. Showboat shall coordinate its design efforts with FCRC and its garage consultants and designers such that  the

Showboat  connecting bridges accommodate the FCRC Parking  Garage design  in an acceptable manner and in sufficient time  to  allow

FCRC to design and construct its Project without any delay caused by such coordinated efforts.

                               19

     (E)  ALTERNATE GARAGE SITE

     Showboat  acknowledges  and agrees  that,  pursuant  to  the agreements  reached  herein with respect to  the  parking  to  be provided  to Showboat within the FCRC Parking Garage,  it  hereby waives and has no further rights to any alternative site North of

Pacific  Avenue  within  Parcels 11  and  15  as  may  have  been identified  in  the Showboat Development Agreement.  The  parties acknowledge  and  agree to the extent that the  above  referenced agreement  requires amendments to clarify this issue,  they  will enter into such amendments.

     (F)  COST ALLOCATION

     FCRC  and Showboat have held discussions with regard to  the costs  associated  with the Showboat Deck  One  Parking  and  the

Showboat Deck Two Parking to be provided to Showboat pursuant  to this Agreement. Pursuant to those discussions, Showboat agrees to

reimburse  FCRC  for  the  cost  of  the  garage  spaces  to   be

constructed  by FCRC for Showboat within the FCRC Parking  Garage pursuant  to  the  other sections of this Agreement.  Such  costs shall  be determined pursuant to a formula herein agreed upon  by

Showboat  and FCRC which shall take into account all  aspects  of the design and construction of the Showboat Deck One Parking and,

if  applicable,  the Showboat Deck Two Parking  as  well  as  any facilities  needed to be constructed in order to accommodate  the

Showboat  Deck One Parking and/or the Showboat Deck  Two  Parking

including any connecting bridges, ramps and upgrading foundations and structures applicable. The parties acknowledge and

                               20

agree  that  there  shall  be  no profit  made  by  FCRC  on  the

construction   and ongoing maintenance of the Showboat  Deck  One

and Deck Two Parking and associated facilities but that it is the intention  of the parties that Showboat pay its percentage  share of  the construction costs and/or maintenance of such parking and

facilities   (pursuant  to  the  formula)  which  shall   include

reasonable overhead to FCRC for construction or maintenance  work which  it undertakes. The cost allocation formula which shall  be used  to determine the cost of the Showboat parking is set  forth in  detail  on  Exhibit E. To the extent that there  may  be  any dispute between FCRC and Showboat with respect to the application of  the  cost allocation formula as set forth on Exhibit  E,  the dispute  resolution provisions of paragraph 13 shall be  used  to exclusively determine with finality the cost of such parking.

     (G)  OWNERSHIP, USE AND MAINTENANCE

     Prior   to  the  completion  of  the  FCRC  Parking   Garage

containing within it the Showboat Deck One and Showboat Deck  Two

Parking,   along  with  associated  ramps,  bridges   and   other

facilities,  FCRC  and  Showboat agree they  will  enter  into  a subsequent  agreement  which  will identify  Showboat's  form  of ownership  and/or use of the Showboat Deck One or  Showboat  Deck

Two Parking and the associated rights, responsibilities and costs with  respect  to  the maintenance of said parking.  The  parties agree  that, to the extent permitted by law and subject to FCRC's financing requirements, such ownership shall be in the form of  a condominium  wherein  Showboat will own its  parking  spaces  and associated facilities and have full

                               21

responsibility  therefor.   Such agreement  shall  set  forth  in

detail  the rights and responsibilities of both FCRC and Showboat with  respect to all areas of the FCRC Parking Garage  which  are being  provided to Showboat pursuant to this Agreement,  for  its parking  uses. The parties agree that such an agreement shall  be negotiated and executed as soon as possible but, in any event, no later than November 30, 1994.

     (H)  TAXES

        (i)    Showboat shall be responsible for its share of the

real  estate  property taxes assessed against  the  FCRC  Project including land and improvements, containing the Deck One  Parking and, if applicable, Deck Two Parking, including associated ramps,

bridge  connections and appurtenances related thereto  ("Showboat

Parking")   pursuant  to  this  subsection   (H).   The   parties

acknowledge  that  the Showboat Parking will be  contained  in  a portion  of  a  multi-level parking structure  and  such  parking structure  will be a part of the FCRC Project. The  parties  also recognize  that  it is the intent of Showboat and  FCRC,  to  the

extent   permitted  by  law  and  subject  to  FCRC's   financing

requirements, to create a condominium ownership for the  Showboat

Parking   (the   Showboat  Condominium").   Showboat   shall   be

responsible  for the taxes assessed to the Showboat  Condominium.

The parties further recognize that small portions of the Showboat

Parking may not be part of the Showboat Condominium because  such portions  may be shared with the structured parking component  of the FCRC Project; for example, the

                               22

exit  from  the  Showboat Condominium may  be  through  the  FCRC structured  parking  facility. To the extent  that  the  Showboat

Parking  not  otherwise contained within the Showboat Condominium creates  an  increase in the tax liability for the FCRC  Project,

Showboat shall also be responsible for the resulting increase  in the  tax liability. It is the intent of this subsection (H)  that the taxes associated with the FCRC Project including land portion and  improvement portion of the taxes imposed, shall be the  sole responsibility  of  FCRC  except that  Showboat  shall  pay  that portion  of the taxes imposed upon: (1) the Showboat Condominium;

and  (2)  any  increase in the FCRC Project taxes, including  any taxes  on the underlying land, resulting from components  of  the

Showboat  Parking,  if  any, not contained  within  the  Showboat

Condominium. To the extent there is a dispute as to  an  increase in  tax  liability created by the Showboat Parking, such  dispute

shall  be  resolved  in  accordance  with  section  13  of   this

Agreement.

        (ii)   FCRC  expressly acknowledges that  Showboat  shall

not  be  responsible for any taxes imposed as the result  of  the loss  of  any benefit to FCRC or the FCRC Project, including  tax exemptions or abatements, as a result of the Showboat Parking  or

Showboat Condominium. For purposes of calculating taxes  owed  to

FCRC  for tax consequences created from the existence of Showboat

Parking, the loss of any tax benefit shall be ignored.

        (iii) FCRC and Showboat hereby acknowledge that the  ACHA

shall  have no liability for taxes imposed upon the FCRC  Project or the Showboat Condominium. FCRC and

                               23

Showboat  further agree that they shall indemnify and  hold  ACHA harmless  from  any  claims  by  any  taxing  authority  for  any liability  for taxes relating to the FCRC Project, including  the land  and  improvements, and/or the Showboat Parking or  Showboat

Condominium.

10.  ENTRANCE DRIVE ISSUES

     The  parties  acknowledge and agree that  the  FCRC  Project contemplates a combined fire and service access drive located  on the  Westerly  portion of the FCRC Project and, more specifically identified  on the proposed site plan attached hereto as  Exhibit

F.  This  driveway  shall  be  hereinafter  referred  to  as  the

"Combined Service Drive." The parties also acknowledge and  agree that the Combined Service Drive is being provided for purposes of providing access to the FCRC Project for the delivery of  various items  needed  to service that facility. Likewise,  the  Combined

Service  Drive  will  be  used  by Showboat  to  accommodate  the delivery  needs of a portion of its facility located adjacent  to the Service Drive and to provide fire access and emergency egress for  the Showboat Phase I Tower. More specifically, this facility includes,  but  is  not  limited to,  the  Phase  I  Hotel  Tower currently  under  construction, and  may,  in  the  future,  also include  a Phase II Hotel Tower constructed pursuant to paragraph

11.  The parties acknowledge and agree that construction of  this

Combined  Service Drive to be utilized by both FCRC and  Showboat shall require the revision of certain rights and facilities which may have been previously

                               24

agreed  to pursuant to the Tripartite  MOU, the FCRC MOU and  the

Showboat  Development  Agreement.  Therefore,  pursuant  to   the

resolution  of  issues in this Agreement, the  parties  agree  as follows:

     (A)  TRANSFER OF LAND

     The  parties acknowledge and agree that it will be necessary to  transfer certain parcels currently owned or under the control of  Showboat  in  order  to accomplish the  construction  of  the

Combined Service Drive. These specific parcels are referred to in paragraph  3  (A)  as  the  Unoccupied Portion  of  Tract  1,  in

paragraph 3 (B) as the 80' easement, in paragraph 4 as  Tract  2,

and in paragraph 3 (A) as the Triangular Portion of Tract 1 which includes  within it a portion of the Combined Service Drive.  All of  these  parcels  are more specifically identified  on  a  Plan

attached  hereto  as  Exhibits  A,  B.  C  and  F.  The   parties

acknowledge and agree that the transfer of these parcels shall be accomplished such that they are transferred by Showboat to  ACHA.

There shall be no monetary consideration for the reconveyance  of such parcels to ACHA. Subsequent thereto, the parties acknowledge and  agree that the rights to the parcels identified herein shall be conveyed from ACHA to FCRC; the form, nature and terms of such conveyance  which  shall be identified in  the  FCRC  Development

Agreement. These conveyances shall be consistent with  the  terms of  this  Agreement.  The conveyance of these  parcels  shall  be conveyed  by  Showboat to ACHA upon (7) days written notice  from

ACHA provided that the conveyance date shall not

                               25

precede FCRC Commencing Development , as that term is defined  in the  Showboat  Development Agreement,  in  order  to  permit  the orderly  conveyance of such parcels by ACHA to FCRC for  purposes of  the development and the construction of the FCRC Project.  To the  extent  that  the reconveyance of Tract  2,  the  Unoccupied

Portions of Tract 1, the 80' easement and the Triangular  Portion of  Tract  1  require a subdivision in order to  effectuate  such transfer,  the  parties  agree that they will  work  together  to

facilitate  the  granting  of  such  subdivision  either  as   an

independent  subdivision application or  through  the  site  plan application process undertaken by FCRC for the development of the

FCRC  Project. Such subdivision shall be at FCRC's sole cost.  In accordance with the agreed upon transfer of these parcels and the subdivision  obtained  in conjunction therewith,  Showboat  shall execute  such  documents  including deeds  and  other  associated documents which may be necessary to effectuate such transfer.

     (B)  USE

     The  Combined Service Drive shall be constructed by FCRC and shall  be owned and used by FCRC for purposes of providing access for  deliveries  and  other  service  requirements  to  the  FCRC

Project.  As stated above, Showboat shall also have  use  of  the

Combined  Service  Drive  for purposes  of  providing  entry  for delivery  and service to a portion of its facility. In accordance with  such agreement, FCRC shall give to Showboat a non-exclusive easement  to  use  such  Combined Service  Drive  for  Showboat's purposes. Such easement, although non-exclusive, shall permit the

Combined Service Drive to

                               26

be  used by both FCRC and Showboat  and shall have no other  uses other  than  those required by law or by any governmental  entity for  purposes such as fire or emergency access or the maintenance and  repair  of utilities or other public improvements  including beach  and boardwalk maintenance. Such easement shall be conveyed to  Showboat  by  FCRC  upon completion of  construction  of  the

Combined Service Drive or at such earlier time that may be agreed upon  by  and  between FCRC and Showboat. Showboat shall  not  be obligated to vacate the 80' easement until FCRC provides, at  its

sole   expense,  a  suitable  interim  access  to   Showboat   to

accommodate  its delivery, fire and emergency access needs  until the Combined Service Drive is available for use. In the event  of a dispute as to what constitutes suitable interim delivery access

(excluding  fire and emergency access), FCRC and  Showboat  agree that  that dispute shall be submitted to ACHA for final,  binding resolution. FCRC agrees that it shall make a good faith effort to limit deliveries for the retail portion of the FCRC Project using the  Combined  Service  Drive to normal  weekday  business  hours

(Monday  through  Friday,  7:00 a.m. to  5:30  p.m.)  except  for emergency or extraordinary circumstances. Such efforts  shall  be undertaken  by  FCRC by enforcement of its rules and  regulations for  the tenants in the retail portion of the FCRC Project  which shall limit times of delivery as set forth above.

                               27

     (C)  COST OF COMBINED SERVICE DRIVE

     It  shall  be  the  sole  responsibility  of  FCRC  to  own,

construct and bear the cost of the Combined Service Drive  as  is identified herein and more specifically on Exhibit F. Such  costs shall  include  any  taxes assessed and relocation  of  utilities required to accommodate FCRC's construction. In the event that  a regulatory  authority requires a design change  in  the  Combined

Service Drive for purposes of providing adequate fire access  and emergency egress for the Showboat Phase I Tower, FCRC shall  bear the  cost  for  such design changes. Except as set forth  in  the

preceding   sentence,  any  modification  of   the   design   and

construction  of  the Combined Service Drive at  the  request  of

Showboat which differs from that design shown on Exhibit F. shall be  at  the sole cost and expense of Showboat. Showboat shall  be responsible for its reasonable allocation, based on usage, of the costs  of repair and maintaining the Combined Service Drive,  but in  no  event shall such share exceed 50% of the total  costs  of such maintenance.

     (D)  LOADING DOCK

     The  parties acknowledge and agree, pursuant to the previous memoranda and agreements entered into by them, that Showboat  was permitted to have access to its loading dock located next to  its facility  in  the  vicinity of the Phase I Hotel Tower  currently

under   construction.  Pursuant  to  these  previous  agreements,

Showboat was to reconfigure such loading dock to accommodate  the concerns of both Showboat and FCRC in the development of the FCRC

                               28

Project  and the service entrances to be used therewith. Pursuant to this Agreement, the parties acknowledge that the proposed FCRC

Project  will be constructed such that Showboat will have  access to  its loading dock through the Combined Service Drive. However,

to the extent that Showboat requires that its current or proposed loading  dock be relocated as a result of the design of the  FCRC

Project,  it is the sole obligation of Showboat to undertake  any

such   redesign,  reconstruction  and  cost  of   relocating   or

reconfiguring its loading dock. FCRC shall have no responsibility to  contribute to the cost of any such reconfiguration but agrees to  work  in  concert with Showboat in order to  accommodate  any reconfiguration which may be necessary during the construction of the FCRC Project.

     (E)  CONFIGURATION AND CONSTRUCTION OF
          THE COMBINED SERVICE DRIVE

     The  parties acknowledge and agree that the Combined Service

Drive  shall  be located such that it is immediately adjacent  to

(east  of)  the current entrance driveway to the Showboat  Casino

Hotel and Parking Garage. FCRC acknowledges and agrees that since this  is  Showboat's  primary entrance  for  the  public,  it  is concerned that the configuration and construction of the Combined

Service  Drive  be  accomplished in such a  way  as  to  minimize impacts  upon Showboat's primary entrance. Accordingly, FCRC  and

Showboat  agree  that  they will cooperate with  each  other  and coordinate  their  design  efforts for the  intersection  of  the proposed Combined Service Drive with Pacific Avenue, in order  to develop screening and entry features that are compatible with the

                               29

designs  and operational needs of each party's facility. Showboat agrees  that  any screening feature which it constructs  will  be limited  in  height  to the height of the FCRC  Project  building height  in front of which it is constructed. Showboat shall  bear the  sole  cost  and  expense of any  screening  erected  on  its property.  To the extent that Showboat and FCRC cannot  agree  to any  particular item involved in the development of  the  designs for  the  Combined  Service  Drive or  the  screening  and  entry features  contained  within that area,  such  disputes  shall  be conclusively  determined by the dispute resolution procedure  set forth in paragraph 13 to this Agreement.

11.  PHASE II HOTEL TOWER

     (A)   The  parties  acknowledge and  agree  that  the  prior

memoranda  and  agreements discuss and  give  certain  rights  to

Showboat with respect to the construction of a second hotel tower adjacent  to  the  tower  currently under construction  (Phase  I

Tower). This second tower shall be hereinafter referred to as the

"Phase  II  Tower". Pursuant to agreements reached herein,  FCRC,

Showboat and ACHA agree that the Phase II Tower location will  be north  of  the  existing Showboat Phase I Tower addition  on  air rights  above  the  FCRC  Project, on  the  currently  unoccupied portions  of  Tract 1. Showboat may, at its option,  specifically reserve  the air rights to accommodate the building of the  Phase

II  Tower  in  its conveyance of the portions of Tract  1  to  be reconveyed  to ACHA pursuant to this Agreement. Such  reservation shall automatically extinguish should Showboat not exercise its

                               30

option  to  build  the Phase II Tower by the date  set  forth  in subparagraph 11 (D). The precise location of the Phase  II  Tower is  more  specifically described on Exhibit G  attached  to  this

Agreement.  Showboat  and  FCRC agree  to  cooperate  to  develop additional  specifics concerning the location  of  the  Phase  II

Tower. Such specific items shall include, but not be limited  to,

the  foundations required for and the other facilities needed for the  eventual  construction of the Phase II Tower.  Showboat  and

FCRC  acknowledge and agree that the design issues regarding  the

Phase  II  Tower  are  critical for the overall  development  and construction of the FCRC Project. Accordingly, FCRC and  Showboat

agree  to  work in consultation with one another in an effort  to identify  and  agree upon those matters which  shall  affect  the location, construction and interface between the Phase  II  Tower and  the  FCRC  Project. To that end, based upon the  discussions between Showboat and FCRC FCRC shall provide to Showboat no later than  August  1,  1994  written  design,  construction  and  cost information  sufficient to allow Showboat to make  a  review  and determine whether or not it wishes to proceed with the  Phase  II

Tower. After receiving such information, Showboat shall, no later than September 15, 1994, make a decision as to whether or not  it wishes  to proceed with the development and construction  of  the

Phase II Tower and communicate that decision, in writing, to FCRC and  ACHA  by  that date. It is acknowledged by the parties  that such  communication  will  enable FCRC to  make  the  appropriate accommodations  within  the FCRC Project  to  permit  the  future development

                               31

of  the Phase II Tower by Showboat. Should Showboat determine not to  proceed with the Phase II Tower and communicate such decision to  FCRC  and  ACHA or, should Showboat fail to  communicate,  in writing, any decision with regard to this issue by September  15,

1994,  Showboat's  rights under this Agreement  or  the  Showboat

Development  Agreement to a location for a Phase II  Tower  shall terminate  and  Showboat shall not have the right  to  build  the

Phase II Tower.

     (B)   Should  Showboat exercise its option to construct  the

Phase  II Tower, Showboat acknowledges and agrees that additional or modified foundation structures will be required to be designed and  constructed within the FCRC Project in order to  accommodate the  eventual  erection  of  the  Phase  II  Tower.  Accordingly,

Showboat  agrees to pay to FCRC the additional costs attributable to  the  construction  within the FCRC Project  for  purposes  of accommodating the construction of the Phase II Tower by Showboat.

Showboat shall pay the actual design, construction trade and soft costs  of  these modifications or additions to FCRC at  the  time that  FCRC commences construction of the foundations on the  FCRC

Project that relates to the foundation structures being installed to  accommodate  the  future Phase II Tower. Should  any  dispute arise  regarding the costs to be included, the timing of  payment or  any  other  issue with respect to such payment,  the  dispute

resolution   provisions  of  paragraph  13  shall  be   used   to

conclusively determine any disputes between Showboat and FCRC.

                               32

     (C)   (i)  In the event Showboat reserves air rights for the

Phase  II  Tower, Showboat shall be responsible for its share  of the  real estate property taxes assessed against the FCRC Project that  may  result from the existence of such air rights.  In  the event Showboat constructs the Phase II Tower, Showboat shall also be  responsible  for its share of the real estate property  taxes assessed  against the FCRC Project resulting from  the  Phase  II

Tower,  including any taxes assessed or imputed to the underlying land.  Upon  the  expiration of Showboat's right to  develop  the

Phase II Tower, Showboat shall have no further obligation for any taxes that may result from the reservation of air rights for  the

Phase  II Tower. To the extent there is a dispute as to  the  tax liability  created  by  the reservation  of  air  rights  or  the termination of such liability or the tax liability resulting from the  Phase II Tower, such dispute shall be resolved in accordance with section 13 of this Agreement.

        (ii)   FCRC  expressly acknowledges that  Showboat  shall

not  be responsible for any taxes imposed as a result of the loss of  any  tax  benefit to FCRC or the FCRC Project, including  tax exemption  or  abatements, as a result of the  existence  of  the

Phase  II  Tower, the air rights for the Phase II  Tower  or  the foundations  for the Phase II Tower. For purposes of  calculating taxes  owed  to  FCRC  for  tax  consequences  created  from  the existence of the Phase II Tower, the air rights for the Phase  II

Tower or the foundations for the Phase II Tower, the loss of  any tax benefit shall be ignored.

                               33

        (iii)  FCRC  and  Showboat hereby acknowledge  that  ACHA

shall  have no liability for taxes imposed upon the FCRC  Project or  to Showboat for the Phase II Tower. FCRC and Showboat further agree  that they shall indemnify and hold ACHA harmless from  any claims  by  any  taxing  authority for any  liability  for  taxes relating to the FCRC Project (including land and improvements) or the Showboat Phase II Tower (including land and improvements).

     (D)   If  Showboat elects to build the Phase  II  Tower  and

complies  with  the  notice requirements  as  set  forth  in  sub paragraph  11 (C), the construction of such Phase II Tower  shall not  be permitted any earlier than the time that the FCRC Project is substantially completed and utilized for its intended purpose.

Showboat  acknowledges  and  agrees  that  the  purpose  of  this provision is to provide sufficient time for FCRC to construct and complete  whatever portions of the FCRC Project are needed  prior to  the  construction  of  the Phase II Tower.  In  addition,  if

Showboat  elects to proceed with the Phase II Tower as set  forth above, its right to Commence Construction of such Phase II  Tower shall extend only until December 31, 1998, after which date,  any rights which Showboat may have had to build the Phase II Tower on the  location agreed upon herein shall cease. In the  event  that construction  of the Phase II Tower is commenced by Showboat,  it shall  be completed no later than December 31, 2000. For purposes of  this  Agreement, Commence Construction of the Phase II  Tower

shall be defined as the point at which Showboat has, with respect to the Phase II Tower: (i) secured the permits and

                               34

approvals  necessary  to commence the work  described  in  clause

(iii),  below;  (ii) awarded a contract to a general  contractor;

and  (iii) begun excavation and forming for foundations, or begun driving of pilings in areas designated as "B." and "C" on Exhibit

F.  Construction,  once  commenced, shall be  diligently  pursued until completion.

12.  VACATION OF RECONVEYED TRACTS BY SHOWBOAT

     (A)   In  recognition of the agreements reached herein  with

regard  to the use of the various portions of the UURT  by  FCRC,

Showboat acknowledges that it shall be required to vacate certain portions of the UURT which will be reconveyed to ACHA pursuant to the  terms of this Agreement as set forth in paragraphs l  and  3 through  8.  It  is  acknowledged by  all  parties  that  certain portions of those Tracts to be reconveyed are currently in use by

Showboat for construction staging of the Phase I Tower. Such uses are  consistent  with the provisions of the Showboat  Development

Agreement  and the Tripartite MOU. Consistent with the provisions and  acknowledgements  herein,  FCRC  and/or  ACHA  shall  notify

Showboat, in writing, at least ninety (90) days in advance of the date by which Showboat is required to vacate the portions of  the

UURT  which  are  to  be  reconveyed to  ACHA  pursuant  to  this

Agreement. At the expiration of the notification time period  set forth  above,  Showboat shall reconvey the Tracts  identified  in

this  Agreement  for  reconveyance  to  ACHA.  At  the  time   of

reconveyance  by  Showboat, the parcels so  reconveyed  shall  be cleared  by  Showboat  of all improvements or  personal  property prior  thereto. Showboat agrees that it shall not have any  claim against  FCRC  or  ACHA  for  the  loss  of  value  of  any  such improvements or

                               35

personal  property remaining on the property after the  date  for reconveyance. FCRC agrees to accept from ACHA the parcels in  the same condition as ACHA received them from Showboat.

     12.    (B.)   (i)   The  parties  agree  that,  subject   to

negotiating  a  lease, development agreement or  other  agreement with regard to the fee or rent and other terms acceptable to  all parties,  Showboat  shall be permitted to utilize  Block  15  for

interim  surface  patron  and  employee  parking.  In  order   to

effectuate  the use of Block 15 for this purpose, Showboat  shall be  permitted  to  apply  for all necessary  approvals  for  such interim  parking to the appropriate governmental  entities.  Such applications  shall  be  at  Showboat's  own  risk  and  expense.

Showboat  further agrees that such application shall be  prepared in  cooperation  with FCRC and shall be coordinated  with  FCRC's application process for the FCRC Project in order to insure  that the approval process for and the construction of the FCRC Project shall  not  be adversely affected. FCRC shall have the  right  to review  and  approve  all  applications and  plans  submitted  by

Showboat for the approval of the interim parking.

        (ii)   In  the event that Showboat constructs  a  surface

parking  lot on Block 15 for its interim use, such lot  shall  be constructed  to FCRC's design and specifications in  coordination with the FCRC Project. FCRC shall provide to Showboat a site plan design by

                               36

August   15,   1994,  which  shall  set  forth  the  design   and

specifications  of the surface parking lot to be  constructed  on

Block  15.  Such site plan and any other documents which  may  be required by ACHA shall also be submitted by Showboat to  ACHA  on or  before  September 1, 1994 for review and conceptual approval.

Showboat   shall  not  submit  an  application   to   any   other

governmental  entity  for approval prior to receiving  conceptual approval  of  ACHA. The agreement referred to in subparagraph  12

(B)(i)  above shall set forth, among other things, the terms  and amount  of reimbursement by FCRC to Showboat for the cost of  the design  and  construction  of  the  surface  parking  lot  to  be constructed on Block 15.

        (iii)  The right of Showboat to use Block 15 for  interim

parking shall terminate upon: (a) the availability for use of the

Showboat  Deck  One Parking within the FCRC Project  or  (b)  the passage  of five (5) years from the date of possession under  the lease  or  agreement by Showboat for all or any portion of  Block

15,  for  interim parking, whichever is earlier.  Showboat  shall vacate  Block 15 within thirty (30) days written notice  by  FCRC that the Showboat Deck One Parking is available for its use.

        (iv)   If Showboat is required to vacate Tract 3 by  ACHA

prior  to  the receipt of the Certificate of Completion (as  such term  is  defined in the Showboat Development Agreement) for  the

Phase I Tower, Showboat

                               37

shall  also  be  permitted, with approval by  ACHA  as  to  size,

location, design and timing, to utilize a portion of Block 15 for construction  staging,  subject to  the  terms  of  the  Use  and

Occupancy Agreement between Showboat and ACHA dated July 7, 1993.

Such  use of Block 15 by Showboat shall terminate at the  earlier of sixty (60) days after receipt of the Certificate of Completion for the Phase I Tower or August 31, 1995. Showboat shall bear all costs  associated  with  the  use of Block  15  for  construction staging  and shall remove all personal property and debris  prior to its vacation thereof.

13.  DISPUTE RESOLUTION

     FCRC and Showboat acknowledge that this Agreement calls  for their  cooperation  with regard to various  issues.  Accordingly,

should  such cooperation with respect to any one issue not result in  an  agreement between FCRC and Showboat as to how to  resolve that  issue,  FCRC  and  Showboat  are  herein  providing  for  a methodology to resolve any disputes which cannot be determined by their  cooperation.  Except  as otherwise  provided  herein,  any dispute  which cannot be resolved by FCRC and Showboat  shall  be conclusively determined by a third-party expert in the particular discipline involved. Such third-party expert shall be agreed upon by  and  between Showboat and FCRC. Should Showboat and  FCRC  be unable to choose a third-party expert which is acceptable to both of them, ACHA shall have the authority to pick such expert from a list  of  up to three such experts provided to ACHA by both  FCRC and Showboat. Upon notification to the expert that

                               38

he  (she)  has  been chosen as a third-party  expert  to  make  a determination  under this Agreement, and upon acceptance by  that expert  of  that  responsibility, the following  procedure  shall apply:

          (1)   Upon presentation of the issue in dispute to  the

third-party expert to make a determination, the expert  shall  be designated as a arbitrator of the outstanding issues between FCRC and Showboat.

          (2)   Within  seven  (7) days of notification  to  said

arbitrator that he (she) shall be called upon to decide any issue in  dispute,  FCRC and Showboat shall present to said  arbitrator

and   to  each  other  their  respective  positions  in  writing,

including  an  explanation  of  how  each  party's  position  was

calculated   and  any  written  documentation  to  support   such

position.

          (3)  Within seven (7) days of receiving the information

set forth in paragraph 2, the arbitrator shall meet with FCRC and

Showboat to discuss the issues, at which time, the arbitrator may request any additional information which he (she) feels is needed to  render  a decision. Such meeting shall be informal and  shall not be conducted as an adversarial proceeding nor shall the Rules of  Evidence under the laws of the State of New Jersey apply.  At this  meeting, FCRC and Showboat may also present any  additional information which they feel is relevant.

          (4)  Within seven (7) days of conducting the meeting as

set  forth in paragraph 3, the arbitrator shall render his  (her)

decision  in writing to both FCRC and Showboat, with  a  copy  to

ACHA. Said decision shall be

                               39

binding  and unappealable as to both FCRC and Showboat and  shall

be   considered   a   final  decision  reached  through   binding

arbitration under the laws of the State of New Jersey.

          (5)   When appropriate, Showboat and FCRC may agree  to

an  alternative  form of dispute resolution if  such  alternative form  is  identified in writing and agreed to by  both  FCRC  and

Showboat.

          (6)  FCRC and Showboat shall share equally the costs of

conducting  any  dispute resolution procedure  pursuant  to  this paragraph.

14.  ASSIGNMENT

     (A)  ASSIGNMENT BY FCRC AND SHOWBOAT

     Showboat  and FCRC acknowledge and agree that each  has  the right  to assign this Agreement, in whole or in part, subject  to the prior written approval of ACHA.

     (B)  ASSIGNMENT BY ACHA

     Subject  to  the provisions of the following sentence,  ACHA may  assign this Agreement, or any interest therein, without  the prior  written consent of FCRC and Showboat. Notwithstanding  the

foregoing,  ACHA  may  not  assign,  delegate,  sub-contract   or

otherwise  dispose of any of its "ACHA Functions' (as hereinafter defined) unless such disposition is to a governmental entity  and any  attempt to do so in violation of the foregoing shall be null and  void.  For purposes of this section 14 (B), the  term  "ACHA

Functions"  shall mean any rights, remedies, responsibilities  or obligations under this Agreement with

                               40

respect  to: (i) resolution of disputes or disagreements  between

Showboat and FCRC as provided for in this Agreement; (ii)  review and  approval of Showboat and FCRC's plans, designs, finishes and

materials   for   any  improvements;  (iii)   the   issuance   of

Certificate(s)   of   Completion  for  any   improvements;   (iv)

determination of when or whether FCRC has Commenced  Development;

and  (v)  enforcement of the Urban Renewal Plan as it relates  to the parcels or tracts, or any part thereof, or of the affirmative action  requirements  of the Urban Renewal Plan.  Notwithstanding

the   foregoing,   ACHA  reserves  the  right  to   delegate   or

sub-contract,  to  one or more parties acting on  ACHA's  behalf,

anything  other than the ultimate responsibility for and decision making with respect to the ACHA Functions.

     (C)  BINDING EFFECT

     This  Agreement  shall  be binding upon  and  inure  to  the benefit  of  ACHA, FCRC and Showboat and their respective  heirs,

executors,  administrators, successors and assigns.  However,  in the  event that after FCRC Commences Development, ACHA terminates the  FCRC Development Agreement, ACHA or its successor or assigns shall have the right but not the obligation to complete the  FCRC

Project and/or fulfill any of FCRC's obligations pursuant to this

Agreement.

15.  MISCELLANEOUS

     (A)   Showboat herein acknowledges and agrees  that  it  has

reviewed  the proposed FCRC Project, as described on  Exhibit  H.

and is basically familiar with the nature

                               41

of  that  Project  to  be constructed by FCRC.  Based  upon  that understanding, Showboat acknowledges and agrees that said Project constitutes an entertainment complex as set forth in the Showboat

Development Agreement.

     (B)  It is also acknowledged and agreed that there may be  a desire  by FCRC and Showboat to construct a connecting pedestrian bridge  between  the  proposed  FCRC  Project  and  the  existing

Showboat Casino Hotel facility to permit patrons to move  between those  facilities.  The  location  of  any  pedestrian  bridge(s)

connecting  the  two facilities (other than for parking  purposes pursuant  to paragraph 9) shall be mutually agreed upon  by  FCRC and  Showboat  subject  to approval by ACHA.  The  cost  of  such pedestrian  bridge(s), if constructed, shall be borne equally  by

FCRC and Showboat.

     (C)  To the extent that any utilities or other facilities or improvements  may  need  to  be relocated  as  a  result  of  the reconveyance of the Tracts and the 80' easement identified herein by  Showboat  to ACHA and the subsequent conveyance  by  ACHA  to

FCRC,  and in order to accommodate the FCRC Project, the  expense for such relocation shall be the sole and exclusive obligation of

FCRC.  However, this responsibility shall not include any utility or  facility relocation required to be undertaken as a result  of any  decision  by Showboat, pursuant to paragraph 11  hereof,  to construct  the Phase II Tower. Showboat shall have the  right  to review  and  approve the design, the method  and  timing  of  the relocation of any

                               42

utilities that are tied into the Showboat facilities in order  to insure  that  such  relocation will  not  unreasonably  interrupt utility service to the Showboat Casino Hotel.

     (D)  Nothing in this Agreement shall alter the right of ACHA to  approve  the  design, construction plans  and  other  various aspects  of  the development conducted within the  UURT  as  more

specifically   set  out  in  the  previously  executed   Showboat

Development Agreement, this Agreement and the Urban Renewal  Plan or any amendments thereto.

     (E)   Any  submissions of plans or applications to  ACHA  by

FCRC  with  respect to any exterior design or planning issues  on the  FCRC Project shall also be provided to Showboat at the  time of such submissions.

     (F)  Any notices which are required to be given with respect to  any  portion of this Agreement shall be given  by  the  party giving such notice to both other parties to this Agreement.

     (G)  This Agreement shall be governed by and construed under the laws of the State of New Jersey.

     (H)   This  Agreement  constitutes the entire  understanding

among  the parties and may only be amended by a writing  executed by  all  the parties. The parties affirm that there are no  other agreements  between  or among them, with respect  to  the  issues addressed  herein, other than the Showboat Development  Agreement and any amendments thereto.

                               43

     (I)   This  Agreement  may be executed  in  counterparts  at

different  locations  or  by signature  of  any  of  the  parties transmitted by an electronic means such as telecopier (fax),  and execution by such means shall bind the parties in the same manner as if executed in person on the date of this Agreement.

ATTEST:                          ATLANTIC CITY SHOWBOAT, INC.




/S/ THOMAS C. BONNER             BY: /S/ Mark J. Miller
Asst. Secretary                  MARK J. MILLER, Executive
                                 Vice President and Chief
                                 Operating Officer





STATE OF NEW JERSEY :
                    : SS
COUNTY OF ATLANTIC  :

     BE IT REMEMBERED, that on this 26th day of May, 1994, before me, the subscriber, personally appeared Mark J. Miller, Executive
Vice  President, who I am satisfied is the person who signed  the within  instrument  as Vice President and COO  of  Atlantic  City
Showboat,   Inc.,   the  corporation  named   therein,   and   he
acknowledged that he signed, sealed with the corporate  seal  and delivered the same as such officer aforesaid, and that the within instrument  is  the  voluntary act and deed of such  corporation, made by virtue of a Resolution of its Board of Directors.


                              /S/ Luther G. Anderson
                              Luther G. Anderson
                              Attorney at Law
                              State of New Jersey

                              44

               TRI-PARTY AGREEMENT SIGNATURE PAGE


ATTEST:                        HOUSING AUTHORITY
                               AND URBAN DEVELOPMENT AGENCY OF
                               THE CITY OF ATLANTIC CITY




/S/                            BY: /S/ John P. Whittington
Secretary                      JOHN P.WHITTINGTON, CHAIRMAN


STATE OF NEW JERSEY :
                    : SS
COUNTY OF           :

     BE IT REMEMBERED, that on this 26th day of May, 1994, before me, the subscriber, personally appeared John P. Whittington who I am  satisfied  is the person who signed the within instrument  as
Chairman   of   ATLANTIC  CITY  HOUSING   AUTHORITY   AND   URBAN
REDEVELOPMENT   AGENCY,  the  Agency  named   therein,   and   he
acknowledged  that he signed, sealed with the Agency's  seal  and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such Agency, made  by virtue of a Resolution of its Members.


                              /S/
                              Notary Public

               TRI-PARTY AGREEMENT SIGNATURE PAGE


ATTEST:                        FOREST CITY RATNER
                               COMPANIES
                               By Ratner Group, Inc.,
                               GENERAL PARTNER




/S/ Bruce C. Ratner                BY: /S/ Bruce C. Ratner
Secretary                          BRUCE C. RATNER, President


STATE OF NEW YORK   :
                    : SS
COUNTY OF KINGS     :

     BE  IT  REMEMBERED,  that on this 25th  day  of  May,  1994, before  me, the subscriber, personally appeared Bruce C.  Ratner, who I am satisfied is the person who signed the within instrument as  President  of  Ratner  Group, Inc., a  corporation  which  is
general  partner  of  Forest  City  Ratner  Companies,   and   he
acknowledged  that he signed, sealed and delivered  the  same  as aforesaid officer and that the within instrument is the voluntary act  and deed of such corporation, made by virtue of a Resolution of its Board of Directors.


                              /S/ Kathleen A. McCarthy
                              Kathleen McCarthy
                              Notary Public



                  TRI-PARTY AGREEMENT EXHIBITS
                          MAY 26, 1994

                         PARKING DIAGRAM

                  "UNOCCUPIED PORTION" DIAGRAM

                DIAGRAM SHOWING TRACTS 1,2 AND 3

                   TRIANGULAR PORTION DIAGRAM

                           EXHIBIT "E"

            SHOWBOAT PARKING COST ALLOCATION FORMULA



     Pursuant  to paragraph 9(F) of the Tri-party Agreement,  the following  formula  shall  determine the  costs  to  be  paid  by

Showboat  to FCRC as reimbursement for the provision by  FCRC  to

Showboat of the Showboat Deck One and/or Deck Two Parking:

     (A)   All expenses directly attributable to the construction

of  a  garage  construction consisting of an  expoxied  protected

structural   steel   frame  with  a  metal  deck   supporting   a

pre-stressed,  high  strength concrete deck  for  parking,  which parking  spaces  are  herein referred to as  "Structured  Parking

Spaces",  including  the  design and construction  costs  of  the

Structured Parking Spaces within the FCRC Project (as  that  term is  defined  in  the Tri-party Agreement). Such  costs  shall  be identified by FCRC and totalled in order to determine  the  total cost  of  the Structured Parking Spaces within the FCRC  Project.

Structured Parking Spaces shall be defined herein to include  all parking spaces within the FCRC Project on Deck One and Deck  Two,

which  are  currently  anticipated to  total  approximately  2400

parking   spaces,  subject  to  final  design  and   construction

requirements.  Such  expenses shall include,  but  shall  not  be limited  to, expenses related to those items set forth  below  in

Section  C as Trade Costs and Soft Costs, but only to the  extent that  such  costs  are directly or indirectly attributed  to  the construction of the Structured Parking Spaces. In no  event  will such  expenses  include items not related to or  included  within those Structured Parking Spaces to be provided to and paid for by

Showboat (hereinafter the "Showboat Parking Spaces"), such as, by way  of  example only and not by way of limitation, the  cost  of passenger elevators or systems or structures that are included in the  FCRC  Project to exclusively serve or support components  of the FCRC Project other than the Showboat Parking Spaces.

     (B)  Upon identification of the total cost of the design and construction  of  the Structured Parking Spaces within  the  FCRC

Project, including the Showboat Deck One and, if applicable, Deck

Two parking spaces, such cost



                                1


number shall be multiplied by a fraction which shall have as  its numerator  the total number of parking spaces being  provided  to

Showboat  within the FCRC Project (the Showboat Parking  Spaces),

and  as  its  denominator the total number of Structured  Parking

Spaces  overall  within the FCRC Project.  The  product  of  that equation  shall be the cost of the Showboat Parking Spaces  which shall  be paid by Showboat to FCRC in accordance with the  method established  in subparagraph (D) of this allocation formula.  The parking cost allocation formula shall be



Total Number of
Showboat Parking Spaces
Within FCRC Project
                              Total Cost of           Cost of Showboat
_____________        X        Structured Parking  =   Parking Spaces To
                              Spaces Within FCRC      Be Paid By
                              Project                 Showboat to FCRC
Total Number of Structured
Parking spaces Within
FCRC Project on Decks
One and Two

     (C) Garage Cost Items; if applicable:



     TRADE COSTS - DESCRIPTION

     Excavation

     Concrete/Foundations

     Structural Steel Frame

     Facade Lintel-support system

     Precast Concrete Facade

     Masonry

     Miscellaneous Metals

     Metal Deck

     Structural Studs

     Post Tensioned

          Concrete Deck

     Parking Deck Striping

     Stair Shafts

          Drywall Partitions

          External Facade

          Ceilings

          Flooring

          Steel Stair/Railings

     Elevators and Shafts

          Drywall Partitions

          External Facade

          Ceilings

          Flooring

     Louvers & Vents

     Signage

     Parking Equipment & Fencing

     Plumbing & Drainage Systems

     Fire Protection

     HVAC & Ventilation

     Electrical & Fixtures

     Landscaping & Roof/Deck Top Treatment



     CONSTRUCTION SOFT COSTS

     General Conditions



                                2


     Sales Tax (if not in trade cost)

     Architectural & Engineering Services & Reimbursables

     Garage Consultant Fees & Reimbursables

     Applications & Permits

     Construction Management Fees

     Payment & Performance Bonds (if not in trade cost)

     Testing & Inspections

     Financing

     Legal Costs

     Site Management/Overhead Costs

     Insurance



     (D)   Payment by Showboat of the sums determined to be  owed

by  Showboat  to  FCRC pursuant to this cost  allocation  formula shall be paid as follows:

     (1)  At  least  twenty  (20) calendar days prior  to  FCRC's

          Commencement of Development (as that term is defined in

          the  Showboat Development Agreement) FCRC will  prepare

          and  deliver  to  Showboat and ACHA  its  then  current

          estimate  (hereinafter the "Interim Estimate")  of  the

          total  costs  of  design and the  construction  of  the

          Showboat Parking Spaces. Such Interim Estimate shall be

          considered  an  interim cost number  only,  subject  to

          later  revision as described in (5) below. Such Interim

          Estimate shall be calculated by FCRC using the  methods

          set forth in this cost allocation formula;



     (2)  Within  five  business  days of Showboat's  receipt  of notice  that  FCRC has Commenced Development  (as  that

          term is defined in the Showboat Development Agreement),

          Showboat  shall  deliver to an escrow agent  an  amount

          equal to the Interim Estimate (hereinafter referred  to

          as  the  "Initial  Deposit"). The  parties  tentatively

          appoint the firm of Kozlov, Seaton, Romanini and Brooks

          as  such escrow agent (hereinafter the "Escrow Agent").

          The  Initial Deposit shall be deposited by  the  Escrow

          Agent  in an interest bearing account with a New Jersey

          bank  acceptable to Showboat (hereinafter  the  "Escrow

          Account");



     (3)  Within   five   business  days   of   FCRC   Commencing

          Construction as defined below, Showboat and  FCRC  will

          authorize the Escrow Agent in writing to



                                3


          release  seven  and one half percent (7  1/2%)  of  the

          Initial  Deposit  to  FCRC and or  its  contractors  or

          assignees for the purpose of funding the initial  costs

          of    constructing   the   Showboat   Parking   Spaces.

          "Commencing  Construction" for purposes  of  this  cost

          allocation  agreement shall be defined as follows:  the

          point at which FCRC has, with respect to the Structured

          Parking  Spaces:  (a)  secured  permits  and  approvals

          necessary to commence the work described in (c)  below;

          (b)  awarded a contract to a general contractor  and/or

          construction manager; and (c) begun excavation and work

          on site utilities;



     (4)  Not later than 180 days after Commencing Development as heretofore defined, Showboat and FCRC will agree upon a

          final  total  cost for the Showboat Parking  Spaces  as

          calculated  in  accordance with  this  cost  allocation

          formula  by  using  the most current  information  then

          available  to  FCRC and Showboat based on  construction

          documents  and actual costs known at that point.  Based

          on FCRC's calculation of costs and Showboat's review of

          those  costs  and  using this cost allocation  formula,

          FCRC  and Showboat shall agree on a final cost for  the

          Showboat Parking Spaces (hereinafter the "Final Cost");



     (5)  Within   thirty  (30)  days  of  Showboat  and   FCRC's

          determination  of  the Final Cost,  Showboat  and  FCRC

          shall cause an appropriate adjustment to be made in the

          amount  of  monies being held by the  Escrow  Agent  in

          order  to conform the amount of such monies being  held

          at that time, inclusive of any accrued interest, to the

          Final  Cost. With the exception of the financing  costs

          adjustment  described  below, Showboat  shall  have  no

          obligation to pay any amounts for the Showboat  Parking

          Spaces  in  addition  to  the Final  Cost  unless  such

          additional cost, if any, is related to specific changes

          in  the Showboat Parking Spaces requested in writing by

          Showboat and agreed upon by FCRC. Nothing herein  shall

          be interpreted as relieving Showboat of the



                                4


          obligation   to  pay  any  cost  for  items  separately

          identified in the Tri-Party Agreement which exclusively

          or  predominantly benefit the Showboat Parking  Spaces,

          Showboat  Condominium, the Phase  II  Tower  site,  the

          Phase  II  Tower  and  the Showboat  Hotel  and  Casino

          facility,  including  by  way of  example  and  without

          limitation,    pedestrian   walkways   and    vehicular

          connections between the Showboat Parking Spaces and the

          Showboat Hotel and Casino facility. Notwithstanding the

          foregoing,  the  parties recognize that  subsequent  to

          calculation of and agreement upon the Final  Cost,  the

          actual  cost  to FCRC of the financing attributable  to

          the  Showboat Parking Spaces (hereinafter  the  "Actual

          Financing   Cost")  may  differ  from  that  originally

          assumed  in  calculation of the Final Cost (hereinafter

          the "Assumed Financing Costs"). In recognition thereof,

          the  parties agree that upon completion of the Showboat

          Parking  Spaces  as  defined below,  either  party  may

          perform or cause to be performed a calculation  of  the

          Actual  Financing Cost. In the event that  such  Actual

          Financing  Cost  is greater or less  than  the  Assumed

          Financing  Cost, Showboat will pay to FCRC or  FCRC  to

          Showboat,  as  the case may be, within thirty  days  of

          receipt  of written demand therefor and of a  certified

          copy  of the other party's calculation work product,  a

          sum   equal  to  the  difference  between  the   Actual

          Financing Costs and the Assumed Financing Cost;



     (6)  Within five business days of completion of the Showboat

          Parking  Spaces as hereinafter defined,  Showboat  will

          authorize the Escrow Agent to disburse to FCRC from the

          Escrow  Account the balance of funds due FCRC  pursuant

          to  this cost allocation formula, being the Final  Cost

          less  the  7  1/2%  of  the Initial Deposit  previously

          disbursed.  Any accrued interest shall be  remitted  by

          the  Escrow  Agent  to  Showboat  contemporaneous  with

          disbursement to FCRC as described herein. For  purposes

          of this cost



                                5


          allocation formula, completion of the Showboat  Parking

          Spaces  shall be defined as the earlier of the date  on

          which  either:  (1)  Showboat  begins  to  utilize  the

          Showboat  Parking for their intended use;  or  (2)  the

          building  authority having jurisdiction has issued  the

          necessary  certificate of occupancy permitting  use  of

          the Showboat Parking Spaces. FCRC shall notify the ACHA

          in  writing  contemporaneously  of  the  occurrence  of

          Showboat's  utilization  of,  or  the  issuance  of   a

          certificate  of  occupancy for,  the  Showboat  Parking

          Spaces as provided for in the preceding sentence.



     (E)   Any matter in dispute between Showboat and FCRC  which

relates  to any item at issue arising out of or related  to  this cost  allocation formula shall be resolved by application of  the dispute  resolution provisions of paragraph 13 of  the  Tri-Party

Agreement.

     (F)   The  ACHA  shall be contemporaneously  copied  on  all

notices,  payments, demands, and correspondence between FCRC  and

Showboat related to and/or provided for in this Exhibit E.

                                6

             TRACT 1 ALLOCATION DIAGRAM - EXHIBIT F

               PHASE II TOWER LOCATION - EXHIBIT G

               FCIC PROJECT SITE PLAN - EXHIBIT H




        U.S. DEPARTMENT of HOUSING AND URBAN DEVELOPMENT

                      URBAN RENEWAL PROGRAM







                      TERMS AND CONDITIONS



                             Part II

                               of

                          Contract for



             SALE of LAND FOR PRIVATE REDEVELOPMENT






                         By and Between







  Housing Authority & Urban Redevelopment Agency of the City of
                          Atlantic City



                               and


                  Atlantic City Showboat, Inc.




                             PART II

                         C O N T E N T S

SECTION                                                     PAGE

               ARTICLE I. PREPARATION of PROPERTY FOR
                          REDEVELOPMENT

101.  Work to Be performed by Agency                          1

102.  Expenses, Income, and Salvage                           1

103.  Agency's Responsibilities for Certain Other Actions     2

104.  Waiver of Claims and Joining in Petitions by

      Redeveloper                                             3

               ARTICLE II. RIGHTS of ACCESS to PROPERTY

201.  Right of Entry for Utility Service                      3

202.  Redeveloper Not to Construct Over Utility Easements     3

203.  Access to Property                                      3

               ARTICLE III. CONSTRUCTION PLANS;
                            CONSTRUCTION of IMPROVEMENTS;
                            CERTIFICATE of COMPLETION

301.  Plans for Construction of Improvements                  4

302.  Changes in Construction Plans                           5

303.  Evidence of Equity Capital and Mortgage Financing       5

304.  Approvals of Construction Plans and Evidence of
      Financing As Conditions Precedent to Conveyance         5

305.  Commencement and Completion of Construction of
      Improvements                                            5

306.  Progress Reports                                        6

307.  Certificate of Completion                               6

                                i

                             PART II

                         C O N T E N T S

SECTION                                                PAGE

               ARTICLE IV. RESTRICTIONS UPON USE of PROPERTY

401.  Restrictions on Use                                     7

402.  Covenants; Binding Upon Successors in Interest;
      Period of Duration                                      7

403.  Agency and United States Rights to Enforce              8

               ARTICLE V. PROHIBITIONS AGAINST ASSIGNMENT
                         AND TRANSFER

501.  Representations As to Redevelopment                     8

502.  Prohibition Against Transfer of Shares of Stock;
      Binding Upon Stockholders Individually                  9

503.  Prohibition Against Transfer of Property and
      Assignment of Agreement                                10

504.  Information As to Stockholders                         12

               ARTICLE VI. MORTGAGE FINANCING; RIGHTS
                           of MORTGAGEES

601.  Limitation Upon Encumbrance of Property                12

602.  Mortgagee Not Obligated to Construct                   13

603.  Copy of Notice of Default to Mortgagee                 13

604.  Mortgagee's Option to Cure Defaults                    13

605.  Agency's Option to Pay Mortgage Debt or Purchase
      Property                                               14

606.  Agency's Option to Cure Mortgage Default               15

607.  Mortgage and Holder                                    15

               ARTICLE VII. REMEDIES

701.  In General                                             15

702.  Termination by Redeveloper Prior to Conveyance         15

703.  Termination by Agency Prior to Conveyance              16

                               ii

                             PART II

                         C O N T E N T S

SECTION                                                PAGE

704.  Revesting Title in Agency Upon happening of
      Event Subsequent to Conveyance to Redeveloper          17

705.  Resale of Reacquired Property; Disposition of Proceeds 18

706.  Other Rights and Remedies of Agency; No Waiver by
      Delay                                                  19

707.  Enforced Delay in Performance for Causes Beyond
      Control of Party                                       19

708.  Rights and Remedies Cumulative                         20

709.  Party in Position of Surety With Respect to
      Obligations                                            20

               ARTICLE VIII. MISCELLANEOUS

801.  Conflict of Interests; Agency Representatives Not
      Individually 21 Liable                                 21

802.  Equal Employment Opportunity                           21

803.  Provisions Not Merged With Deed                        22

804.  Titles of Articles and Sections                        22

                               iii

       ARTICLE I. PREPARATION of PROPERTY FOR REDEVELOPMENT

     SEC. 101. [Deleted]

     SEC. 102. [Deleted]
                                 1
     SEC. 103. AGENCY'S RESPONSIBILITIES FOR CERTAIN OTHER ACTIONS.
The Agency, without expense to the Redeveloper or assessment or claim against the Property and prior to completion of the
Improvements (or at such earlier time or times as the Redeveloper and the Agency may agree in writing), shall, in accordance with the
Urban Renewal Plan, provide or secure or cause to be provided or secured, the following:

     (a) VACATION OF STREETS, ETC. The closing and vacation of all existing streets, alleys, and other public rights-of-way within or abutting on the Property.

                                 2

     SEC. 104. WAIVER OF CLAIMS AND JOINING IN PETITIONS BY
REDEVELOPER. The Redeveloper hereby waives (as the purchaser of the Property under the Agreement and as the owner after the conveyance of the Property provided for in the Agreement) any and all claims to awards or damages, if any, to compensate for the closing, vacation, or change of grade of any street, alley, or other public right-of-way within or fronting or abutting on, or adjacent to, the Property which, pursuant to subdivision (a) of Section 103 hereof, is to be closed or vacated, or the grade of which is to be changed, and shall upon the request of the Agency subscribe to, and join with, the Agency in any petition or proceeding required for such vacation, dedication, change of grade, and, to the extent necessary, rezoning, and execute any waiver or other document in respect thereof.


             ARTICLE II. RIGHTS OF ACCESS TO PROPERTY


     SEC. 201. RIGHT OF ENTRY FOR UTILITY SERVICE. The Agency reserves for itself, the City, and any public utility company, as may be appropriate, the unqualified right to enter upon the Property at all reasonable times and upon reasonable notice
(except in case of emergency) for the purpose of reconstructing, maintaining, repairing, or servicing the public utilities located within the Property boundary lines and provided for in the easements described or referred to in Paragraph (a), Section
2 of Part I hereof.

     SEC. 202. REDEVELOPER NOT TO CONSTRUCT OVER UTILITY EASEMENTS.
Redeveloper shall not construct any building or other structure or improvements on, over, or within the boundary lines of any easement for public utilities described or referred to in Paragraph (a),
Section 2 of Part I hereof, unless such construction is provided for in such easement or has been approved by the City or other
Grantee of any such easement. If approval for such construction is requested by the Redeveloper, the Agency shall use its best efforts to assure that such approval shall not be withheld unreasonably.

     SEC. 203. ACCESS TO PROPERTY. Prior to the conveyance or the
Property by the Agency to the Redeveloper, the Agency shall permit representatives of the Redeveloper to have access to any part of the Property as to which the Agency holds title, at all reasonable times and upon reasonable notice (except in case of emergency)for the purpose of obtaining data and making various tests

                                 3

concerning the Property necessary to carry out the Agreement. After the conveyance of the Property by the Agency to the Redeveloper, the Redeveloper shall permit the representatives of the Agency, the City, and the United States of America access to the Property at all reasonable times which any of them deems necessary for the purposes of the Agreement, including, but not limited to, inspection of 911 work being performed in connection with the construction of the Improvements. No compensation shall be payable nor shall any charge be made in any form by any party for the access provided for in this Section; provided, that the party entering upon the Property does and shall indemnify, defend and hold harmless the owner of such Property from any loss, cost, claim, damage or expense arising from or in connection with such Party's entry upon the Property. In addition, each party shall use its best efforts to ensure that no unnecessary interference with the other party's operations on the Property results form such access to the Property.

         ARTICLE III. CONSTRUCTION PLANS; CONSTRUCTION OF
              IMPROVEMENTS; CERTIFICATE of COMPLETION

     SEC. 301. PLANS FOR CONSTRUCTION OF IMPROVEMENTS. Plans and specifications with respect to the redevelopment of the Property and the construction of improvements thereon shall be in conformity with the Urban Renewal Plan, the Agreement, and all applicable
State and local laws and regulations. No later than the time(s)specified therefor in Paragraph (a), Section 5 of Part I hereof, the Redeveloper shall submit to the Agency, for approval by the Agency, plans, drawings, specifications, and related documents, and the proposed construction schedule in accordance with Exhibit
"K" which shall include at submission all conceptual and final plan submission requirements (which plans, drawings, specifications, related documents, and progress schedule, together with any and all changes therein that may thereafter be made and submitted to the Agency as herein provided, are, except as otherwise clearly indicated by the context, hereinafter collectively called
"Construction Plans") with respect to the improvements to be constructed by the Redeveloper n the Property, in sufficient completeness and detail in accordance with Exhibit "K" to show that such improvements and construction thereof will be in accordance with the provisions of the Urban Renewal Plan and the Agreement.
The Agency shall, if the Construction Plans originally submitted conform to the provisions of the Urban Renewal Plan and the Agreement, approve in writing such Construction Plans and no further filing by the Redeveloper or approval by the Agency thereof shall be required except with respect to any material change. Such
Construction Plans shall, in any event, be deemed approved unless rejection thereof in writing by the Agency, in whole or in part, setting forth in detail the reasons therefor, shall be made within sixty (60) days after the date of their receipt by the Agency. If the Agency so rejects the Construction Plans in whole or in part as not being in conformity with the Urban Renewal Plan or the Agreement, the Redeveloper shall submit new or corrected
Construction Plans which are in conformity with the Urban Renewal
Plan and the Agreement, within the time specified therefor in Paragraph (b), Section 5 of Part I hereof, after written notification to the

                                 4

Redeveloper of the rejection. The provisions of this Section relating to approval, rejection, and resubmission of corrected
Construction Plans hereinabove provided with respect to the original Construction Plans shall continue to apply until the Construction Plans have been approved by the Agency: PROVIDED, That in any event the Redeveloper shall submit Construction Plans which are in conformity with the requirements of the Urban Renewal Plan and the Agreement, as determined by the Agency, no later than the time specified therefor in Paragraph (c), Section 5 of Part I hereof. All work with respect to the improvements to be constructed or provided by the Redeveloper on the Property shall be in conformity with the Construction Plans as approved by the Agency. The term "Improvements", as used in this Agreement with respect to any Tract shall also be deemed to have reference to the improvements as provided and specified in the Construction Plans for such Tract, as so approved.

     SEC. 302. CHANGES IN CONSTRUCTIONS PLANS. If the Redeveloper desires to make any change in the Construction Plans after their approval by the Agency, the Redeveloper shall submit the proposed change to the Agency for its approval. If the Construction Plans, as modified by the proposed change, conform to the requirements of
Section 301 hereof with respect to such previously approved
Construction Plans, the Agency shall approve the proposed change and notify the Redeveloper in writing of its approval. Such change in the Construction Plans shall, in any event, be deemed approved by the Agency unless rejection thereof, in whole or in part, by written notice thereof by the Agency to the Redeveloper, setting forth in detail the reasons therefor, shall be made within the period specified therefor in Paragraph (d), Section 5 of Part I hereof.

     SEC. 303. EVIDENCE OF EQUITY CAPITAL AND MORTGAGE FINANCING.
As promptly as possible after approval by the Agency of the Construction Plans, and, in any event, no later than the time specified therefor in Paragraph (e), Section 5 of Part I hereof, the Redeveloper shall submit to the Agency evidence satisfactory to the Agency that the Redeveloper has the equity capital and commitments for mortgage financing necessary for the construction of the Improvements.

     SEC. 304. APPROVALS OF CONSTRUCTION PLANS AND EVIDENCE OF
FINANCING AS CONDITIONS PRECEDENT TO CONVEYANCE. The submission of evidence of equity capital and commitments for mortgage financing as provided in Section 303 hereof, are conditions precedent to the obligation of the Agency to convey either the Additional Garage
Site or the Phase II Tower Alternate Site to the Redeveloper.

     SEC. 305. COMMENCEMENT AND COMPLETION OF CONSTRUCTION OF
IMPROVEMENTS. The Redeveloper agrees for itself, its successors and assigns, and every successor in interest to the Property, or any part thereof, and the Deed shall contain covenants on the part of the Redeveloper for itself and such successors and assigns, that the Redeveloper, and such successors and assigns, shall promptly begin and diligently prosecute to completion, pursuant to the timetable contemplated under the various provisions of Part I of the Agreement, the redevelopment of the Property through the construction of the Improvements thereon, and that such construction shall in any event be begun within the respective period(s) specified in Section 4 of Part I hereof and be completed within the respective period(s) specified in such Section 4. It is intended and agreed, and the Deed shall so expressly provide, that such agreements and covenants shall be covenants running with the land and that they shall, in any event, and without regard to technical classification or designation, legal or otherwise, and except only as otherwise specifically provided in the Agreement itself, be, to the fullest extent permitted by law and equity, binding for the benefit of the Agency and enforceable by the Agency against the Redeveloper and its successors and assigns to or of the Property or any part thereof or any interest therein.

                                 5

     SEC. 306. PROGRESS REPORTS. Subsequent to conveyance of the
Property, or any part thereof, to the Redeveloper, and until construction of the Improvements has been completed, the Redeveloper shall make reports, in such detail and at such times as may reasonably be requested by the Agency, as to the actual progress of the Redeveloper with respect to such construction. At a minimum, such reports shall be in writing, and shall be delivered to the Agency on or before the 15th day of each month.

     SEC. 307. CERTIFICATE OF COMPLETION.

     (a) Promptly after completion of the Improvements for any Tract in accordance with those provisions of the Agreement relating solely to the obligations of the Redeveloper to construct the Improvements on such Tract
          (including the dates for beginning and completion thereof), the Agency will furnish the Redeveloper with an appropriate instrument so certifying. Such certification by the Agency shall be (and it shall be so provided in the Deed and in the certification itself) a conclusive determination of satisfaction and termination of the agreements and covenants in the Agreement and in the Deed with respect to the obligations of the Redeveloper, and its successors and assigns, to construct the Improvements and the dates for the beginning and completion thereof:
          PROVIDED, That if there is upon the Property a mortgage insured, or held or owned, by the Federal Housing
          Administration and the Federal Housing Administration shall have determined that all buildings constituting a part of the Improvements and covered by such mortgage are, in fact, substantially completed in accordance with the Construction Plans and are ready for occupancy, then, in such event, the Agency and the Redeveloper shall accept the determination of the Federal Housing
          Administration as to such completion of the construction of the Improvements in accordance with the Construction
          Plans, and, if the other agreements and covenants in the Agreement obligating the Redeveloper in respect of the construction and completion of the Improvements have been fully satisfied, the Agency shall forthwith issue its certification provided for in this Section. Such certification and such determination shall not constitute evidence of compliance with or satisfaction of any obligation of the Redeveloper to any holder of a mortgage, or any insurer of a mortgage, securing money loaned to finance the Improvements, or any part thereof.

     (b) With respect to such individual parts or parcels of the Property which, if so provided in Part I hereof, the Redeveloper may convey or lease as the Improvements to be constructed thereon are completed, the Agency will also, upon proper completion of the Improvements relating to any such part or parcel, certify to the Redeveloper that such Improvements have been made in accordance with the provisions of the Agreement. Such certification shall mean and provide, and the Deed shall so state, (1) that any party purchasing or leasing such individual part or parcel pursuant to the authorization herein contained shall not (because of such purchase or lease) incur any obligation with respect to the construction of the Improvements relating to such part or parcel or to any other part or parcel of the Property; and (2) that neither the Agency nor any other party shall thereafter have or be entitled to exercise with respect to any such individual part or parcel so sold (or, in the case of lease, with respect to the leasehold interest) any rights or remedies or controls

                                 6

          that it may otherwise have or be entitled to exercise with respect to the Property as a result of a default in or breach of any provisions of the Agreement or the Deed by the Redeveloper or any successor in interest or assign, unless (i) such default or breach be by the purchaser or lessee, or any successor in interest to or assign of such individual part or parcel with respect to the covenants contained and referred to in Section 401 hereof, and (ii) the right, remedy, or control relates to such default or breach.

     (c) Each certification provided for in this Section 307 shall be in such form as will enable it to be recorded in the proper office for the recordation of deeds and other instruments pertaining to the Property, including the Deed. If the Agency shall refuse or fail to provide any certification in accordance with the provisions of this Section, the Agency shall, within thirty (30) days after written request by the Redeveloper, provide the Redeveloper with a written statement, indicating in adequate detail in what respects the Redeveloper has failed to complete the Improvements in accordance with the provisions of the Agreement, or is otherwise in default, and what measures or acts it will be necessary, in the opinion of the Agency, for the Redeveloper to take or perform in order to obtain such certification.

           ARTICLE IV. RESTRICTIONS UPON USE of PROPERTY

     SEC. 401. RESTRICTIONS ON USE. The Redeveloper agrees for itself, and its successors and assigns, and every successor in interest to the Property, or any part thereof, and the Deed shall contain covenants on the part of the Redeveloper for itself, and such successors and assigns, that the Redeveloper, and such successors and assigns, shall:

     (a) Devote the Property to, and only to and in accordance with, the uses specified in the Agreement and the Urban
          Renewal Plan; and

     (b) Not discriminate upon the basis of age, religion, sex, disability, familial status, race, color, creed, or race, color, creed, or national origin in the sale, lease, or rental or in the use or occupancy of the Property or any improvements erected or to be erected thereon, or any part thereof.

     SEC. 402. COVENANTS; BINDING UPON SUCCESSORS IN Interest;
Period of Duration. It is intended and agreed, and the Deed shall so expressly provide, that the agreements and covenants provided in
Section 401 hereof shall be covenants running with the land and that they shall, in any event, and without regard to technical classification or designation, legal or otherwise, and except only as otherwise specifically provided in the Agreement, be binding, to the fullest extent permitted by law and equity, for the benefit and in favor of, and enforceable by, the Agency, its successors and assigns, the City and any successor in interest to the Property, or any part thereof, and the owner of any other land (or of any interest in such land) in the Project Area which is subject to the land use requirements and restrictions of the Urban Renewal Plan, and the United States (in the

                                 7

case of the covenant provided in subdivision (b) of Section 401 hereof), against the Redeveloper, its successors and assigns and every successor in interest to the Property, or any part thereof or any interest therein, and any party in possession or occupancy of the Property or any part thereof. It is further intended and agreed that the agreement and covenant provided in subdivision (a) of
Section 401 hereof shall remain in effect for the period of time, or until the date, specified or referred to in Section 6 of Part I hereof (at which time such agreement and covenant shall terminate) and that the agreements and covenants provided in subdivision (b) of Section 401 hereof shall remain in effect without limitation as to time: PROVIDED, That such agreements and covenants shall be binding on the Redeveloper itself, each successor in interest to the Property, and every part thereof, and each party in possession or occupancy, respectively, only for such period as such successor or party shall have title to, or an interest in, or possession or occupancy of, the Property or part thereof. The terms "uses specified in the Urban Renewal Plan" and "land use" referring to provisions of the Urban Renewal Plan or similar language, in the Agreement shall include the land and all building, housing, and other requirements or restrictions of the Urban Renewal Plan pertaining to such land.

     SEC. 403. AGENCY AND UNITED STATES RIGHTS TO ENFORCE. In amplification, and not in restriction of, the provisions of the preceding Section, it is intended and agreed that the Agency and its successors and assigns shall be deemed beneficiaries of the agreements and covenants provided in Section 401 hereof, and the United States shall be deemed a beneficiary of the covenant provided in subdivision (b) of Section 401 hereof, both for and in their or its own right and also for the purposes of protecting the interests of the community and other parties, public or private, in whose favor or for whose benefit such agreements and covenants have been provided. Such agreements and covenants shall (and the Deed shall so state) run in favor of the Agency and the United States, for the entire period during which such agreements and covenants shall be in force and effect, without regard to whether the Agency or the United States has at any time been, remains, or is an owner of any land or interest therein to or in favor of which such agreements and covenants relate. The Agency shall have the right, in the event of any breach of any such agreement or covenant, and the United States shall have the right in the event of any breach of the covenant provided in subdivision (b) of Section 401 hereof, to exercise all the rights and remedies, and to maintain any actions or suits at law or in equity or other proper proceedings to enforce the curing of such breach of agreement or covenant, to which it or any other beneficiaries of such agreement or covenant may be entitled.

     ARTICLE V.  PROHIBITIONS AGAINST ASSIGNMENT AND TRANSFER

     SEC. 501. REPRESENTATIONS AS TO REDEVELOPMENT. The Redeveloper represents and agrees that its purchase of the Property, and its other undertakings pursuant to the Agreement, are, and will be used, for the purpose of

                                 8

redevelopment of the Property and not for speculation in land holding. The Redeveloper further recognizes that, in view of

     (a) the importance of the redevelopment of the Property to the general welfare of the community;

     (b) the substantial financing and other public aids that have been made available by law and by the Federal and local
          Governments for the purpose of making such redevelopment possible; and

     (c) the fact that a transfer of the stock in the Redeveloper or of a substantial part thereof, or any other act or transaction involving or resulting in a significant change in the ownership or distribution of such stock is for practical purposes a transfer or disposition of the Property then owned by the Redeveloper, the qualifications and identity of the Redeveloper, the qualifications and identify of the Redeveloper, are of particular concern to the community and the Agency. The Redeveloper further recognizes that it is because of such qualifications and identity that the Agency is entering into the Agreement with the Redeveloper, and, in so doing, is further willing to accept and rely on the obligations of the Redeveloper for the faithful performance of all undertakings and covenants hereby by it to be performed without requiring in addition a surety bond or similar undertaking for such performance of all undertakings and covenants in the Agreement.

     SEC. 502. PROHIBITION AGAINST TRANSFER OF SHARES OF STOCK;
BINDING UPON STOCKHOLDERS INDIVIDUALLY. For the foregoing reasons, the Redeveloper represents and agrees for itself, its stockholders, and any successor in interest of itself and its stockholders, respectively, that: Prior to completion of the Improvements as certified by the Agency, and without the prior written approval of the Agency, (a) there shall be no transfer by any party owning 10 percent or more of the stock in the Redeveloper (which term shall be deemed for the purposes of this and related provisions to include successors in interest of such stock or any part thereof or interest therein), (b) nor shall any such owner suffer any such transfer to be made, (c) nor shall there be or be suffered to be by the redeveloper, or by any owner of 10 percent or more of the stock therein, any other similarly significant change in the ownership of such stock or in the relative distribution thereof, by any other
method or      means, whether by increased capitalization, merger
with another corporation, corporate or other amendments, issuance of additional or new stock or classification of stock, or
otherwise. With respect to this provision, the Redeveloper and the parties signing the Agreement on behalf of the Redeveloper
represent that they have the authority of all of its existing stockholders to agree to this provision on their behalf and to bind them with respect thereto. Notwithstanding the foregoing, and notwithstanding any other provision of the Agreement to the
contrary, neither this Agreement nor the Urban Renewal Plan shall impose any restriction on transferability or any reporting
requirement with respect to the stock and stock ownership of any parent entity of Redeveloper, except as otherwise specifically provided in Section 504 hereof.

                                 9

     503. PROHIBITION AGAINST TRANSFER OF PROPERTY AND ASSIGNMENT
OF
AGREEMENT. Also, for the foregoing reasons the Redeveloper represents and agrees for itself, and its successors and assigns, that:

     (a)  Except only

          (1)  [Deleted]

          (2) as to any individual parts or parcels of the Property on which the Improvements to be constructed thereon have been completed, and which, by the terms of the Agreement, the Redeveloper is authorized to convey or lease as such Improvements are completed, the Redeveloper (except as so authorized) has not made or created, and that it will not, prior to the proper completion of the Improvements as certified by the Agency, make or create, or suffer to be made or created, any total or partial sale, assignment, conveyance, or lease, or any trust or power, or transfer in any other mode or form of or with respect to the Agreement or the Property, or any part thereof or any interest therein, or any contract or agreement to do any of the same, without the prior written approval of the Agency: PROVIDED, That, prior to the issuance by the Agency of the certificate provided for in Section
307 hereof as to completion of construction of the Improvements, the Redeveloper may enter into any agreement to sell, lease, or otherwise transfer, after the issuance of such certificate, the Property or any part thereof or interest therein, which agreement shall not provide for payment of or on account of the purchase price or rent for the Property, or the part thereof or the interest therein to be so transferred, prior to the issuance of such certificate. However, Agency acknowledges and agrees that the leasehold mortgage securing Redeveloper's obligations with respect to its parent entity is 9 1/4% bonds, issued pursuant to a Registration Statement dated May 11, 1993, shall encumber the
Property and any Improvements thereon, together with Redeveloper's other properties, but Redeveloper represents, and warrants that the same shall not impair and shall be subordinate to the Agency's rights under Article VII hereof.

     (b) The Agency shall be entitled to require, except as otherwise provided in the Agreement, as conditions to any such approval that:

          (1)  Any proposed transferee shall have the
               qualifications and financial responsibility, as determined by the Agency, necessary and adequate to fulfill the obligations undertaken in the Agreement by the Redeveloper (or, in the event the transfer is of or relates to part of the Property, such obligations to the extent that they relate to such part).

          (2) Any proposed transferee, by instrument in writing satisfactory to the Agency and in form recordable among the land records, shall, for itself and its successors and assigns, and expressly for the benefit of the Agency; have expressly assumed all of the obligations of the Redeveloper under

                                10

               the Agreement and agreed to be subject to all the conditions and restrictions to which the Redeveloper is subject (or, in the event the transfer is of or relates to part of the Property, such obligations, conditions, and restrictions to the extent that they relate to such part): PROVIDED, That the fact that any transferee of, or any other successor in interest whatsoever to, the Property, or any part thereof, shall, whatever the reason, not have assumed such obligations or so agreed, shall not (unless and only to the extent otherwise specifically provided in the Agreement or agreed to in writing by the Agency) relieve or except such transferee or successor of or from such obligations, conditions, or restrictions, or deprive or limit the Agency of or with respect to any rights or remedies or controls with respect to the Property or the construction of the Improvements; it being the intent of this, together with other provisions of the Agreement, that (to the fullest extent permitted by law and equity and excepting only in the manner and to the extent specifically provided otherwise in the Agreement) no transfer of, or change with respect to, ownership in the Property or any part thereof, or any interest therein, however consummated or occurring, and whether voluntary or involuntary, shall operate, legally or practically, to deprive or limit the Agency of or with respect to any rights or remedies or controls provided in or resulting from the Agreement with respect to the Property and the construction of the Improvements that the Agency would have had, had there been no such transfer or change.

          (3) There shall be submitted to the Agency for review all instruments and other legal documents involved in effecting transfer; and if approved by the Agency, its approval shall be indicated to the Redeveloper in writing.

          (4) The consideration payable for the transfer by the transferee or on its behalf shall not exceed an amount representing the actual cost (including carrying charges) to the Redeveloper of the Property
               (or allocable to the part thereof or interest therein transferred) and the Improvements, if any, theretofore made thereon by it; it being the intent of this provision to preclude assignment of the Agreement or transfer of the Property (or any parts thereof other than those referred to in subdivision
               (2), Paragraph (a) of this Section 503) for profit prior to the completion of the Improvements and to provide that in the event any such assignment or transfer is made (and is not canceled), the Agency shall be entitled to increase the Purchase Price to the Redeveloper by the amount that the consideration payable for the assignment or transfer is in excess of the amount that may be authorized pursuant to this subdivision (4), and such consideration shall, to the extent it is in excess of the amount so authorized, belong to and forthwith be paid to the Agency. The foregoing shall not apply with respect to transfer of any Tract(s) as to which Redeveloper has obtained a certificate of completion for the Improvements constructed thereon.

                                11

     (5) The Redeveloper and its transferee shall comply with such other conditions as the Agency may find appropriate in order to achieve and safeguard the purposes of the Urban
          Renewal Act and the Urban Renewal Plan.

PROVIDED, That in the absence of specific written agreement by the Agency to the contrary, no such transfer or approval by the Agency thereof shall be deemed to relieve the Redeveloper, or any other party bound in any way by the Agreement or otherwise with respect to the construction of the Improvements, from any of its obligations with respect thereto.

     SEC. 504. INFORMATION AS TO STOCKHOLDERS.    In order to
assist in the effectuation of the purposes of this Article V and the statutory objectives generally, the Redeveloper agrees that during the period between execution of the Agreement and completion of the Improvements as certified by the Agency, (a) the Redeveloper will promptly notify the Agency of any and all changes whatsoever in the ownership of stock, legal or beneficial, or of any other act or transaction involving or resulting in any change in the
ownership of such stock or in the relative distribution thereof, of which it or any of its officers have been notified or otherwise have knowledge or information; and (b) the Redeveloper shall, at such time or times as the Agency may request, furnish the Agency with a complete statement, subscribed and sworn to by the President or other executive officer of the Redeveloper, setting forth a11 of the stockholders of the Redeveloper and the extent of their
respective holdings, and in the event any other parties have a beneficial interest in such stock their names and the extent of such interest, all as determined or indicated by the records of the
Redeveloper, by specific inquiry made by any such officer, of all parties who on the basis of such records own 10 percent or more of the stock in the Redeveloper, and by such other knowledge or information as such officer shall have. Such lists, data, and information shall in any event be furnished the Agency immediately prior to the delivery of the Deed to the Redeveloper and as a condition precedent thereto, and annually thereafter on the
anniversary of the date of the Deed until the issuance of a
certificate of completion for all the property. The foregoing shall not apply to the stock or stock ownership of any parent entity of
Redeveloper, except that Redeveloper shall promptly provide the
Agency with a copy of any SEC filing made by a stockholder of
Redeveloper's parent, with respect to a change in the ownership interest of such stockholder in Redeveloper or its corporate parent. If the SEC cease to require such filing(s) at the level of not more than 10% ownership, Redeveloper shall nonetheless notify the Agency whenever Redeveloper learns of the acquisition of an interest of at least 10%.

       ARTICLE VI.  MORTGAGE FINANCING; RIGHTS OF MORTGAGEES

     SEC. 601. LIMITATION UPON ENCUMBRANCE OF PROPERTY. Prior to the completion of the Improvements upon any Tract, as certified by the Agency, neither the Redeveloper nor any successor in interest to the Property or any part thereof shall engage in any financing or any other transaction creating any mortgage or other encumbrance or lien upon such Tract, whether by express agreement or operation of law, or suffer any encumbrance or lien to be made on or attach to such Tract subject to the prior written approval of the Agency, solely for the purposes of obtaining (a) funds only to the extent necessary for making the Improvements and (b) such additional funds, if any, in an amount not to exceed the Purchase Price paid by the Redeveloper to the Agency. The Redeveloper (or successor in interest) shall notify the Agency in advance of any financing, secured by mortgage

                                12

or other similar lien instruments, it proposes to enter into with respect to the Property, or any part thereof, and in any event it shall promptly notify the Agency of any encumbrance or lien that has been created on or attached to the Property, whether by voluntary act of the Redeveloper or otherwise. For the purposes of such mortgage financing as may be made pursuant to the Agreement, the Property may, at the option of the Redeveloper (or successor in interest), be divided into several parts or parcels, provided that such subdivision, in the opinion of the Agency, is not inconsistent with the purposes of the Urban Renewal Plan and the Agreement and is approved in writing by the Agency. However, Agency acknowledges and agrees that the leasehold mortgage securing Redeveloper's obligations with respect to its parent entity's 9 1/4% bonds, issued pursuant to a Registration Statement dated May 11, 1993, shall encumber the Property and any Improvements thereon, together with Redeveloper's other properties, but Redeveloper represents and warrants that the same shall not impair and shall be subordinate to the Agency's rights under Article VII hereof.

     SEC. 602. MORTGAGEE NOT OBLIGATED TO CONSTRUCT.
Notwithstanding any of the provisions of the Agreement, including but not 14 limited to those which are or are intended to be
covenants running with the land, the holder of any mortgage
authorized by the Agreement (including any such holder who obtains title to the Property or any part thereof as a result of
foreclosure proceedings, or action in lieu thereof, but not
including (a) any other party who thereafter obtains title to the
Property or such part from or through such holder or (b) any other purchaser at foreclosure sale other than the holder of the mortgage itself, shall in no wise be obligated by the provisions of the
Agreement to construct or complete the Improvements or to guarantee such construction or completion; nor shall any covenant or any other provision in the Deed be construed to so obligate such
holder:   PROVIDED, That nothing in this Section or any other
Section or provision of the Agreement shall be deemed or construed to permit or authorize any such holder to devote the Property or any part thereof to any uses, or to construct any improvements thereon, other than those uses or improvements provided or
permitted in the Urban Renewal Plan and in the Agreement.

     SEC. 603. COPY OF NOTICE OF DEFAULT TO MORTGAGEE. Whenever the
Agency shall deliver any notice or demand to the Redeveloper with respect to any breach or default by the Redeveloper in its obligations or covenants under the Agreement, the Agency shall at the same time forward a copy of such notice or demand to each holder of any mortgage authorized by the Agreement at the last address of such holder shown in the records of the Agency.

     SEC. 604. MORTGAGEE'S OPTION TO CURE DEFAULTS. After any breach or default referred to in Section 603 hereof, each such holder shall (insofar as the rights of the Agency are concerned) have the right, at its option, to cure or remedy such breach or default (or such breach or default to the extent that it relates to the part of the Property covered by its mortgage) and to add the cost thereof to the mortgage debt and the lien of its mortgage:
PROVIDED, That if the breach or default is with respect to construction of the Improvements, nothing contained in this Section or any other Section of the Agreement shall be deemed to permit or authorize such holder, either before or after foreclosure or action in lieu thereof, to undertake or continue the construction or completion of the Improvements (beyond the extent necessary to conserve or protect Improvements or construction already made) without first having expressly assumed the obligation to the Agency, by written agreement satisfactory to the Agency, to complete, in the manner provided in the Agreement, the Improvements on the

                                13

Property or the part thereof to which the lien or title of such holder relates. Any such holder who shall properly complete the Improvements relating to the Property or applicable part thereof shall be entitled, upon written request made to the Agency, to a certification or certifications by the Agency to such effect in the manner provided in Section 307 of the Agreement, and any such certification shall, if so requested by such holder, mean and provide that any remedies or rights with respect to recapture of or reversion or revesting of title to the Property that the Agency shall have or be entitled to because of failure of the Redeveloper or any successor in interest to the Property, or any part thereof, to cure or remedy any default with respect to the construction of the Improvements on other parts or parcels of the Property, or because of any other default in or breach of the Agreement by the Redeveloper or such successor, shall not apply to the part or parcel of the Property to which such certification relates.

     SEC. 605. AGENCY'S OPTION TO PAY MORTGAGE DEBT OR PURCHASE
PROPERTY. In any case, where, subsequent to default or breach by the Redeveloper (or successor in interest) under the Agreement, the holder of any mortgage on the Property or part thereof

     (a) has, but does not exercise, the option to construct or complete the Improvements relating to the Property or part thereof covered by its mortgage or to which it has obtained title, and such failure continues for a period of sixty (60) days after the holder has been notified or informed of the default or breach; or

     (b) undertakes construction or completion of the Improvements but does not complete such construction within the period as agreed upon by the Agency and such holder (which period shall in any event be at least as long as the period prescribed for such construction or completion in the Agreement), and such default shall not have been cured within sixty (60) days after written demand by the Agency so to do, the Agency shall (and every mortgage instrument made prior to completion of the Improvements with respect to the Property by the Redeveloper or successor in interest shall so provide) have the option of paying to the holder the amount of the mortgage debt and securing an assignment of the mortgage and the debt secured thereby, or, in the event ownership of the Property (or part thereof) has vested in such holder by way of foreclosure or action in lieu thereof, the Agency shall be entitled, at its option, to a conveyance to it of the Property or part thereof (as the case may be) upon payment to such holder of an amount equal to the sum of:
(i) the mortgage debt at the time of foreclosure or action in lieu thereof (less all appropriate credits, including those resulting from collection and application of rentals and other income received during foreclosure proceedings); (ii) all expenses with respect to the foreclosure; (iii) the net expense, if any (exclusive of general overhead), incurred by such holder in and as a direct result of the subsequent management or the Property; (iv) the costs of any Improvements made by such holder; and (v) an amount equivalent to the interest that would have accrued on the

                                14

aggregate of such amounts had all such amounts become part of the mortgage debt and such debt had continued in existence.

     SEC. 606. AGENCY'S OPTION TO CURE MORTGAGE DEFAULT. In the event of a default or breach prior to the completion of the Improvements by the Redeveloper, or any successor in interest, in or of any of its obligations under, and to the holder of, any mortgage or other instrument creating an encumbrance or lien upon the Property or part thereof, the Agency may at its option cure such default or breach, in which case the Agency shall be entitled, in addition to and without limitation upon any other rights or remedies to which it shall be entitled by the Agreement, operation of law, or otherwise, to reimbursement from the Redeveloper or successor in interest of all costs and expenses incurred by the Agency in curing such default or breach and to a lien upon the Property (or the part thereof to which the mortgage, encumbrance, or lien relates) for such reimbursement: PROVIDED, That any such lien shall be subject always to the lien of (including any lien contemplated, because of advances yet to be made, by) any then existing mortgages on the Property authorized by the Agreement.

     SEC. 607. MORTGAGE AND HOLDER. For the purposes of the
Agreement: The term "mortgage" shall include a deed of trust or other instrument creating an encumbrance or lien upon the Property, or any part thereof, as security for a loan. The term "holder" in reference to a mortgage shall include any insurer or guarantor of any obligation or condition secured by such mortgage or deed of trust, including, but not limited to, the Federal Housing
Commissioner, the Administrator of Veterans Affairs, and any successor in office of either such official. The terms "mortgagee" or "holder" shall include the Trustee under the Indenture with respect to the Redeveloper's Bonds referenced above.

                       ARTICLE VII. REMEDIES

     SEC. 701. IN GENERAL. Except as otherwise provided in the Agreement, in the event of any default in or breach of the Agreement, or any of its terms or conditions, by either party hereto, or any successor to such party, such party (or successor) shall, upon written notice from the other, proceed immediately to cure or remedy such default or breach, and, in any event, within sixty (60) days after receipt of such notice. In case such action is not taken or not diligently pursued, or the default or breach shall not be cured or remedied within a reasonable time, the aggrieved party may institute such proceedings as may be necessary or desirable in its opinion to cure and remedy such default or breach, including, but not limited to, proceedings to compel specific performance by the party in default or breach of its obligations. Notwithstanding the foregoing, upon a default, the Agency's sole remedy as to any Tract on which construction has not been commenced, shall be limited to the exercise of the Agency's rights to revesting of title to such Tract(s).

     SEC. 702. TERMINATION BY REDEVELOPER PRIOR TO CONVEYANCE. In the event that

     (a) the Agency does not tender conveyance of the Property, or possession thereof, in the manner and condition, and by the date, provided in the Agreement, and any such failure shall not be

                                15

          cured within thirty (30) days after the date of written demand by the Redeveloper provided Redeveloper is not in default at such time;

     (b)  [Deleted]

then the Agreement shall, at the option of the Redeveloper, be terminated by written notice thereof to the Agency, and, except with respect to the return of the Deposit as provided in Paragraph
(e), Section 3 of part I
hereof, neither the Agency nor the Redeveloper shall have any further rights against or liability to the other under the Agreement.

     SEC. 703. TERMINATION BY AGENCY PRIOR TO CONVEYANCE. In the event that

      (a) prior to conveyance of the Property or any Tract to the Redeveloper and in violation of the Agreement

          (i) the Redeveloper (or any successor in interest) assigns or attempts to assign the Agreement or any rights therein, or in the Property, or

          (ii) there is any change in the ownership or distribution of the stock of the Redeveloper except for such changes in ownership of any parent entity of Redeveloper; or

     (b) the Redeveloper does not submit Construction Plans for Tract 1, as required by the Agreement, or for Tract 3, the Additional Garage Site or the Phase II Tower
          Alternate Site (if the deadline under Section 5(a) of
          Part I hereof falls prior to the date for such conveyance) evidence that it has the necessary equity capital and mortgage financing, in satisfactory form in the manner and by the dates respectively provided in the Agreement therefor; or

     (c)  the Redeveloper does not pay the Purchase price and take title to the Property upon tender of conveyance by the
          Agency pursuant to the Agreement, and if any default or
          failure referred to in   subdivisions (b) and (c) of this
          Section 703 shall not be cured within thirty (30) days
          after the date of written demand by the Agency, then the
          Agreement, and any rights

                                16

          of the Redeveloper, or any assignee or transferee, in the Agreement, or arising therefrom with respect to the Agency or the Property, shall, at the option of the Agency, be terminated by the Agency, in which event, as provided in Paragraph (d), Section 3 of Part I hereof, the Deposit shall be retained by the Agency as liquidated damages and as its property without any deduction, offset, or recoupment whatsoever, and neither the Redeveloper (or assignee or transferee) nor the Agency shall have any further rights against or liability to the other under the Agreement.

     SEC 704.  REVESTING TITLE IN AGENCY UPON HAPPENING OF EVENT
SUBSEQUENT TO CONVEYANCE TO REDEVELOPER. In the event that subsequent to conveyance of the Property or any part thereof to the Redeveloper and prior to completion of the Improvements as certified by the Agency

     (a) the Redeveloper (or successor in interest) shall default in or violate its obligations with respect to the construction of the Improvements (including the nature and the dates for the beginning and completion thereof), or shall abandon or substantially suspend construction work, and any such default, violation, abandonment, or suspension shall not be cured, ended, or remedied within three (3) months (six (6) months, if the default is with respect to the date for completion of the Improvements) after written demand by the Agency so to do; or

     (b) the Redeveloper (or successor in interest) shall fail to pay real estate taxes or assessment son the Property or any part thereof when due, or shall place thereon any encumbrance or lien unauthorized by the Agreement, or shall suffer any levy or attachment to be made, or any materialmen's or mechanics' lien, or any other unauthorized encumbrance or lien to attach, and such taxes or assessments shall not have been paid, or the encumbrance or lien removed or discharged or provision satisfactory to the Agency made for such payment, removal, or discharge, within ninety (90) days after written demand by the Agency so to do; or

     (c) there is, in violation of the Agreement, any transfer of the Property or any part thereof, or any change in the ownership or distribution of the stock of the Redeveloper, and such violation shall not be cured within sixty (60) days after written demand by the Agency to the Redeveloper, then the Agency shall have the right to re-enter and take possession of any and all parts of the Property for which a certificate of completion has not been issued, notwithstanding any provision of Section 701 to the contrary, and to terminate (and revest in the Agency) the estate conveyed by the Deed to the Redeveloper, it being the intent of this provision, together with other provisions of the Agreement, that the conveyance of the Property to the Redeveloper shall be made upon, and that the Deed shall contain, a condition subsequent to the effect that in the event of any default, failure, violation, or other action or inaction by the Redeveloper specified in subdivisions (a), (b), and
(c) of this Section 704, failure on the part of the Redeveloper to

                                17

remedy, end, or abrogate such default, failure, violation, or other action or inaction, within the period and in the manner stated in such subdivisions, the Agency at its option may declare a termination in favor of the Agency of the title, and of all the rights and interests in and to the Property conveyed by the Deed to the Redeveloper, and that such title and all rights and interests of the Redeveloper, and any assigns or successors in interest to and in the Property, shall revert to the Agency: PROVIDED, That such condition subsequent and any revesting of title as a result thereof in the Agency

     (1) shall be free and clear of, and shall defeat and terminate, as to the Tract(s) so revested, (i) the lien of any mortgage encumbering such Tract(s) and (ii) any rights or interests provided in the Agreement for the protection of the holders of such mortgages; and

     (2) shall not apply to individual parts or parcels of the Property on which the Improvements to be constructed thereon have been completed in accordance with the Agreement and for which a certificate of completion is issued therefor as provided in Section 307 hereof.

In addition to and without in any way limiting the Agency's rights to reentry as provided for in the preceding sentence, the Agency shall have the right to retain the Deposit, as provided in Paragraph (d), Section 3 of Part I hereof, without any deduction, offset or recoupment whatsoever, in the event of a default, violation or failure of the Redeveloper as specified in the preceding sentence.

     SEC 705.  RESALE OF REACQUIRED PROPERTY; DISPOSITION OF
PROCEEDS. Upon the revesting in the Agency of title to the Property or any part thereof as provided in Section 704, the Agency shall, pursuant to its responsibilities under State law, use its best efforts to resell the Property or part thereof as soon an in such manner as the Agency shall find reasonably feasible and consistent with the objectives of such law and of the Urban Renewal
Plan to a qualified and responsible party or parties (as determined by the Agency) who will assume the obligation of making or completing the Improvements or such other improvements in their stead as shall be satisfactory to the Agency and in accordance with the uses specified for such Property or part thereof in the Urban
Renewal Plan. Upon such resale of the Property, the proceeds thereof shall be applied:

     (a) First, to reimburse the Agency, on its own behalf or on behalf of the City, for all costs and expenses incurred by the Agency, including but not limited to salaries of personnel, in connection with the recapture, management, and resale of the Property or part thereof (but less any income derived by the Agency from the Property or part thereof in connection with such management); all taxes, assessments, and water and sewer charges with respect to taxes, assessments, and water and sewer charges with respect to the Property or part thereof (or, in the event the Property is exempt from taxation or assessment or such charges during the period

                                18

          of ownership thereof by the Agency, an amount, if paid, equal to such taxes, assessments, or charges (as determined by the City assessing official) as would have been payable if the Property were not so exempt); any payments made or necessary to be made to discharge any encumbrances or liens existing on the Property or part thereof at the time of revesting of title thereto in the Agency or to discharge or prevent from attaching or being made any subsequent encumbrances or liens due to obligations, defaults, or acts of the Redeveloper, its successors or transferees; any expenditures made or obligations incurred by the Agency with respect to the making or completion of the Improvements or any part thereof on the Property or part thereof; and any amounts otherwise owing the Agency by the Redeveloper and its successor or transferee; and

     (b) Second, to reimburse the Redeveloper, its successor or transferee, up to the amount equal to (1) the sum of the purchase price paid by it for the Property (or allocable to the part thereof) and the cash actually invested by it in making any of the Improvements on the Property or part thereof, less (2) any gains or income withdrawn or made by it from the Agreement or the Property (or from the subject part thereof).

Any balance remaining after such reimbursements shall be retained by the Agency as its property.

     SEC 706.  OTHER RIGHTS AND REMEDIES OF AGENCY; NO WAIVER BY
DELAY. The Agency shall have the right to institute such actions or proceedings as it may deem desirable for effectuating the purposes of this Article VII, including also the right to execute and record or file among the public land records in the office in which the Deed is recorded a written declaration of the termination of all the right, title, and interest of the Redeveloper, and (except for such individual parts or parcels upon which construction of that part of the Improvements required to be constructed thereon has been completed, in accordance with the Agreement, and for which a certificate of completion as provided in
Section 307 hereof is to be delivered, and subject to such mortgage liens and leasehold interests as provided in Section 704 hereof) its successors in interest and assigns, in the Property, and the revesting of title thereto in the Agency: PROVIDED, That any delay by the Agency in instituting or prosecuting any such actions or proceedings or otherwise asserting its rights under this Article
VII shall not operate as a waiver of such rights or to deprive it of or limit such rights in any way (it being the intent of this provision that the Agency should not be constrained (so as to avoid the risk of being deprived of or limited in the exercise of the remedy provided in this Section because of concepts of waiver, laches, or otherwise) to exercise such remedy at a time when it may still hope otherwise to resolve the problems created by the default involved); nor shall any waiver in fact made by the Agency with respect to any specific default by the Redeveloper under this Section be considered or treated as a waiver of the rights of the

                                19

Agency with respect to any other defaults by the Redeveloper under this Section or with respect to the particular default except to the extent specifically waived in writing.

     SEC. 707. ENFORCED DELAY IN PERFORMANCE FOR CAUSES BEYOND
CONTROL OF PARTY. For the purposes of any of the provisions of the Agreement, neither the Agency nor the Redeveloper, as the case may be, nor any successor in interest, shall be considered in breach of, or default in, its obligations beginning and completion of construction of the Improvements, or progress in respect thereto, in the event of enforced delay in the performance of such obligations due to unforeseeable causes beyond its control and without its fault or negligence, including, but not restricted to, acts of God, acts of the public enemy, acts of the Federal
Government, acts of the other party, fires, floods, epidemics, quarantine restrictions, strikes, freight, embargoes, and unusually severe weather or delays of subcontractors due to such causes; it being the purpose and intent of this provision that in the event of the occurrence of any such enforced delay, the time or times for performance of the obligations of the Agency with respect to the preparation of the Property for redevelopment or of the Redeveloper with respect to construction of the Improvements, as the case may be, shall be extended for the period of the enforced delay as determined by the Agency: PROVIDED, That the party seeking the benefit of the provisions of this Section shall, within ten (10) days after the beginning of any such enforced delay, have first notified the other party thereof in writing, and of the cause or causes thereof, and requested an extension for the period of the enforced delay.

     SEC. 708. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies of the parties to the Agreement, whether provided by law or by the Agreement, shall be cumulative, and the exercise by either party of any one or more of such remedies shall not preclude the exercise by it, at the same or different times, of any other such remedies for the same default or breach or of any of its remedies for any other default or breach by the other party. No waiver made by either such party with respect to the performance, or manner or time thereof, or any obligation of the other party or any condition to its own obligation under the Agreement shall be considered a waiver of any rights of the party making the waiver with respect to the particular obligation of the other party or condition to its own obligation beyond those expressly waive in writing and to the extent thereof, or a waiver in any respect in regard to any other rights of the party making the waiver or any other obligations of the other party.

     SEC. 709. PARTY IN POSITION OF SURETY WITH RESPECT TO
OBLIGATIONS. The Redeveloper, for itself and its successors and assigns, and for all other persons who are or who shall become, whether by express or implied assumption or otherwise, liable upon or subject to any obligation or burden under the Agreement, hereby waives, to the fullest extent permitted by law and equity, any and all claims or defenses otherwise available on the ground of its (or their) being or having become a person in the position of a surety, whether real, personal, or otherwise or whether by agreement or operation of law, including, without limitation on the generality of the foregoing, any and all claims and defenses based upon extension of time, indulgence, or modification of terms of contract.

                                20

                   ARTICLE VIII.  MISCELLANEOUS

      SEC.  801. CONFLICT OF INTERESTS; AGENCY REPRESENTATIVES  NOT
INDIVIDUALLY  LIABLE.   No member, official,  or  employee  of  the
Agency shall have any personal interest, direct or indirect, in the
Agreement,  nor  shall  any  such  member,  official,  or  employee participate in any decision relating to the Agreement which affects his  personal  interests  or  the  interests  of  any  corporation, partnership, or association in which he is, directly or indirectly,
interested.   No member, official, or employee of the Agency  shall
be  personally  liable  to the Redeveloper,  or  any  successor  in interest,  in the event of any default or breach by the  Agency  or for any amount which may become due to the Redeveloper or successor or on any obligations under the terms of the Agreement.

      SEC 802. EQUAL EMPLOYMENT OPPORTUNITY. The Redeveloper, for itself and its successors and assigns, agrees that during the construction of the Improvements provided for in the Agreement:

     (a)  The   Redeveloper  will  not  discriminate  against   any
          employee  or  applicant for employment because  of  race,
          color,   religion,  disability,  age,  sex,  or  national
          origin.  The Redeveloper will take affirmative action  to
          insure  that applicants are employed, and that  employees
          are  treated  during employment without regard  to  their
          race,  color, religion, disability, age, sex, or national
          origin.   Such action shall include, but not  be  limited
          to,  the  following: employment, upgrading, demotion,  or
          transfer; recruitment or recruitment advertising;  layoff
          or   termination;  rates  of  pay  or  other   forms   of
          compensation;  and  selection  for  training,   including
          apprenticeship.   The  Redeveloper  agrees  to  post   in
          conspicuous places, available to employees and applicants
          for  employment,  notices to be provided  by  the  Agency
          setting  forth  the  provisions of this nondiscrimination
          clause.

     (b)  The   Redeveloper   will,   in   all   solicitations   or
          advertisements for employees placed by or  on  behalf  of
          the Redeveloper, state that all qualified applicants will
          receive  consideration for employment without  regard  to
          race,  color, religion, disability, age, sex, or national
          origin.

     (c)  The  Redeveloper  will  send  to  each  labor  union   or
          representative of workers with which the Redeveloper  has
          a  collective bargaining agreement or other  contract  or
          understanding,  a  notice, to be provided,  advising  the
          labor   union   or   workers'   representative   of   the
          Redeveloper's commitments under Section 202 of  Executive
          Order  11246 of September 24, 1965, and shall post copies
          of   the  notice  in  conspicuous  places  available   to
          employees and applicants for employment.

     (d) The Redeveloper will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

                                21

     (e)  The  Redeveloper will furnish all information and reports require  by Executive Order 11246 of September 24,  1965,
          and   by  the  rules,  regulations,  and  orders  of  the
          Secretary of Labor or the Secretary of Housing and  Urban
          Development pursuant thereto, and will permit  access  to
          the  Redeveloper's books, records, and  accounts  by  the
          Agency,  the  Secretary of Housing and Urban Development,
          and  the Secretary of Labor for purposes of investigation
          to ascertain compliance with such rules, regulations, and
          orders.

     (f)  In  the event of the Redeveloper's noncompliance with the nondiscrimination clauses of this Section, or with any of
          the said rules, regulations, or orders, the Agreement may
          be canceled, terminated, or suspended in whole or in part
          and  the  Redeveloper  may  be  declared  ineligible  for
          further   Government  contracts  or  federally   assisted
          construction  contracts  in  accordance  with  procedures
          authorized  in  Executive Order 11246  of  September  24,
          1965,  and  such  other  sanctions  may  be  imposed  and
          remedies invoked as provided in Executive Order 11246  of
          September 24, 1965, or by rule, regulation, or  order  of
          the Secretary of Labor, or as otherwise provided by law.

     (g)  The Redeveloper will include the provisions of Paragraphs
          (a)  through  (g)  of this Section in every  contract  or
          purchase  order, and will require the inclusion of  these
          provisions in every subcontract entered into  by  any  of
          its  contractors, unless exempted by rules,  regulations,
          or  orders  of the Secretary of Labor issued pursuant  to
          Section  204  of Executive Order 11246 of  September  24,
          1965,  so that such provisions will be binding upon  each
          such  contractor, subcontractor, or vendor, as  the  case
          may  be.   The  Redeveloper will take  such  action  with
          respect  to  any  construction contract, subcontract,  or
          purchase order as the Agency or the Department of Housing
          and  Urban Development may direct as a means of enforcing
          such  provisions, including sanctions for  noncompliance:
          PROVIDED,  HOWEVER,  That in the  event  the  Redeveloper
          becomes  involved  in, or is threatened with,  litigation
          with  a  subcontractor or vendor  as  a  result  of  such
          direction by the Agency or the Department of Housing  and
          Urban  Development,  the Redeveloper  may  requested  the
          United  States to enter into such litigation  to  protect
          the  interests of the United States.  For the purpose  of
          including  such provisions in any construction  contract,
          subcontract, or purchase order, as required  hereby,  the
          first  three  lines of this Section shall be  changed  to
          read  "During  the  performance  of  this  Contract,  the
          Contractor   agrees   as   follows:"   and   the    term
          "Redeveloper" shall be changed to "Contractor."

      SEC.  803.  PROVISIONS NOT MERGED WITH  DEED.   None  of  the
provisions of the Agreement are intended to or shall be  merged  by reason  of  any  deed transferring title to the Property  from  the
Agency  to  the Redeveloper or any successor in interest,  and  any such  deed  shall not be deemed to affect or impair the  provisions and covenants of the Agreement.

      SEC. 804. TITLES OF ARTICLES AND SECTIONS. Any titles of the several parts, Articles, and Sections of the Agreement are inserted for convenience of reference only and shall be disregarded in construing or interpreting any of its provisions.

                                22

                            RIDER TO

                          CONTRACT FOR

             SALE OF LAND FOR PRIVATE REDEVELOPMENT



                         By and Between



                     Housing Authority and

                   Urban Redevelopment Agency

                  of the City of Atlantic City



                              and



                 Atlantic City Showboat, Inc.




                       TABLE OF CONTENTS

1. COOPERATION. . . . . . . . . . . . . . . . . . . 1

2. MASTER PLAN. . . . . . . . . . . . . . . . . . . 1

3. DEVELOPMENT BY FCR . . . . . . . . . . . . . . . 6

   (a) Re-Transfer. . . . . . . . . . . . . . . . . 7

   (b) Loading Dock . . . . . . . . . . . . . . . . 8

   (c) Master Plan. . . . . . . . . . . . . . . . . 1O

   (d) Agreement Termination. . . . . . . . . . . . 1O

   (e) Vacation . . . . . . . . . . . . . . . . . . 1O

   (f) Application Filings. . . . . . . . . . . . . 1O

   (g) Environmental. . . . . . . . . . . . . . . . 11

4. FCR'S FAILURE TO COMMENCE DEVELOPMENT. . . . . . 12

5. PHASE II TOWER: ALTERNATE SITE . . . . . . . . . 13

   (a) Sale and Purchase. . . . . . . . . . . . . . 13

   (b) Alternate Site Configuration . . . . . . . . 13

6. ADDITIONAL GARAGE. . . . . . . . . . . . . . . . 14

   (a) Sale and Purchase. . . . . . . . . . . . . . 14

   (b) Additional Garage Site Configuration . . . . 14

7. VACATION OF TRACTS . . . . . . . . . . . . . . . 15

   (a) Agency's Right to Terminate. . . . . . . . . 15

   (b) Vacation Date: Required Notice . . . . . . . 15

   (c) Vacation and Conveyances . . . . . . . . . . 16

   (d) Taxes.                                       18

8. PEDESTRIAN ACCESS. . . . . . . . . . . . . . . . 19

9. 8O' EASEMENT TAXES . . . . . . . . . . . . . . . 2O

                                i

               RIDER TO CONTRACT FOR SALE OF LAND

                   FOR PRIVATE REDEVELOPMENT



     1.   COOPERATION. From and after the date of this Agreement,

Redeveloper  and  FCR  shall  cooperate  with  each   other,   in

consultation with the Agency, in the development of Redeveloper's

Phase  I  Tower;  it  being the intent of  the  parties  to  this

Agreement  that they will each have an opportunity to review  and promptly  provide comments on the plans for such Phase  I  Tower,

and shall have a full understanding of how the Phase I Tower will impact  upon  and be integrated with FCR's proposed Entertainment

Complex   (as  hereinafter  defined).  In  furtherance   of   the

foregoing, Redeveloper agrees to provide FCR with copies  of  all plans  for the Phase I Tower, as such plans are developed. Agency reserves  the right to approve during the design and construction

phases   the   quality  of  materials  and   finishes   and   all

architectural  designs. FCR and Redeveloper  agree  to  reimburse

Agency  for Agency's actual costs incurred in this review process in accordance with the Agency's normal fee schedule.



     2.   MASTER PLAN.



     (a)  Redeveloper acknowledges that FCR intends to develop an entertainment complex upon the Project Area, pursuant to Atlantic

City Housing Authority Resolution Number 4609 (the "Entertainment

Complex").  In  connection therewith, Redeveloper and  FCR  shall cooperate to design



                                1


a master plan for the use and development of the Project Area, as it  pertains  to Tracts 2 and 3 (the "Master Plan").  The  Master

Plan   shall  include:  (i)  the  development  by  FCR   of   the

Entertainment  Complex; (ii) development by Redeveloper,  at  its option,  of  the Phase II Tower upon a "Phase II Tower  Alternate

Site"  (as  hereinafter  defined); (iii)  provision  by  FCR,  at

Redeveloper's  option,  of  parking  for  300  vehicles  for  the exclusive use and benefit of Redeveloper and its invitees, agents and/or  customers, on Tracts 2 and 3 ("Showboat Parking")  ;  and

(iv) development jointly by Redeveloper and FCR, at Redeveloper's option, of additional parking on the balance of the Project  Area to  be  acquired  by  FCR,  with the  express  understanding  and agreement  that at least 700 parking spaces (in addition  to  the

Showboat  Parking) shall be allocated for the exclusive  use  and benefit  of Redeveloper, its invitees, agents and customers  (the

"Additional Showboat Parking"). The Master Plan shall be  subject in all events to the review and prior approval of the Agency, and shall  be developed in consultation with the Agency. The Showboat

Parking and the Additional Showboat Parking shall not be used  by

Redeveloper's  employees  without  the  written  consent  of  the

Agency.  In  the event of a dispute between Redeveloper  and  FCR

concerning   any  aspect  of  the  Master  Plan   not   otherwise

specifically  addressed  in the Agreement,  Redeveloper  and  FCR agree  that  the Agency shall have the final decision to  resolve such dispute.



                                  2


      (b)   The Master Plan shall also provide for the use by  or

conveyance   to   FCR  (after  FCR  commences   development   (as

hereinafter  defined)) of the unoccupied portion(s)  of  Tract  1

and/or   the  Phase  II  Tower  Alternate  Site  (as  hereinafter

defined),  as  jointly  determined by  Redeveloper  and  FCR,  to accommodate  FCR's  development  of  the  Entertainment  Complex;

subject,   in  all  events,  to  the  80'  Easement  which   will

nonetheless  remain in favor of Redeveloper for  the  benefit  of

Tract  1. In the event of a dispute between Redeveloper  and  FCR over  which  area(s) of Tract 1 or the Phase II  Tower  Alternate

Site   are  unoccupied,  and/or  over  which  portions  of   such

unoccupied  areas should be conveyed or otherwise made  available to  accommodate  FCR's development of the Entertainment  Complex,

the  Agency shall determine exactly which portion(s) of  Tract  1 and/or  the Phase II Tower Alternate Site shall be available  for use  by, or conveyance to FCR; provided, however, no portions  of

Tract  1  may  be  so  designated by the Agency  for  use  by  or conveyance  to FCR, other than in those areas designated  as  the

"Unoccupied Portion" on Exhibit "C", annexed hereto and  by  this

reference   made  a  part  hereof.  Redeveloper  shall   not   be

responsible  for the costs of subdivision or conveyance  of  such unoccupied portion, nor for any taxes on such unoccupied  portion occurring  beyond  the  date  of such  conveyance.  Redeveloper's obligation  to reconvey to the Agency the unoccupied portions  of

Tract 1 as provided in



                                3


this subparagraph (b) shall survive the issuance of a Certificate of Completion for Tract 1.


      (c)   Redeveloper  and  FCR shall jointly  develop  a  cost

allocation  formula, under which Redeveloper shall  pay  for  the costs  of the Showboat Parking, if requested by Redeveloper,  and

(if applicable) the Additional Showboat Parking.


      (d)   If Redeveloper and FCR are unable to agree on a joint

plan  for  the development of the Additional Showboat Parking  by

January 31, 1995, Redeveloper shall have the right and option  to itself  acquire additional land from the Agency, selected jointly by  FCR  and  Redeveloper, (and, provided that Tract 2  has  been reconveyed  to the Agency in accordance with Rider  Section  3(a)

hereof, the Agency hereby agrees promptly upon request to  convey same  without  cost  to  Redeveloper),  and  develop  thereon  an additional parking garage facility (the "Additional Garage")  for parking  of  700-1,000  vehicles. Any  such  parcel  ("Additional

Garage Site") shall comply with the requirements of Rider Section

6(b)  hereof. If Redeveloper and FCR cannot agree on  a  mutually acceptable Additional Garage Site by January 31, 1995,  then  the

Agency shall select one of the parcels shown on the plan attached as  Exhibit "D" hereto, and by this reference made a part hereof,

and  the  parcel so selected shall be the Additional Garage  Site for  all  purposes  hereunder. Redeveloper's development  of  the

Additional  Garage  shall  be subject to  the  prior  review  and approval of the



                                4


Agency, as provided in this Agreement, and in accordance with the

Urban Renewal Plan.


      (e)   If Redeveloper and FCR are unable to agree by January

31,  1995  on an alternate site for development of the  Phase  II

Tower,  then the Agency shall select and convey a Phase II  Tower

Alternate  Site  in  accordance  with  the  provisions  of  Rider

Sections 3(a) and 5 hereof.


      (f)   Redeveloper  and FCR shall begin development  of  the

Master  Plan  on or before December 31, 1993, and shall  complete same  by  January  31, 1995. No reversions  shall  apply  if  the parties  are  unable  to meet such deadlines.  Redeveloper  shall authorize Redeveloper's design consultant, at Redeveloper's  cost and expense, to work with FCR and FCR's design consultants in the preparation  of  the Master Plan. The parties will  cooperate  to design the Master Plan to satisfy the requirements of all parties to this Agreement, and all such parties shall provide development information requested by any other party prior to and during  the preparation  of the Master Plan. Without limiting the  generality of  the  foregoing, the parties to this Agreement shall cooperate to ensure that each development component in the Master Plan will have  adequate  ingress  and  egress  for  construction,  and  an adequate area for construction staging. In the event of a dispute between  Redeveloper  and  FCR, the Agency  shall  determine  the nature and extent of the ingress and egress



                                5


for  construction, and an adequate area for construction staging,

for the development of any component of the Master Plan.


      (g)   The  Master  Plan  shall only  be  effective  if  FCR

commences   development   (as   hereinafter   defined)   of   the

Entertainment  Complex  by the Third Party Development  Deadline.

Therefore, notwithstanding any other provision of this  Agreement

to   the   contrary,  Redeveloper,  the  Agency  and  FCR  hereby

specifically acknowledge and agree that the Master Plan, and  any

obligations   of  the  parties  thereunder,  shall  automatically

terminate on the Third Party Development Deadline and  be  of  no

further   force  or  effect  whatsoever,  unless  FCR   commences

development  (as hereinafter defined) on or prior  to  the  Third

Party Development Deadline.


     3.   DEVELOPMENT BY FCR. Redeveloper's accommodations to FCR

and   FCR's  development  plans  under  the  provisions  of  this

Agreement, or in favor of any substitute developer designated  by the Agency in writing to Redeveloper, shall only extend to and be effective  through January 31, 1995 (the "Third Party Development

Deadline"), which deadline is and shall be of the essence of this

Agreement,  subject  to no extension without  the  prior  written consent of Redeveloper. For purposes of this Agreement, the  term

"FCR"  shall  be  deemed  to  include  any  substitute  developer designated by the Agency on or before the Third Party Development

Deadline.  However,  no such substitution  of  developer  by  the

Agency   shall  alter  or  extend  the  Third  Party  Development

Deadline. Therefore, FCR must commence development of the



                                6


Entertainment  Complex  prior  to  the  Third  Party  Development

Deadline.  For  purposes of this Rider Section 3  and  any  other reference  to  FCR's progress with respect to  the  Entertainment

Complex,  the term "commence development" means FCR's development progressing  to  the point at which: (i) the  Agency  shall  have approved, FCR's Entertainment Complex, as well as FCR's  schedule for  the  construction thereof; and (ii) the  Agency  shall  have determined  that FCR has obtained a commitment for financing  the development  of  the  Entertainment  Complex.  If  FCR  commences development of the Entertainment Complex prior to the Third Party

Development  Deadline, the following provisions shall  thereafter apply:


      (a)  RE-TRANSFER. Redeveloper shall re-convey ownership  of and  title to Tract 2 to the Agency. Such reconveyance  shall  be made  subject to the provisions of Section 2(a) of Part I of  the

Agreement,  with  respect to the condition of title  thereto.  In consideration of Redeveloper's re-conveyance of Tract  2  to  the

Agency,  and as a condition precedent to Redeveloper's obligation to  do  so, the Agency shall convey to Redeveloper in fee simple,

without  additional  cost:  i)  an  alternate  site  selected  by

Redeveloper  and FCR jointly under the Master Plan  (or,  failing such  Agreement, by Agency pursuant to Rider Section 2(e) hereof)

for  Redeveloper's  Phase II Tower, such site  ("Phase  II  Tower

Alternate  Site")  being in compliance with the  requirements  of

Rider Section 5(b)



                                7


hereof; and ii) at Redeveloper's request, if Redeveloper and  FCR are unable to agree prior to the Third Party Development Deadline upon joint development of the Additional Showboat Parking, one of the  Additional  Garage  Sites for the  Additional  Garage,  more particularly  described in Exhibit "D" hereto, said  site  to  be chosen  by the Agency. If Redeveloper and FCR cannot agree  prior to  the Third Party Development Deadline upon a suitable Phase II

Tower  Alternate Site, the Agency shall identify  and  convey  to

Redeveloper  without additional cost a Phase II  Tower  Alternate

Site  which complies with the requirements of Rider Section  5(b)

hereof.  The  Agency's decision shall be binding on  Redeveloper,

the Agency and FCR and shall be final for all purposes hereunder.

Thereafter, development of the Phase II Tower upon the  Phase  II

Tower  Alternate Site shall be subject to the provisions of Rider

Section 5, below; and development of the Additional Garage on the

Additional  Garage  Site shall be subject to  the  provisions  of

Rider  Section 6, below. Redeveloper shall have no liability  for any  taxes,  municipal  utility charges, assessments  or  similar costs  with respect to Tract 2, which accrue from and  after  the date on which Redeveloper vacates Tract 2 in accordance with  the provisions of this Agreement.


      (b)   LOADING DOCK. Following the conveyance (including  by

lease) of a portion of Tract 1 (if applicable) and of Tract 2 and

Tract   3   (if  applicable)  to  FCR  by  the  Agency  for   the

Entertainment Complex,



                                8


Redeveloper  shall reconfigure, at its own cost and expense,  the loading  dock then existing for the Phase I Tower,  in  order  to

accommodate   FCR's   planned   development   of   a    "platform

approximately   level  with  the  elevation  of  the   Boardwalk.

Reconfiguration shall include, if determined to be  necessary  by the  Agency,  the  lowering of said loading dock  and  all  or  a portion  of  the related service/loading drive, below  grade,  at

Redeveloper's  cost and expense. Redeveloper will cooperate  with

FCR  in  the  development of a common loading  area.  Redeveloper shall  also  cooperate with FCR to relocate  or  reconfigure,  at

Redeveloper's  expense, Redeveloper's pedestrian egress  required

under  Fire  Code  within  the  8O'  Easement,  subject  to   the

requirements  of  Fire  Code,  in order  to  accommodate  and  be

integrated   with  FCR's  Entertainment  Complex.   Redeveloper's

intended  use  of  the 80' Easement for loading and  fire  egress lanes  is more particularly shown on Exhibit "E", annexed  hereto and  by  this reference made a part hereof. If there is a dispute between  Redeveloper  and  FCR  with  respect  to  the  foregoing matters,  the  Agency  shall make the  final  determination  with

respect  to  any  relocation  or  reconfiguration  which  is   so

disputed.  The  maximum elevation of the 8O'  Easement  shall  be reduced  to an elevation of 1O.29 feet above Mean Seal  Level  if and  when  (i)  the  Agency has conveyed  or  leased  either  the

Unoccupied  Portion of Tract 1 (if applicable), or  Tract  2  (if applicable) or Tract 3 (if applicable) to FCR and (ii) the Agency determines in its sole discretion that



                                9


FCR's  planned  development of a "platform'  approximately  level with  the elevation of the Boardwalk requires the reconfiguration or relocation of the said loading dock and/or all or a portion of the related service/loading drive and/or pedestrian egress.


      (c)   MASTER PLAN. Redeveloper and FCR shall implement  the

Master Plan with respect to Tract 2 and Tract 3.


      (d)  AGREEMENT TERMINATION. Redeveloper's lease for Tract 3 and  Lot 144.02, if applicable, if any, and the Use and Occupancy

Agreement for any of the Tracts, shall be terminated.


     (e)  VACATION. Notwithstanding any provision to the contrary herein contained, Redeveloper shall not be required to vacate any of  the  Tracts prior to the date therefor provided  under  Rider

Section 7 hereof.


      (f)   APPLICATION  FILINGS. Redeveloper shall  provide  its

consent  as  lessee  or fee owner of any of the  Tracts,  to  the filing  or  submission of any application by FCR for  development permits  and  approvals with regard to Tract  2,  the  Unoccupied

Portion  of  Tract 1, Tract 3 and Lot 144.02. Such consent  shall not  preclude Redeveloper from objecting to the substance of  any such application.


     (g)  ENVIRONMENTAL.


           (i)   Redeveloper, at its sole cost and expense, shall

have  a  Phase  I  Environmental Site  Assessment  prepared  with respect to Tracts 1, 2, 3 and Proposed Lot



                               10


144.02,  and  shall deliver a copy thereof to the  Agency  on  or before June 3O, 1993 (the "Phase one Report").


            (ii)   If   the   Phase  One  Report  discloses   any

contamination  on  the  aforesaid  Tracts,  having  an  aggregate projected  remediation cost of over $250,000.00, then Redeveloper may  terminate this Agreement as provided in Section 2(j) Part  I of the Agreement.


           (iii)      If  this  Agreement is  not  terminated  as

provided  in  clause  (ii) hereof, or if Redeveloper  waives  its

right   to   terminate  the  Agreement,  then  after  settlement,

Redeveloper shall remediate the subject Tract(s) as  and  to  the extent required under applicable law. In addition, from and after settlement,  Redeveloper  shall indemnify  and  hold  the  Agency harmless  from and against any and all loss, cost, damage,  claim or  expense  from  the contamination of such Tract(s);  provided,

however,  that, with respect to any contamination which  did  not arise  during the period of Redeveloper's ownership or  occupancy of  the  subject  Tract(s),  such indemnity  shall  automatically terminate, as to any such Tract, on the date Redeveloper  vacates or  reconveys  such  Tract pursuant to  the  provisions  of  this

Agreement.


           (iv)  Prior to the later of Redeveloper's vacation  or

reconveyance to the Agency of Tract 2, Tract 3 and/or Lot 144.O2,

as applicable, Redeveloper shall provide to the Agency either, at

Redeveloper's option: (1) an ECRA Letter of Non-Applicability for

Tract 2,



                               11


Tract  3  and/or  Lot 144.02, as applicable; or  (2)  a  Phase  I

Environmental Site Assessment Report for Tract 2, Tract 3  and/or

Lot  144.O3  as applicable, showing no material contamination  of

Tract  2,  Tract 3 and/or Lot 144.02, as applicable,  other  than such  contamination as was shown in the Phase One Report obtained prior  to  settlement, and was not required to be  remediated  by

Redeveloper under clause (iii), above.


      4.    FCR'S FAILURE TO COMMENCE DEVELOPMENT. If FCR (or any

substitute  developer)  fails  to  commence  development  of  the

Entertainment  Complex  by the Third Party Development  Deadline,

then the provisions of Rider Section 3 hereof shall automatically be  of no further force or effect, and Redeveloper shall have  no obligation  to  re-convey Tract 2 to the Agency pursuant  to  the provisions of Rider Section 3, and Redeveloper's Lease for  Tract

3   shall  continue  in  full  force  and  effect,  without   any

termination  right of the Agency except as otherwise provided  in

Redeveloper's  Lease, except if Agency exercises  its  option  to convey  fee  title to Tract 3 to the Redeveloper. Upon  any  such

failure   by   FCR  or  any  substitute  developer  to   commence

development  by the Third Party Development Deadline,  determined by  the Agency as provided in Rider Section 3 hereof, any and all of  Redeveloper's remaining obligations hereunder to  accommodate the  development of the Entertainment Complex shall automatically terminate and be of no further force or effect, without the  need for  notice or any other action on the part of any party  hereto.

Redeveloper shall



                               12


thereupon  have  the right to begin Redeveloper's development  of the Tract 2 Garage, at any time after the Third Party Development

Deadline, on thirty (30) days' notice to the Agency but not later than  October 1, 1997. Redeveloper shall also have the right,  if

Redeveloper so elects, to develop the Phase II Tower upon  Tracts

1  and/or  2, as provided under Section 2(h) of Part  I  of  this

Agreement.  The  Agency  and  FCR  acknowledge  and  consent   to

Redeveloper's  development,  use and  occupancy  as  contemplated under this Rider Section 4.


      5.    PHASE  II  TOWER; ALTERNATE SITE.  If  FCR  commences

development  of  the  Entertainment Complex by  the  Third  Party

Development  Deadline,  then Section  2(h)  of  Part  I  of  this

Agreement  shall  not govern development of the  Phase  II  Tower

(except  that  the  definition of  the  "Phase  II  Tower"  shall nonetheless apply).  Rather, the following provisions shall apply to the development of the Phase II Tower:


     (a)  SALE AND PURCHASE. The Agency's conveyance of the Phase

II  Tower  Alternate  Site shall be made  without  the  need  for additional consideration from Redeveloper, and shall be otherwise subject  to  the  provisions of Section  2  of  Part  I  of  this

Agreement.


      (b)   ALTERNATE  SITE  CONFIGURATION.  The  parties  hereto

acknowledge  and  agree that any Phase II  Tower  Alternate  Site shall  be  approximately  30,000  square  feet  in  area,  having dimensions  of approximately 100 feet x 300 feet,  and  shall  be contiguous with the Showboat Site in a manner which allows for  a reasonably practicable direct



                               13


physical connection between the Phase II Tower's casino floor and

the   Redeveloper's  then  existing  casino  floor,   to   enable

Redeveloper to comply with the New Jersey Casino Control Act  and the  then prevailing regulations of the New Jersey Casino Control

Commission.  If  Redeveloper determines to develop,  as  part  of

Phase II Tower, space available for casino expansion of less than

20,000 square feet, then the size of the Phase II Tower Alternate

Site  may be reduced, at the Agency's option, by 1.5 square  feet for  each  square foot by which the size of such casino expansion space  to  be  developed by Redeveloper as part of the  Phase  II

Tower falls below 20,000 square feet.


      6.   ADDITIONAL GARAGE. If FCR commences development by the

Third  Party Development Deadline, then the following  provisions shall  govern  the development of the Additional  Garage  on  any

Additional Garage Site:


        (a)   SALE  AND  PURCHASE. The Agency's conveyance  of  the

Additional  Garage  Site  shall be  made  without  the  need  for additional consideration from Redeveloper, and shall be otherwise subject to the provisions of Section 2 of this Agreement.


      (b)   ADDITIONAL GARAGE SITE CONFIGURATION. The  Additional

Garage  Site  shall be approximately 60,600 square feet  in  area with  dimensions  of  approximately  166  feet  x  365  feet.  If

Redeveloper and FCR cannot agree upon an Additional Garage  Site,

the Agency shall select one of



                               14


the Sites for the Additional Garage shown on Exhibit "D" hereto.


     7.   VACATION OF TRACTS.


     (a)  AGENCY'S RIGHT TO TERMINATE.


           (i)   BEFORE  DEADLINE. At any time before  the  Third

Party Development Deadline, the Agency may, by written notice  to

Redeveloper   as  hereinafter  provided  ("Notice  to   Vacate"),

terminate the Redeveloper's Lease or Use and Occupancy Agreement,

and thereby require Redeveloper to vacate Tract 2, and/or Tract 3

(exclusive  of the 80' Easement) and/or Lot 144.02 in  accordance with  the provisions of this Rider Section 7. Such written notice must specify the date ("Vacation Date") by which Redeveloper must

vacate   the   subject  Tract(s),  and  must  comply   with   the

requirements of subparagraph (b) hereof. Prior to the Third Party

Development Deadline, the Agency may terminate an existing Notice to Vacate and issue a new one; provided such new Notice to Vacate must itself comply with the provisions of this Section 7.


     (ii) AFTER DEADLINE. If FCR has commenced development of the

Entertainment  Complex  by the Third Party Development  Deadline,

the  Agency  may deliver Notice to Vacate after the  Third  Party

Development Deadline.


      (b)   VACATION DATE; REQUIRED NOTICE. The Notice to  Vacate

must comply with the following requirements:



                                    15


           (i)  MINIMUM NOTICE. The Notice to Vacate must specify

a  Vacation Date which provides Redeveloper at least one  hundred twenty (120) days' prior written notice to vacate, if the subject

Tract(s)  are  then  being used by Redeveloper  for  construction staging,  and at least ninety (90) days' prior written notice  to vacate,  if the subject Tract(s) are then being used for  interim surface parking.


           (ii) THIRD PARTY DEVELOPMENT DEADLINE. If the Vacation

Date  falls  prior  to  the  Third  Party  Development  Deadline,

Redeveloper shall not be forced to vacate or reconvey the subject

Tract(s)  by such Vacation Date, unless FCR has already commenced development  of  the  Entertainment  Complex.  If  FCR  fails  to commence  development  by such Vacation  Date,  but  subsequently commences  development  prior  to  the  Third  Party  Development

Deadline, the date of such subsequent commencement of development shall be the Vacation Date, without the need for a further Notice to  Vacate.  Notwithstanding  the  foregoing,  if  FCR  fails  to commence  development of the Entertainment Complex by  the  Third

Party Development Deadline, then upon such failure any Notice  to

Vacate  then pending shall automatically be null and void and  of no force or effect, and no further Notice to Vacate may be given.


     (c)  VACATION AND CONVEYANCES.


            (i)    REQUIRED   ACTIONS.  On  the  Vacation   Date,

Redeveloper shall vacate the Tract(s) covered by the



                               16


Notice  to  Vacate, and shall reconvey Tract 2 to the  Agency  as contemplated under Rider Section 3(a), above; provided,  however,

that  Redeveloper's  obligation to reconvey  Tract  2  and/or  to vacate  any of the Tracts or portions thereof, shall be expressly conditioned  upon:  (i) the Agency conveying to  Redeveloper  the

Phase  2  Tower Alternate Site and the Additional Garage Site  in

accordance  with  the  provisions contained  in  this  Agreement,

including  those  set  forth  in  Section  8(c)  Part  I  of  the

Agreement; and (ii) the Agency or FCR providing Redeveloper  with

"additional   suitable   space"  (as  hereinafter   defined)   to

accommodate  Redeveloper's construction  staging  and/or  interim surface  parking,  as  the  case may be,  then  existing  on  the

Tract(s)  so  vacated  and/or reconveyed.  Redeveloper  shall  be responsible  for  any  costs associated with  the  relocation  of construction  staging or interim surface parking as  contemplated under this subparagraph (c).


           (ii)  ADDITIONAL SUITABLE SPACE. The term  "additional

suitable space" as used in this Rider Section 7 shall mean  space

of   approximately   equal  size  to  accommodate   Redeveloper's

construction staging operations, or to allow Redeveloper the same number of interim surface parking spaces, as the case may be,  as then existing on Tract 2, Tract 3, and/or Proposed Lot 144.02, as applicable.  Redeveloper  acknowledges that  additional  suitable space  hereunder  shall likely be located on the  north  side  of

Pacific Avenue.



                               17


           (iii)      AGREEMENTS. Redeveloper's Lease and/or  Use

and Occupancy Agreement shall terminate on and as of the Vacation

Date  established in the Notice to Vacate, or on such later date,

if  any,  determined in accordance with subsections (b)  and  (c)

hereof, by which Redeveloper must vacate the subject Tract(s)  in

accordance   with  the  provisions  of  this  Rider  Section   7.

Redeveloper  and the Agency shall enter into a lease for  interim

surface   parking,   or  a  use  and  occupancy   agreement   for

construction staging, as applicable, substantially  the  same  as those  attached  as Exhibits "J" and "B-2" hereto,  respectively,

for the additional suitable space provided to Redeveloper.


     (d)  TAXES.


           (i)   Provided  both  the Notice  to  Vacate  and  the

Vacation  Date  are in compliance with the requirements  of  this

Agreement, if Redeveloper fails to vacate the Tract(s) covered by the  Notice  to  Vacate on or before the Vacation Date  specified therein,  then  Redeveloper  shall be  liable  for  any  and  all additional real property taxes on the subject Tract(s), caused by

Redeveloper's  failure  timely  to  vacate,  including,   without

limitation,  those  accruing or falling due  after  Redeveloper's vacation of the subject Tract(s).


          (ii) If Redeveloper vacates the Tract(s) subject to the

Notice  to  Vacate on or before the Vacation Date  (adjusted,  if necessary,  to  comply with the provisions of subsection  (b)(ii)

hereof), then Redeveloper shall not be



                               18


liable  for  any  real  property taxes  accrued  on  the  subject

Tract(s) beyond the Vacation Date (so adjusted if necessary).


     8.   PEDESTRIAN ACCESS.


      (a)   Redeveloper's use of Tract 3 and Proposed Lot  144.O2

for  construction staging hereunder shall be subject, during  the

Construction  Staging  Period,  to  the  reservation  of  a   30'

pedestrian egress/ingress lane along New Jersey Avenue,  for  the nonexclusive use of FCR and its employees, agents and  customers,

for  access  to  Proposed LOT 144.01, as shown  on  Exhibit  "D",

annexed  hereto  and  by  this  reference  made  a  part  hereof.

Notwithstanding the foregoing, Redeveloper's obligation hereunder shall  automatically  terminate and be of  no  further  force  or effect,  if  FCR fails to commence development on or  before  the

Third Party Development Deadline.


     (b)  Prior to the completion of FCR's Entertainment Complex,

Redeveloper shall provide reasonable access to FCR across  Tracts

2  and  3,  and Proposed Lot 144.02, which access shall  continue until  the Third Party Development Deadline, at which point  said

right   of  access  shall  expire,  unless  by  the  Third  Party

Development Deadline FCR shall have commenced development of  the

Entertainment Complex, in which event such right to access  shall continue, as may be reasonably required by FCR, until development of  the Entertainment Complex is completed. In no event shall the access  right granted to FCR hereunder be allowed to displace  or interfere with the



                               19


Redeveloper's proposed developments, uses and operations upon the

Tracts as more particularly described in this Agreement.


     9.   80' EASEMENT TAXES.


      (a)   If  the City assesses real estate taxes  on  the  80'

Easement  notwithstanding the fact that the  Agency  is  the  fee owner thereof, Redeveloper shall be solely liable for such taxes.


      (b)   Whether or not a Certificate of Completion  has  been

issued for the 80' Easement, if Redeveloper fails to pay all real property  taxes  upon  the 80' Easement,  subject  to  applicable notice  and/or  cure periods, the Agency may  terminate  the  8O'

Easement and pursue all rights and remedies available under  this

Agreement,  including  but not limited to those  specified  under

Section 704 hereof with respect to any of the Tracts for which  a

Certificate of Completion has not then been issued.



                               20


           EXHIBIT "A-1" Plan: Diagram of Tracts 1,2 & 3; 80' Easement




                  [Artur W. Ponzio letterhead]

                       SHOWBOAT EXPANSION



                 METES AND BOUNDS DESCRIPTIONS







---------------------------------------------------------







BLOCK 13, LOT 144.03



BEGINNING  at  a  point being South 27 degrees,  98  minutes,  00 seconds  east  a distance of 445.00' from the southerly  line  of
Pacific Avenue (6O' wide ), and South 62 degrees, 32 minutes,  00 seconds west a distance of 140.00' from the westerly line of  New
Jersey  Avenue  (5O'  wide), and extending  from  said  beginning point; thence

      1. South 27 degrees, 28 minutes, 00 seconds east a distance of 497.00' to a point; thence

      2. South 62 degrees, 32 minutes, 00 seconds west a distance of 126.00' to a point; thence

      3. North 27 degrees, 28 minutes, 00 seconds west a distance of 497.00' to a point; thence

      4. North 62 degrees, 32 minutes, CO seconds east a distance of 126.00' to the point and place of BEGINNING,


CONTAINING an area of 62,622 square feet


           EXHIBIT "A-2" Legal Description - Tract 1


BLOCK 13, LOT 144.06


BEGINNING  at  a point in the westerly line of New Jersey  Avenue
(5O' wide), South 27 degrees, 28 minutes, 00 seconds east a distance of 862.00' from the southerly line of Pacific Avenue
(60'  wide), and extending from said beginning point; thence

      1. South 27 degrees, 28 minutes, 00 seconds east in and along the westerly line of New Jersey Avenue a distance of 80.00' to a point; thence

      2. South-62 degrees, 32 minutes, 00 seconds west a distance of 140.00' to a point; thence .

      3. North 27 degrees, 28 minutes, 00 seconds west a distance of 80.00' to a point; thence

      4. North 62 degrees, 32 minutes, 00 seconds east a distance of 140.00' to the point and place of BEGINNING


CONTAINING. an area of 11200 square feet


SAID  EASEMENT AREA BEING LIMITED IN HEIGHT TO Elevation 23  FEET
ABOVE MEAN  SEA LEVEL, WHICH IS SUBJECT TO AUTOMATIC Reduction TO
A  MAXIMUM  Elevation  OF 10.29 FEET ABOVE  MEAN  SEA  LEVEL.  IN
ACCORDANCE WITH THE TERMS CONTAINED  IN THE DEED.


        EXHIBIT "A-3" Legal Description - 80' Easement


BLOCK 13; LOT 144.04


BEGINNING  at  a  point being South 27 degrees, 28  minutes,   00
seconds  east a distance of 80. 00 ' from the southerly  line  of
Pacific  Avenue (5C' wide), and South 62 degrees, 32 minutes,  00 seconds west a distance or 100.00' from the westerly line of  New
Jersey  Avenue  (50'  wide), and extending  from  said  beginning point; thence

      1. South 27 degrees, 28 minutes, 00 seconds east a distance of 583. 00 ' to a point; thence

      2. South 62 degrees, 32 minutes, 00 seconds west a distance of 40.00' to a point; thence

      3. North 27 degrees, 28 minutes, 00 seconds west a distance of 218.00' to a point; thence

      4. South 62 degrees, 32 minutes, 00 seconds west a distance of 126.00' to a point; thence

      5. North 27 degrees, 28 minutes, 00 seconds west a distance of 365.00' to a point; thence

      6. North 62 degrees, 32 minutes, 00 seconds east a distance of 166.00' to the point and place of BEGINNING.


CONTAINING an area of 6931O square feet


           EXHIBIT "A-4" Legal Description - Tract 2


TRACT 3

BEGINNING  at the intersection of the southerly line  of  Pacific
Avenue  (6O' wide) with the westerly line of New Jersey Avenue  (
50 ' wide), and extending from said beginning point; thence

      1. South 27 degrees, 28 minutes, 00 seconds east in and along the westerly line of New Jersey Avenue a distance of 942.
00 ' to a point; thence

      2. South 62 degrees, 32 minutes, 00 seconds west a distance of 140.00' to a point; thence

      3. North 27 degrees, 28 minutes, 00 seconds west a distance of 279.00' to a point; thence

      4. North 62 degrees, 32 minutes, 00 seconds east a distance of 40.00' to a point; thence

      5. North 27 degrees, 28 minutes, 00 seconds west a distance of 583.00' to a point; thence

      6. South 62 degrees, 32 minutes, 00 seconds west a distance of 166. 00 ' to a point; thence

      7. North 27 degrees, 28 minutes, 00 seconds west a distance of 80.00' to the southerly line of Pacific Avenue, thence

      8. North 62 degrees, 32 minutes, 00 seconds east in and along the southerly line of Pacific Avenue a distance of 266.00' to the point and place of BEGINNING.


CONTAINING an area of 11864O square feet


BEING PROPOSED LOTS 144.15 AND 144.06 IN BLOCK 13.


           EXHIBIT "A-S" Legal Description - Tract 3


                    DIAGRAM OF PROPOSED LOTS

                    CONSTRUCTION STAGING PLAN

                          EXHIBIT "B-1"




